UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

October 31, 2009

Nuveen High Yield Municipal Bond Fund	Nuveen All-American Municipal Bond Fund	Nuveen Insured Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in the first quarter of 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

December 21, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

In the following discussion, portfolio managers John Miller, Johnathan Wilhelm, and Paul Brennan examine key investment strategies and the performance of the Funds. John Miller, who has 15 years of investment experience, has managed the Nuveen High Yield Municipal Bond Fund since 2000 and 2007, respectively. Johnathan has managed the Nuveen All-American Municipal Bond Fund since 2007. Paul Brennan, with 20 years of investment experience, has managed the Nuveen Limited Term Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund since 2006 and the Nuveen Intermediate Duration Municipal Bond Fund since 2007.

How did the Funds perform during the six-month period ended October 31, 2009?

The table on page five provides Class A Share total returns for the five Funds for the six-month, one-year, five-year and ten-year periods ending October 31, 2009. Each Fund’s total returns are compared with the returns of its corresponding Lipper peer fund category and relevant Barclays Capital index, as well as the appropriate national Standard & Poor’s (S&P) index.

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund returned 21.70% (Class A Shares at net asset value) during the six-month reporting period. This return was significantly better than that of its peer group, the Lipper High Yield Municipal Debt Funds Average. The Fund also surpassed the performance of two unmanaged national high-yield municipal bond indexes, the Barclays Capital High Yield Municipal Bond Index and the S&P High Yield Municipal Bond Index, which gained 19.55% and 21.16%, respectively.

The six-month reporting period was an exceptionally favorable time for investors in municipal bonds, especially higher-yielding, lower-rated issues. It was a nearly complete reversal of 2008’s difficult conditions. Entering the period, bonds with longer durations —which are more sensitive to interest-rate changes — and lower credit ratings tended to be priced very attractively. Therefore, these securities had the greatest room to appreciate as investor sentiment and market conditions improved. Because the portfolio’s duration was slightly longer than its target, the Fund benefited to a greater extent on the upside when the investment environment became more favorable.

Good overall sector positioning further boosted the Fund’s performance. Most notably, we were relatively overweighted in hospital and industrial development revenue (IDR) bonds. Both categories fared particularly well during the six month period. We also had a number of individual holdings in these and other sectors that gained significant ground as

2	Nuveen Investments

they continued to demonstrate financial stability. We did have several portfolio positions that lagged the overall market, but as a whole, the Fund saw strong total returns in both absolute and relative terms.

Nuveen All-American Municipal Bond Fund

The Nuveen All-American Municipal Bond Fund rose 11.57% (Class A Shares at net asset value) during the six-month reporting period. In comparison, the Fund’s peer group, the Lipper General Municipal Debt Funds Average, gained 7.37%. The Fund also outperformed both the unmanaged S&P National Municipal Bond Index and the unmanaged Barclays Capital Municipal Bond Index, which returned 5.96% and 4.99%, respectively, during the same time span.

In our last shareholder report six months ago, we discussed how exposure to lower-rated and longer-duration bonds weighed on performance. During this most recent six-month period, however, that same positioning proved to be a very positive influence. For example, we maintained a relatively large allocation to BBB-rated bonds — roughly 21% of the portfolio at period end. This lower-rated allocation made a very positive contribution to the Fund’s return as investors became less averse to risk and credit spreads narrowed (meaning there was a decrease in the amount of additional income investors demanded for taking on credit risk). Our weighting in longer-duration bonds, which benefited disproportionately from declining interest rates, also helped Fund performance.

Elsewhere, the health care sector was a source of strong relative returns, with many of our best individual performers coming from this group. Other helpful sectors during the period were special-tax, state general obligation (GO) and corporate-backed IDR municipal bonds.

Nuveen Insured Municipal Bond Fund

The Nuveen Insured Municipal Bond Fund gained 4.88% (Class A Shares at net asset value) during the period, compared with a return of 5.04% for the Lipper Insured Municipal Debt Funds Average. In addition, the Fund trailed the unmanaged S&P Insured Municipal Bond Index’s return of 5.38% but outperformed the 4.40% increase in the unmanaged Barclays Capital Insured Municipal Bond Index during the period.

As interest rates fell, bond values rose, adding to the Fund’s performance throughout nearly all of the past six months. Although the majority of the Fund’s assets are highly rated, we also held some lower-rated bonds backed by formerly AAA-rated municipal insurers whose credit ratings had been downgraded. As credit spreads tightened, lower-rated bonds generally realized bigger price gains than their higher-rated counterparts. The Fund’s performance was helped to some extent by our ownership of these lower-rated securities. However, because of the high-quality nature of the portfolio, we did not benefit to the same degree as other Funds with a greater concentration of lower rated bonds.

On the negative side, the Fund’s duration was somewhat shorter than our target range, which negatively affected performance in an environment of falling interest rates. In addition, an elevated exposure to pre-refunded bonds hindered results. Because of their extremely short durations and high credit quality, these holdings lagged longer-dated, lower-quality issues during the market’s rally. At the start of the period, roughly 25% of

Nuveen Investments	3

the portfolio’s assets were pre-refunded bonds, compared to about 17% at period end after many of these positions were redeemed.

Nuveen Intermediate Duration Municipal Bond Fund

During the period, the Nuveen Intermediate Duration Municipal Bond Fund gained 5.52% (Class A Shares at net asset value). In comparison, the Lipper Intermediate Municipal Debt Funds Average returned 3.91%. The Fund also outperformed the unmanaged S&P Intermediate Municipal Bond Index and the unmanaged Barclays Capital 7-Year Municipal Bond Index, which returned 3.79% and 2.37%, respectively.

The Fund generated strong relative performance during a favorable investment environment. Many of the same factors that hampered total returns in 2008 and early 2009 were significant positives for our results more recently. Declining interest rates boosted the performance of all types of municipal securities, including the Fund’s holdings. Also contributing to returns was the Fund’s allocation to intermediate-maturity bonds, which as a group outperformed shorter-dated issues. Another positive factor was the elevated exposure to medium- and lower-investment-grade-rated bonds, which benefited disproportionately from investors’ increasing willingness to purchase securities with greater credit risk. At period end, roughly 42% of the Fund’s net assets consisted of A-rated and BBB-rated bonds.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund gained 2.89% (Class A Shares at net asset value) during the period, matching the performance of the Lipper Short-Intermediate Municipal Debt Funds Average during the six months ended October 31, 2009. The Fund outperformed both the 2.53% gain in the unmanaged S&P Short-Intermediate Municipal Bond Index and the 2.22% increase in the unmanaged Barclays Capital 5-Year Municipal Bond Index.

The Fund’s average maturity was slightly higher than normal, as we felt that continued low inflation would enable municipal interest rates to trend downward. When this happened, the portfolio’s modestly increased sensitivity to rate changes proved to be a noteworthy positive for performance. Another helpful driver of returns was our continued emphasis on medium- and lower-investment-grade-rated bonds. As investors were more willing to take on credit risk, these securities saw their yield premiums decline from historically very high levels at the end of 2008. In fact, we benefited disproportionately from our investments in sectors with significant amounts of lower-rated issuance — including health care, tobacco and IDR bonds.

In contrast, the Fund’s allocation to pre-refunded bonds was a negative. Because of these issues’ very high credit quality and short durations, they had performed particularly well in relative terms during last year’s market downturn. Accordingly, they had fewer opportunities for appreciation when conditions improved in 2009 and therefore underperformed their lower-rated counterparts more recently. The Fund’s relative performance also suffered from certain bonds backed by municipal insurance companies whose credit ratings were recently downgraded. After the downgrades, the bonds’ prices started to reflect the underlying credit quality of the issuers instead of the insurers — a situation that led to price declines in some of our holdings.

4	Nuveen Investments

1	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market. The S&P High Yield Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are non-rated or whose ratings are BB+ S&P and /or BA-1 Moody's or lower. This index does not contain bonds that are pre-refunded or are escrowed to maturity. The S&P Insured Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are insured. This index does not contain bonds that are pre-refunded or are escrowed to maturity. The S&P Intermediate Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that mature between 3 and 14.999 years. The S&P Short-Intermediate Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that mature between 1 and 7.999 years. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper High Yield Municipal Debt Funds Average contained 115, 112, 78 and 60 funds for the six-month, one-year, five-year and ten-year periods ended October 31, 2009. The Lipper General Municipal Debt Funds Average had 254, 245, 203 and 162 funds; the Lipper Insured Municipal Debt Funds Average had 29, 29, 25 and 23 funds; the Lipper Intermediate Municipal Debt Funds Average had 161, 157, 126 and 74 funds and the Lipper Short-Intermediate Municipal Debt Funds Average had 43, 42, 38 and 25 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper category.

3	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa. The Barclays Capital Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The Barclays Capital Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Barclays Capital Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. The Barclays Capital 7-Year Municipal Bond Index is an unmanaged index composed of investment-grademunicipal bonds with maturity dates of approximately seven years. The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of approximately five years. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

Class A Shares – Average Annual Total Returns

As of 10/31/09

	Cumulative Six-Month	Average Annual
		1-Year	5-Year	10-Year
Nuveen High Yield Municipal Bond Fund
A Shares at NAV	21.70%	11.54%	-1.28%	3.82%
A Shares at Offer	16.57%	6.85%	-2.12%	3.37%
Standard & Poor’s (S&P) High Yield Municipal Bond Index[1]	21.16%	18.17%	2.93%	4.56%
Lipper High Yield Municipal Debt Funds Average[2]	16.93%	16.19%	1.64%	3.56%
Barclays Capital High Yield Municipal Bond Index[3]	19.55%	14.53%	3.05%	4.70%
Nuveen All-American Municipal Bond Fund
A Shares at NAV	11.57%	20.06%	3.34%	4.92%
A Shares at Offer	6.87%	15.01%	2.45%	4.47%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	5.96%	14.15%	4.04%	5.61%
Lipper General Municipal Debt Funds Average[2]	7.37%	13.92%	2.78%	4.47%
Barclays Capital Municipal Bond Index[3]	4.99%	13.60%	4.16%	5.66%
Nuveen Insured Municipal Bond Fund
A Shares at NAV	4.88%	12.61%	2.95%	4.66%
A Shares at Offer	0.47%	7.86%	2.07%	4.21%
Standard & Poor’s (S&P) Insured Municipal Bond Index[1]	5.38%	14.43%	3.91%	5.89%
Lipper Insured Municipal Debt Funds Average[2]	5.04%	12.90%	2.67%	4.48%
Barclays Capital Insured Municipal Bond Index[3]	4.40%	13.87%	4.09%	5.88%
Nuveen Intermediate Duration Municipal Bond Fund
A Shares at NAV	5.52%	11.60%	3.37%	4.63%
A Shares at Offer	2.40%	8.32%	2.74%	4.31%
Standard & Poor’s (S&P) Intermediate Municipal Bond Index[1]	3.79%	11.83%	4.33%	5.60%
Lipper Intermediate Municipal Debt Funds Average[2]	3.91%	10.41%	3.08%	4.52%
Barclays Capital 7-Year Municipal Bond Index[3]	2.37%	10.74%	4.33%	5.48%
Nuveen Limited Term Municipal Bond Fund
A Shares at NAV	2.89%	7.93%	3.20%	4.06%
A Shares at Offer	0.33%	5.27%	2.67%	3.80%
Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index[1]	2.53%	8.35%	4.07%	4.79%
Lipper Short-Intermediate Municipal Debt Funds Average[2]	2.89%	7.66%	2.94%	3.80%
Barclays Capital 5-Year Municipal Bond Index[3]	2.22%	9.71%	4.19%	5.08%

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Returns at NAV would be lower if the sales charge were included. Class A Shares have a 4.2% maximum sales charge (3.0% for the Nuveen Intermediate Duration Municipal Bond Fund and 2.5% for the Nuveen Limited Term Municipal Bond Fund). Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	5

What strategies did you use to manage the Funds? How did these strategies influence performance during the six-month reporting period?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and with close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

During the reporting period, we saw significant new investment activity in the Fund, which enabled us to participate actively in a favorable municipal bond market. Some of the new purchases consisted of bonds with above-investment-grade credit ratings, many of which we felt were offering most of the value of their lower-rated counterparts but at significantly less credit risk. In addition, many of our new purchases were tax-exempt bonds that are widely known in the marketplace. Because of their favorable name recognition, they have traditionally been more liquid. We felt that these bonds would benefit in a rising market, and we also felt that their increased liquidity would be helpful should market conditions take an unexpected turn for the worse.

Following the significant downturn in the high-yield municipal bond market, we continued to invest opportunistically by buying bonds whose prices were far lower than we felt was warranted. For example, we found multiple prospects among natural gas prepayment bonds, many of which we believed had been unjustly battered in the market downturn. Public utilities use these securities to contract with major financial institutions to prepay for natural gas supplies. As Wall Street struggled, these gas prepayment bonds saw significant price declines. After we conducted thorough credit research, we decided to take advantage of what we believed were unique buying opportunities at extremely low prices. As health gradually returned to the financial markets, these bonds quickly regained much of their lost value, adding significantly to the Fund’s performance.

The health care sector was another area in which we invested actively during the period. We bought new health care bonds priced at significant discounts in both the primary and secondary municipal markets. We also made timely investments to increase our exposure to IDR bonds. Many of these corporate-backed bonds were trading at exceptionally low prices because of investors’ concerns about the economy, though as optimism returned to the market, IDR bonds performed well and helped the Fund’s performance.

During the period we purchased AA-rated bonds and put those securities into inverse-floating rate trusts (also called tender-option bonds or “inverse floaters”), whose coupon rates move in the opposite direction of short-term interest rates. Because of the extremely steep yield curve — indicating that long-term yields were much higher than short-term borrowing costs — we felt we were able to obtain significant levels of net income for the Fund at a relatively low level of credit risk.

Nuveen All-American Municipal Bond Fund

In general, our approach was to continue to invest opportunistically, favoring lower-investment-grade-rated bonds, especially those with credit ratings of A and BBB, where we

6	Nuveen Investments

were finding some of the widest credit spreads and the best risk/reward tradeoffs. As noted earlier, the Fund’s healthy allocation to BBB-rated bonds was very helpful for the Fund’s performance. However, credit spreads gradually tightened during the period, and we felt our lower-rated holdings would have muted total return prospects, so we looked for bonds in other parts of the market that we felt could offer our shareholders good values.

As in the High Yield Fund, we pursued well-timed investments in prepaid natural gas bonds, whose prices had fallen along with investor sentiment about the Wall Street institutions backing them. When optimism returned to the financial markets, these bonds reversed course and performed quite well. Health care bonds were another significant area of investment, as we found a number of issues — including several AA-rated securities — offering what we believed were strong levels of income relative to their risk.

Because of ample new investment activity into the Fund, we made relatively few sales of securities during the past six months. We did, however, sell some pre-refunded bonds, believing that better appreciation potential could be found elsewhere in the market.

Nuveen Insured Municipal Bond Fund

Purchase activity in the Fund was focused on highly rated bonds, especially those with a credit rating of AA or better. That said, the portfolio’s average quality declined modestly during the period because of the credit-rating downgrade of certain municipal bond insurance companies. In addition, we tended to emphasize longer-dated bonds because of our belief that the portfolio’s duration was somewhat shorter than desirable, and because they offered a more compelling risk/reward tradeoff. Many of the Fund’s recent purchases were of higher education and health care bonds — two sectors in which we were finding good opportunities — as well as utility bonds, G.O. debt and other essential services. We felt that an emphasis on projects that are vital to their local communities provided the portfolio with reduced credit risk, particularly during a challenging economic environment.

Throughout the period, we were engaged in more buying than selling of tax-exempt debt. Funding for new purchases generally came from the proceeds of bond maturities and call activity, although we did occasionally sell some shorter-dated issues to manage the portfolio’s duration and when we felt the bonds’ total-return prospects were inferior to those available elsewhere in the marketplace.

Nuveen Intermediate Duration Municipal Bond Fund

New purchases were focused on the long end of our maturity range, including 20-year and longer bonds. To maintain the Fund’s average duration at an appropriate level, we balanced these longer-dated holdings with shorter bonds.

Throughout the period, we continued to find occasions to buy bonds whose prices were lower than we felt they deserved, given our assessment of their underlying credit risk. However, as the months went on, it was becoming more difficult to find the deep value opportunities we were seeing during the low point of the market downturn. We did find a handful of attractively priced A-rated bonds, some of which carried insurance by companies whose credit ratings were recently downgraded. We felt that we could utilize Nuveen’s research resources to uncover the most fundamentally solid issuers available for

Nuveen Investments	7

purchase at the best prices. Many of these A-rated securities happened to be in the health care sector, where Nuveen has particular experience in analyzing the credit quality of issuers and, we believe, unlocking value for shareholders.

To fund our purchases during the period, we generally used the proceeds of bond maturities and calls. Sales of securities were relatively limited, though we did periodically sell some of our shorter-dated holdings, including some pre-refunded bonds and others that had realized substantial prior appreciation. This enabled us to reinvest in longer bonds with better future total return potential and to maintain the portfolio’s duration at desired levels.

Nuveen Limited Term Municipal Bond Fund

We were fairly active in buying new bonds for the Limited Term portfolio during the six- month period, as we identified a number of securities that we thought provided good long-term value for our shareholders. These purchases took place across a variety of sectors, including health care, utilities and, to a lesser extent, tobacco. In particular, we focused on lower-investment-grade-rated bonds, boosting our exposure to the A and BBB rating categories, both of which had fallen disproportionately in last year’s market downturn. As market conditions improved, these bonds realized significant price gains that added to the Fund’s performance during the reporting period.

We maintained our management focus on “essential service” bonds, which provide funding for water/sewer projects, schools and other vital municipal services. We like these types of bonds because their critical nature to their local communities has tended to make them resilient during difficult economic times. Throughout the period but especially early on, when investor sentiment was still somewhat cautious, we felt it was more important than ever to maintain a solid portion of the portfolio in essential service debt.

As the period went on, we kept a somewhat higher-than-normal weighting in cash-equivalent securities to provide ourselves with increased liquidity. We believed that this strategy was prudent in light of recent market volatility and the Fund’s short-maturity investment mandate. If the municipal market environment deteriorated again and became relatively illiquid, this cash position would better enable us to fulfill our portfolio management needs without resorting to selling securities we otherwise found attractive. In addition, these securities’ very short maturities enabled us to balance longer-dated bonds in the Fund and maintain our yield curve positioning at a desired level within the limited-term universe.

Sale activity was relatively limited during the period, as we were able to fund most of our purchases with the proceeds from bond maturities as well as new investment inflows into the Fund. When we sold securities, we cut our allocation to pre-refunded bonds, which we felt were not offering investors the best available values.

Recent Developments Regarding Bond Insurance Companies

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that have experienced downgrades in their credit ratings. At the time this report was prepared, there were no bond insurers rated AAA by more than one of the major rating agencies (Moody’s Investor Service,

8	Nuveen Investments

Standard & Poor’s (S&P) and Fitch) and at least one rating agency has placed each insurer on “negative credit watch,” “credit outlook/watch developing” “credit outlook/watch negative,” “credit watch evolving,” “rating withdrawn” or “regulatory supervision” which may presage one or more rating reductions for any insurer in the future. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of these Funds continued to be well diversified and it is important to note that municipal bonds historically have had a very low rate of default.

Dividend Information

All share classes of the Nuveen High Yield Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund experienced dividend decreases in August 2009, while the Nuveen High Yield Municipal Bond Fund’s Class B and C Shares also saw a cut in May 2009. Nuveen All American experienced dividend increases in August 2009. There were no dividend changes to the Nuveen Insured Municipal Bond Fund or the Nuveen Intermediate Duration Municipal Bond Fund.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of October 31, 2009, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes. The Nuveen High Yield Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund had negative UNII balances and the Nuveen All-American, Insured and Intermediate Duration Municipal Bond Funds had positive UNII balances for financial statement purposes.

Nuveen Investments	9

Fund Spotlight as of 10/31/09Nuveen High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NHMAX	NHMBX	NHMCX	NHMRX
NAV	$14.90	$14.88	$14.89	$14.89
Latest Monthly Dividend[1]	$0.0890	$0.0805	$0.0830	$0.0910
Latest Ordinary Income Distribution[2]	$0.0078	$0.0078	$0.0078	$0.0078
Inception Date	6/07/99	6/07/99	6/07/99	6/07/99

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 10/31/09
A Shares	NAV	Offer
1-Year	11.54%	6.85%
5-Year	-1.28%	-2.12%
10-Year	3.82%	3.37%
B Shares	w/o CDSC	w/CDSC
1-Year	10.70%	6.70%
5-Year	-2.01%	-2.16%
10-Year	3.21%	3.21%
C Shares	NAV
1-Year	10.93%
5-Year	-1.82%
10-Year	3.26%
I Shares	NAV
1-Year	11.61%
5-Year	-1.10%
10-Year	4.02%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	7.17%	6.87%
30-Day Yield[3]	7.13%	—
SEC 30-Day Yield[3,4]	—	6.83%
Taxable-Equivalent Yield[4,5]	9.90%	9.49%
B Shares	NAV
Dividend Yield[3]	6.49%
30-Day Yield[3]	6.35%
Taxable-Equivalent Yield[5]	8.82%
C Shares	NAV
Dividend Yield[3]	6.69%
30-Day Yield[3]	6.56%
Taxable-Equivalent Yield[5]	9.11%
I Shares	NAV
Dividend Yield[3]	7.33%
SEC 30-Day Yield[3]	7.34%
Taxable-Equivalent Yield[5]	10.19%

Average Annual Total Returns as of 9/30/09
A Shares	NAV	Offer
1-Year	-1.58%	-5.71%
5-Year	-0.46%	-1.31%
10-Year	4.04%	3.59%
B Shares	w/o CDSC	w/CDSC
1-Year	-2.35%	-5.96%
5-Year	-1.21%	-1.36%
10-Year	3.43%	3.43%
C Shares	NAV
1-Year	-2.15%
5-Year	-1.02%
10-Year	3.47%
I Shares	NAV
1-Year	-1.50%
5-Year	-0.29%
10-Year	4.24%

Portfolio Statistics
Net Assets ($000)	$4,202,611
Average Effective Maturity on Securities (Years)	22.66
Average Duration	11.19

Expense Ratios
Share Class	Gross Expense Ratios	As of Date
Class A	0.89%	4/30/09
Class B	1.64%	4/30/09
Class C	1.44%	4/30/09
Class I	0.69%	4/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid November 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2009.

2	Paid December 5, 2008. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

10	Nuveen Investments

Fund Spotlight as of 10/31/09 Nuveen High Yield Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Health Care	24.4%
Tax Obligation/Limited	24.2%
Education and Civic Organizations	9.0%
Utilities	7.3%
Transportation	6.9%
Industrials	4.5%
Consumer Staples	4.5%
Materials	4.3%
Other	14.9%

States/U.S. Territories[1]
California	11.4%
Florida	11.2%
Illinois	9.1%
Texas	8.9%
Colorado	5.9%
Ohio	4.5%
Michigan	3.7%
Tennessee	3.4%
Arizona	3.0%
Louisiana	2.8%
New Jersey	2.8%
Missouri	2.3%
Indiana	2.3%
Virginia	2.2%
Alabama	2.1%
New York	2.1%
Oklahoma	1.6%
Pennsylvania	1.6%
Other	19.1%

1	As a percentage of total investments, excluding investments in derivatives, as of October 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/09)	$1,217.00	$1,211.90	$1,213.00	$1,217.20	$1,020.67	$1,016.89	$1,017.90	$1,021.68
Expenses Incurred During Period	$5.03	$9.20	$8.09	$3.91	$4.58	$8.39	$7.37	$3.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .90%, 1.65%, 1.45% and .70% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	11

Fund Spotlight as of 10/31/09 Nuveen All-American Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FLAAX	FAAMX	FAACX	FAARX
NAV	$10.37	$10.41	$10.38	$10.42
Latest Monthly Dividend[1]	$0.0445	$0.0385	$0.0400	$0.0460
Inception Date	10/03/88	2/05/97	6/02/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 10/31/09
A Shares	NAV	Offer
1-Year	20.06%	15.01%
5-Year	3.34%	2.45%
10-Year	4.92%	4.47%
B Shares	w/o CDSC	w/CDSC
1-Year	19.22%	15.22%
5-Year	2.58%	2.41%
10-Year	4.30%	4.30%
C Shares	NAV
1-Year	19.37%
5-Year	2.77%
10-Year	4.35%
I Shares	NAV
1-Year	20.31%
5-Year	3.54%
10-Year	5.13%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	5.15%	4.94%
30-Day Yield[2]	4.88%	—
SEC 30-Day Yield[2,3]	—	4.67%
Taxable-Equivalent Yield[3,4]	6.78%	6.49%
B Shares	NAV
Dividend Yield[2]	4.44%
30-Day Yield[2]	4.11%
Taxable-Equivalent Yield[4]	5.71%
C Shares	NAV
Dividend Yield[2]	4.62%
30-Day Yield[2]	4.31%
Taxable-Equivalent Yield[4]	5.99%
I Shares	NAV
Dividend Yield[2]	5.30%
SEC 30-Day Yield[2]	5.08%
Taxable-Equivalent Yield[4]	7.06%

Average Annual Total Returns as of 9/30/09
A Shares	NAV	Offer
1-Year	15.82%	10.90%
5-Year	3.98%	3.10%
10-Year	4.96%	4.52%
B Shares	w/o CDSC	w/CDSC
1-Year	15.01%	11.01%
5-Year	3.22%	3.04%
10-Year	4.34%	4.34%
C Shares	NAV
1-Year	15.15%
5-Year	3.40%
10-Year	4.38%
I Shares	NAV
1-Year	15.97%
5-Year	4.18%
10-Year	5.16%

Portfolio Statistics
Net Assets ($000)	$515,627
Average Effective Maturity on Securities (Years)	17.37
Average Duration	7.23

Expense Ratios
Share Class	Gross Expense Ratios	As of Date
Class A	0.80%	4/30/09
Class B	1.54%	4/30/09
Class C	1.35%	4/30/09
Class I	0.60%	4/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid November 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2009.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

12	Nuveen Investments

Fund Spotlight as of 10/31/09 Nuveen All-American Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Health Care	20.5%
Tax Obligation/Limited	19.2%
Utilities	18.9%
Education and Civic Organizations	7.0%
Transportation	6.6%
Tax Obligation/General	5.7%
U.S. Guaranteed	4.9%
Consumer Staples	4.2%
Other	13.0%

States/U.S. Territories[1]
Illinois	8.3%
Florida	6.7%
New York	6.2%
California	5.9%
Louisiana	5.8%
Texas	5.6%
New Jersey	4.8%
Wisconsin	4.0%
Tennessee	3.9%
Indiana	3.5%
Michigan	3.5%
New Hampshire	2.9%
Alabama	2.8%
Colorado	2.7%
South Carolina	2.6%
Massachusetts	2.5%
Washington	2.2%
Ohio	2.1%
North Carolina	1.7%
Arizona	1.6%
Puerto Rico	1.5%
Other	19.2%

1	As a percentage of total investments, excluding investments in derivatives, as of October 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/09)	$1,115.70	$1,112.50	$1,112.60	$1,117.30	$1,021.07	$1,017.29	$1,018.30	$1,022.08
Expenses Incurred During Period	$4.37	$8.36	$7.30	$3.31	$4.18	$7.98	$6.97	$3.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	13

Fund Spotlight as of 10/31/09 Nuveen Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NMBIX	NMBBX	NMBKX	NITNX
NAV	$10.28	$10.31	$10.23	$10.27
Latest Monthly Dividend[1]	$0.0375	$0.0310	$0.0325	$0.0390
Inception Date	9/06/94	2/04/97	9/07/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/09
A Shares	NAV	Offer
1-Year	12.61%	7.86%
5-Year	2.95%	2.07%
10-Year	4.66%	4.21%
B Shares	w/o CDSC	w/CDSC
1-Year	11.83%	7.83%
5-Year	2.20%	2.03%
10-Year	4.05%	4.05%
C Shares	NAV
1-Year	12.00%
5-Year	2.39%
10-Year	4.11%
I Shares	NAV
1-Year	12.83%
5-Year	3.18%
10-Year	4.88%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	4.38%	4.19%
30-Day Yield[2]	3.44%	—
SEC 30-Day Yield[2,3]	—	3.29%
Taxable-Equivalent Yield[3,4]	4.78%	4.57%
B Shares	NAV
Dividend Yield[2]	3.61%
30-Day Yield[2]	2.67%
Taxable-Equivalent Yield[4]	3.71%
C Shares	NAV
Dividend Yield[2]	3.81%
30-Day Yield[2]	2.88%
Taxable-Equivalent Yield[4]	4.00%
I Shares	NAV
Dividend Yield[2]	4.56%
SEC 30-Day Yield[2]	3.63%
Taxable-Equivalent Yield[4]	5.04%

Average Annual Total Returns as of 9/30/09
A Shares	NAV	Offer
1-Year	13.12%	8.34%
5-Year	3.55%	2.65%
10-Year	4.77%	4.32%
B Shares	w/o CDSC	w/CDSC
1-Year	12.33%	8.33%
5-Year	2.78%	2.61%
10-Year	4.14%	4.14%
C Shares	NAV
1-Year	12.62%
5-Year	3.00%
10-Year	4.21%
I Shares	NAV
1-Year	13.46%
5-Year	3.77%
10-Year	4.98%

Portfolio Statistics
Net Assets ($000)	$840,865
Average Effective Maturity on Securities (Years)	16.11
Average Duration	6.10

Expense Ratios
Share Class	Gross Expense Ratios	As of Date
Class A	0.79%	4/30/09
Class B	1.53%	4/30/09
Class C	1.34%	4/30/09
Class I	0.59%	4/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid November 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2009.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

14	Nuveen Investments

Fund Spotlight as of 10/31/09 Nuveen Insured Municipal Bond Fund

Bond Credit Quality1,2

Primarily all of the Fund’s net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

*	U.S. Guaranteed includes 17% (as a % of total investments) of Insured securities.

Portfolio Composition[2]
Transportation	18.9
U.S. Guaranteed	17.8
Tax Obligation/Limited	17.4
Tax Obligation/General	14.5
Health Care	7.7
Education and Civic Organizations	6.5
Utilities	6.4
Water and Sewer	5.2
Other	5.6

States/U.S. Territories[2]
California	17.4%
Texas	10.2%
Washington	8.8%
Indiana	6.0%
Illinois	4.5%
New York	3.6%
Michigan	3.5%
Georgia	3.1%
Ohio	3.0%
Florida	3.0%
New Jersey	2.9%
Colorado	2.9%
Pennsylvania	2.8%
Massachusetts	2.5%
Louisiana	2.3%
Alabama	2.2%
Tennessee	1.9%
Other	19.4%

Insurers[3]
NPFG[4]	33.4%
FSA	24.6%
AMBAC	19.8%
FGIC	17.6%
Other	4.6%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of October 31, 2009. Holdings are subject to change.

3	As a percentage of total Insured investments as of October 31, 2009. Holdings are subject to change.

4	MBIA’s public finance subsidiary.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/09)	$1,048.80	$1,045.70	$1,047.00	$1,050.90	$1,021.12	$1,017.34	$1,018.35	$1,022.13
Expenses Incurred During Period	$4.18	$8.04	$7.02	$3.15	$4.13	$7.93	$6.92	$3.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	15

Fund Spotlight as of 10/31/09 Nuveen Intermediate Duration Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NMBAX	NUMBX	NNSCX	NUVBX
NAV	$8.84	$8.87	$8.87	$8.86
Latest Monthly Dividend[1]	$0.0280	$0.0225	$0.0240	$0.0290
Latest Ordinary Income Distribution[2]	$0.0022	$0.0022	$0.0022	$0.0022
Inception Date	6/13/95	2/07/97	6/13/95	11/29/76

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.0% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/09
A Shares	NAV	Offer
1-Year	11.60%	8.32%
5-Year	3.37%	2.74%
10-Year	4.63%	4.31%
B Shares	w/o CDSC	w/CDSC
1-Year	10.71%	6.71%
5-Year	2.61%	2.44%
10-Year	4.02%	4.02%
C Shares	NAV
1-Year	11.08%
5-Year	2.82%
10-Year	4.06%
I Shares	NAV
1-Year	11.87%
5-Year	3.59%
10-Year	4.84%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.80%	3.69%
30-Day Yield[3]	3.00%	—
SEC 30-Day Yield[4,5]	—	2.91%
Taxable-Equivalent Yield[4,5]	4.17%	4.04%
B Shares	NAV
Dividend Yield[3]	3.04%
30-Day Yield[3]	2.25%
Taxable-Equivalent Yield[5]	3.13%
C Shares	NAV
Dividend Yield[3]	3.25%
30-Day Yield[3]	2.45%
Taxable-Equivalent Yield[5]	3.40%
I Shares	NAV
Dividend Yield[3]	3.93%
SEC 30-Day Yield[3]	3.20%
Taxable-Equivalent Yield[5]	4.44%

Average Annual Total Returns as of 9/30/09
A Shares	NAV	Offer
1-Year	11.34%	8.01%
5-Year	3.85%	3.21%
10-Year	4.67%	4.35%
B Shares	w/o CDSC	w/CDSC
1-Year	10.58%	6.58%
5-Year	3.06%	2.89%
10-Year	4.05%	4.05%
C Shares	NAV
1-Year	10.81%
5-Year	3.29%
10-Year	4.10%
I Shares	NAV
1-Year	11.61%
5-Year	4.07%
10-Year	4.88%

Portfolio Statistics
Net Assets ($000)	$2,421,515
Average Effective Maturity on Securities (Years)	8.63
Average Duration	4.58

Expense Ratios
Share Class	Gross Expense Ratios	As of Date
Class A	0.76%	4/30/09
Class B	1.51%	4/30/09
Class C	1.31%	4/30/09
Class I	0.56%	4/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid November 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2009.

2	Paid December 5, 2008. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

16	Nuveen Investments

Fund Spotlight as of 10/31/09 Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	25.3%
Health Care	15.9%
Tax Obligation/General	14.1%
U.S. Guaranteed	12.8%
Utilities	12.4%
Consumer Staples	5.7%
Other	13.8%

States/U.S. Territories[1]
New York	10.2%
California	7.6%
Texas	7.5%
Illinois	7.1%
Florida	6.0%
Massachusetts	6.0%
New Jersey	5.3%
Michigan	5.1%
Louisiana	3.8%
Wisconsin	3.5%
Puerto Rico	2.9%
Alabama	2.6%
Colorado	2.6%
Ohio	2.4%
North Carolina	2.3%
Washington	2.3%
District of Columbia	2.2%
Pennsylvania	2.2%
Other	18.4%

1	As a percentage of total investments, excluding investments in derivatives, as of October 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/09)	$1,055.20	$1,051.00	$1,052.10	$1,055.80	$1,021.37	$1,017.59	$1,018.60	$1,022.38
Expenses Incurred During Period	$3.94	$7.81	$6.78	$2.90	$3.87	$7.68	$6.67	$2.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .76%, 1.51%, 1.31% and .56% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	17

Fund Spotlight as of 10/31/09 Nuveen Limited Term Municipal Bond Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbol	FLTDX	FLTCX	FLTRX
NAV	$10.72	$10.69	$10.66
Latest Monthly Dividend[1]	$0.0300	$0.0270	$0.0315
Latest Ordinary Income Distribution[2]	$0.0015	$0.0015	$0.0015
Inception Date	10/19/87	12/01/95	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 2.5% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 10/31/09

A Shares	NAV	Offer
1-Year	7.93%	5.27%
5-Year	3.20%	2.67%
10-Year	4.06%	3.80%

C Shares	NAV
1-Year	7.58%
5-Year	2.84%
10-Year	3.70%

I Shares	NAV
1-Year	8.16%
5-Year	3.39%
10-Year	4.26%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	3.36%	3.28%
30-Day Yield[3]	2.24%	—
SEC 30-Day Yield[3,4]	—	2.19%
Taxable-Equivalent Yield[4,5]	3.11%	3.04%

C Shares	NAV
Dividend Yield[3]	3.03%
30-Day Yield[3]	1.89%
Taxable-Equivalent Yield[5]	2.63%

I Shares	NAV
Dividend Yield[3]	3.55%
SEC 30-Day Yield[3]	2.44%
Taxable-Equivalent Yield[5]	3.39%

Average Annual Total Returns as of 9/30/09

A Shares	NAV	Offer
1-Year	8.51%	5.76%
5-Year	3.54%	3.01%
10-Year	4.15%	3.89%

C Shares	NAV
1-Year	8.16%
5-Year	3.20%
10-Year	3.79%

I Shares	NAV
1-Year	8.74%
5-Year	3.76%
10-Year	4.36%

Portfolio Statistics
Net Assets ($000)	$1,715,530
Average Effective Maturity on Securities (Years)	4.99
Average Duration	3.63

Expense Ratios
Share Class	Gross Expense Ratios	As of Date
Class A	0.72%	4/30/09
Class C	1.07%	4/30/09
Class I	0.52%	4/30/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid November 2, 2009. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2009.

2	Paid December 5, 2008. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

18	Nuveen Investments

Fund Spotlight as of 10/31/09 Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	20.0%
Tax Obligation/General	18.0%
Health Care	14.2%
Utilities	12.4%
U.S. Guaranteed	11.1%
Education and Civic Organizations	6.8%
Transportation	6.0%
Other	11.5%

States/U.S. Territories1

Texas	8.0%
New York	7.8%
Pennsylvania	7.3%
California	6.5%
New Jersey	5.5%
Florida	5.4%
Massachusetts	5.3%
Illinois	5.2%
North Carolina	3.3%
Michigan	3.2%
Maryland	3.1%
Ohio	2.6%
Indiana	2.6%
Georgia	2.5%
Washington	2.4%
Colorado	2.3%
Wisconsin	2.2%
Alabama	2.1%
Kentucky	2.1%
Virginia	1.9%
Other	18.7%

1	As a percentage of total investments as of October 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/09)	$1,028.90	$1,027.20	$1,029.90	$1,021.58	$1,019.81	$1,022.58
Expenses Incurred During Period	$3.68	$5.47	$2.66	$3.67	$5.45	$2.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .72%, 1.07% and .52% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	National – 0.1%

$4,000	Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4, 5.750%, 12/31/45 (Mandatory put 4/30/15) (Alternative Minimum Tax)	4/15 at 100.00	Aaa	$4,092,120

1,554	MMA Financial Mutlifamily Securitization Trust, Class B Certificates, Series 2005B, 9.000%, 7/01/40 (Alternative Minimum Tax)	2/10 at 100.00	N/R	1,343,388
5,554	Total National			5,435,508
	Alabama – 2.1%

3,275	Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, Drivers 1954, 12.881%, 4/01/38 (Alternative Minimum Tax) (IF)	4/16 at 100.00	Aaa	2,997,965

16,000	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	11,382,080

25,450	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	22,183,238

8,050	Butler Industrial Development Board, Alabama, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation, Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)	9/14 at 100.00	BB–	7,190,260

4,315	Courtland Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Company, Refunding Series 2006A, 5.000%, 8/01/27 (Alternative Minimum Tax)	8/11 at 100.00	BBB	3,753,532

2,500	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	2,274,975

5,025	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	4,472,300

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
280	5.250%, 1/01/15	No Opt. Call	BBB	238,706
300	5.250%, 1/01/17	1/14 at 100.00	BBB	257,106
3,000	5.250%, 1/01/19	1/14 at 100.00	BBB	2,552,520
2,400	5.500%, 1/01/21 – FSA Insured	1/14 at 100.00	AAA	2,343,312

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:
1,635	4.750%, 3/01/26	3/16 at 100.00	Baa2	1,433,208
3,025	4.750%, 3/01/36	3/16 at 100.00	Baa2	2,448,949

8,600	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	7,243,866

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/11 (4)	No Opt. Call	N/R	7,306
2,365	8.125%, 1/01/21 (4)	1/11 at 102.00	N/R	1,727,869
1,420	8.250%, 1/01/31 (4)	1/11 at 102.00	N/R	1,037,452

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (4)	No Opt. Call	N/R	1,921,478

1,500	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2000B, 6.700%, 3/01/24	3/10 at 101.00	BBB	1,517,730

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	1,723,480
13,045	6.000%, 8/01/35	8/15 at 100.00	N/R	10,368,036
106,825	Total Alabama			89,075,368

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alaska – 0.1%

$1,000	Alaska Municipal Bond Bank Authority, Revenue Bonds, Series 2009, 5.750%, 9/01/33	9/18 at 100.00	A+		$1,058,090

500	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 5.500%, 6/01/36 – ACA Insured	6/16 at 100.00	N/R		412,095

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
2,000	5.000%, 6/01/32	6/14 at 100.00	Baa3		1,516,060
50	5.000%, 6/01/46	6/14 at 100.00	Baa3		33,225
3,550	Total Alaska				3,019,470
	Arizona – 3.0%

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health System, Tender Option Bond Trust 2008-1097:
2,590	12.643%, 1/01/31 (IF)	1/18 at 100.00	A+		2,631,052
315	12.395%, 1/01/35 (IF)	1/18 at 100.00	A+		278,592
740	11.975%, 1/01/35 (IF)	1/18 at 100.00	A+		654,471
185	11.975%, 1/01/35 (IF)	1/18 at 100.00	A+		163,618
4,355	11.119%, 1/01/35 (IF)	1/18 at 100.00	A+		3,851,649

725	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R		731,054

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:
1,400	4.625%, 12/01/26	12/15 at 100.00	BBB		1,258,180
1,185	4.625%, 12/01/27	12/15 at 100.00	BBB		1,056,475
1,700	4.700%, 12/01/28	12/15 at 100.00	BBB		1,523,761
345	4.750%, 12/01/29	12/15 at 100.00	BBB		308,354
1,855	4.750%, 12/01/30	12/15 at 100.00	BBB		1,663,323

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put 11/01/11) (Alternative Minimum Tax)	5/10 at 100.00	N/R		19,838,200

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/11 at 103.00	CC		5,254,234

1,820	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	12/09 at 100.00	N/R		1,675,492

1,195	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R	(5)	1,361,607

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R		328,990

4,790	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Tender Option Bond Trust 3525, 17.796%, 7/01/39 (IF)	7/19 at 100.00	AAA		5,223,878

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
195	6.375%, 11/01/13	11/11 at 103.00	N/R		195,443
790	7.250%, 11/01/23	11/11 at 103.00	N/R		756,931
1,710	7.500%, 11/01/33	11/11 at 103.00	N/R		1,642,199

	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B:
3,935	0.000%, 7/01/28 – FGIC Insured	No Opt. Call	AAA		3,600,643
7,985	0.000%, 7/01/29 – FGIC Insured	No Opt. Call	AAA		7,269,065

2,430	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R		1,930,635

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–		463,881

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
$450	6.000%, 6/01/16	No Opt. Call	N/R	$420,471
1,240	6.250%, 6/01/26	6/16 at 100.00	N/R	1,032,560
3,000	6.375%, 6/01/36	6/16 at 100.00	N/R	2,374,740

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB	196,110
475	6.000%, 6/01/36	6/16 at 100.00	BB	333,659

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 16.359%, 9/01/39 (IF)	3/18 at 100.00	AA	2,896,545

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A	58,507
80	5.250%, 12/01/28	No Opt. Call	A	76,108
8,120	5.500%, 12/01/29	No Opt. Call	A	7,985,858
8,100	5.000%, 12/01/32	No Opt. Call	A	7,280,847
13,050	5.000%, 12/01/37	No Opt. Call	A	11,162,318

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
4,000	4.700%, 4/01/22	4/14 at 100.00	N/R	3,479,120
5,425	4.900%, 4/01/32	4/17 at 100.00	N/R	4,393,382

3,500	The Industrial Development Authority of the County of Pima Education Revenue Bonds, Arizona, Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	No Opt. Call	N/R	3,680,565

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BBB–	1,415,734
1,035	6.125%, 9/01/34	9/14 at 100.00	BBB–	878,663

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R	96,715
499	5.400%, 7/01/15	No Opt. Call	N/R	471,011
700	5.500%, 7/01/16	No Opt. Call	N/R	652,134
7,933	5.750%, 7/01/22	7/16 at 100.00	N/R	6,677,365
7,802	6.000%, 7/01/30	7/16 at 100.00	N/R	6,111,775

1,520	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	12/09 at 100.00	N/R	1,319,710
140,059	Total Arizona			126,655,624
	Arkansas – 0.5%

1,555	Calhoun County, Arkansas, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation Project, Series 2001, 6.375%, 11/01/26 (Alternative Minimum Tax)	11/11 at 101.00	B2	1,495,024

23,170	Little River County, Arkansas, Revenue Refunding Bonds, Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26 (Alternative Minimum Tax)	4/10 at 100.00	B2	20,545,534
24,725	Total Arkansas			22,040,558
	California – 11.5%

	American Canyon Financing Authority, California, Infrastructure Revenue Bonds, American Canyon Road East AD, Series 2005:
2,000	5.000%, 9/02/30	9/14 at 102.00	N/R	1,514,580
3,390	5.100%, 9/02/35	9/14 at 102.00	N/R	2,491,040

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	173,543

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009, Trust 2985-1:
$1,085	17.522%, 4/01/31 (IF)	4/17 at 100.00	AA	$1,206,672
1,250	17.580%, 4/01/34 (IF)	4/18 at 100.00	AA	1,353,125
2,445	17.574%, 4/01/34 (IF)	4/18 at 100.00	AA	2,646,713
325	17.451%, 4/01/34 (IF)	4/18 at 100.00	AA	351,546
2,185	17.580%, 4/01/39 (IF)	4/18 at 100.00	AA	2,328,773
500	17.580%, 4/01/39 (IF)	4/18 at 100.00	AA	532,900
1,250	17.580%, 4/01/39 (IF)	4/18 at 100.00	AA	1,332,250
2,325	17.553%, 4/01/39 (IF)	4/18 at 100.00	AA	2,477,985
1,250	19.585%, 4/01/43 (IF)	4/18 at 100.00	AA	1,553,500
1,000	18.081%, 4/01/47 (IF)	4/18 at 100.00	AA	1,076,520
1,250	17.780%, 4/01/47 (IF)	4/18 at 100.00	AA	1,345,650

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	983,651

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,343,707
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,662,563

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
1,730	5.600%, 9/01/25	9/15 at 102.00	N/R	1,482,160
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	1,909,389
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	2,007,450

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
930	5.350%, 9/01/28	9/15 at 102.00	N/R	805,436
1,390	5.400%, 9/01/35	9/15 at 102.00	N/R	1,153,366

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	750,006
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	1,740,155

685	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.000%, 9/01/27	9/10 at 102.00	N/R	533,752

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32	8/17 at 102.00	N/R	2,681,057

4,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 0.000%, 6/01/21	12/18 at 100.00	Baa3	3,647,250

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	BBB	4,752,650

4,955	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3526, 17.796%, 10/01/39 (IF)	10/18 at 100.00	AA+	5,550,888

1,600	California Enterprise Development Authority, Sewer Facilities Revenue, Anheuser-Busch Project, Senior Lien Series 2007, 5.300%, 9/01/47 (Alternative Minimum Tax)	9/12 at 100.00	BBB+	1,403,168

4,700	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	11/09 at 100.00	N/R	3,115,630

5,400	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2007M, Trust 1022, 8.494%, 2/01/30 (Alternative Minimum Tax) (IF)	2/17 at 100.00	AA–	4,247,424

9,000	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Oblgiated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	Baa2	8,358,840

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	2,096,562

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
$1,000	6.750%, 10/01/28	No Opt. Call	N/R	$932,850
1,000	7.000%, 10/01/39	No Opt. Call	N/R	925,030

	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
1,000	5.000%, 2/01/21	2/17 at 100.00	Baa2	952,730
2,000	5.250%, 2/01/27	2/17 at 100.00	Baa2	1,864,360

1,980	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1989, 6.750%, 9/01/19 (Alternative Minimum Tax)	3/10 at 100.00	Baa3	1,986,653

9,000	California Pollution Control Financing Authority, Solid Waste Revenue Bonds, Keller Canyon Landfill Company, Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)	11/09 at 100.00	BBB	9,007,020

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	26,932,822

500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Ba1	387,175

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.374%, 7/01/47 – FSA Insured (IF)	7/18 at 100.00	AAA	2,966,712

3,080	California Statewide Community Development Authority, Charter School Revenue Bonds, Lionel Wilson College Preparatory Academy, Series 2001A, 7.250%, 8/01/31	2/10 at 100.00	N/R	2,970,383

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
425	9.125%, 6/01/13	No Opt. Call	N/R	423,729
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	804,220

615	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/11 at 100.00	N/R	527,553

495	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	3/10 at 103.00	N/R	405,133

	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
600	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	A	518,166
5,390	5.000%, 8/15/47	8/17 at 100.00	BBB+	4,359,270

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
6,215	5.250%, 7/01/30	7/15 at 100.00	BBB	5,707,856
590	5.250%, 7/01/35	7/15 at 100.00	BBB	519,088

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	2,889,842

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	1,979,018
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	998,036
800	5.000%, 11/01/29	11/16 at 100.00	N/R	590,496

3,640	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Trust 2635, 17.563%, 4/01/31 – BHAC Insured (IF)	4/17 at 100.00	AAA	3,883,079

480	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	492,941

4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	3,102,926

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$9,795	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 13.182%, 11/15/48 (IF)	5/18 at 100.00	Aa3	$8,270,506

	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
4,500	14.619%, 11/15/42 (IF)	11/16 at 100.00	Aa3	3,386,160
2,400	14.616%, 11/15/43 (IF)	11/15 at 100.00	Aa3	1,780,128
5,550	15.445%, 11/15/46 (IF)	11/16 at 100.00	Aa3	4,727,490
7,865	15.443%, 11/15/48 (IF)	5/18 at 100.00	Aa3	6,640,891

8,330	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43 (UB)	11/15 at 100.00	Aa3	7,683,509

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	925,413

4,260	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 4, Series 2006, 4.500%, 10/01/41 – AMBAC Insured	10/17 at 100.00	A–	3,311,980

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	780,680
5,310	5.000%, 9/01/31	3/16 at 100.00	N/R	3,925,895
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,415,000

4,290	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	3,155,209

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	3/10 at 102.00	N/R	319,944

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
1,500	5.200%, 9/01/27	9/15 at 102.00	N/R	936,345
15,800	5.250%, 9/01/37	9/15 at 102.00	N/R	9,548,098

2,610	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	1,941,057

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.473%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AAA	5,352,495

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,835	5.000%, 6/01/33	6/17 at 100.00	BBB	2,926,412
35,990	5.750%, 6/01/47	6/17 at 100.00	BBB	26,592,291
4,000	5.125%, 6/01/47	6/17 at 100.00	BBB	2,657,560

31,935	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A–	27,509,128

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	454,136

120	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	3/10 at 103.00	N/R	123,647

	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
640	6.000%, 5/15/34	5/14 at 100.00	N/R	592,160
790	6.125%, 5/15/38	5/14 at 100.00	N/R	735,340
2,500	6.450%, 5/15/44	5/14 at 100.00	N/R	2,414,250

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,055,457

1,015	Independent Cities Lease Finance Authority, California, Subordinate Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B, 6.500%, 5/15/44	5/14 at 100.00	N/R	918,930

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
$2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	$1,542,236
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	2,771,021

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
630	5.050%, 9/01/26	9/16 at 100.00	N/R	494,859
1,830	5.125%, 9/01/36	9/16 at 100.00	N/R	1,312,751

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,426,775

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,071,804

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	2,403,150
3,750	5.150%, 9/01/36	9/14 at 100.00	N/R	2,761,313

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1, Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	998,255
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	986,456

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	737,773
4,660	5.250%, 9/01/37	9/14 at 100.00	N/R	3,463,032

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/12 at 102.00	N/R	832,843
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	884,653

4,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	3,352,005

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	1,860,440

2,000	Lancaster Redevelopment Agency Combined Project Areas, California, Housing Programs, Tax Allocation Bonds 2009, 6.875%, 8/01/34	8/19 at 100.00	A	2,136,680

1,180	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,049,268

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,251,178

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	480,728

2,460	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/21	12/15 at 100.00	BBB	2,258,477

2,500	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	2,393,450

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.175%, 6/01/34 (IF)	6/19 at 100.00	AA	3,620,650

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006:
625	5.200%, 9/01/26	9/15 at 100.00	N/R	512,013
1,000	5.250%, 9/01/36	9/15 at 100.00	N/R	757,240

5	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	4,403

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
$1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	$1,021,982
1,245	5.300%, 9/01/36	9/10 at 103.00	N/R	923,939

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Moorpark Highlands Project, Series 2006:
1,795	5.250%, 9/01/26	9/16 at 100.00	N/R	1,380,929
5,270	5.300%, 9/01/38	9/16 at 100.00	N/R	3,664,547

220	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	181,597

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	456,410

	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	786,992
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	946,010

2,300	M-S-R Energy Authority, Gas Revenue Bonds, California, Citigroup Prepay Contracts, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	2,595,895

	M-S-R Energy Authority, Gas Revenue Bonds, California, Series 2009:
3,700	7.000%, 11/01/34	No Opt. Call	A	4,176,005
22,050	6.500%, 11/01/39	No Opt. Call	A	23,543,447

845	Multifamily Housing Revenue Bond Pass-Through Certificates, California Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	812,544

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	303,994
550	5.450%, 9/01/38	9/16 at 100.00	N/R	423,159

	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A:
675	5.000%, 9/01/19	9/15 at 101.00	N/R	580,966
915	5.150%, 9/01/22	9/15 at 101.00	N/R	754,774
1,015	5.250%, 9/01/24	9/15 at 101.00	N/R	823,490
1,755	5.400%, 9/01/35	9/15 at 101.00	N/R	1,262,828

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.382%, 8/01/37 – FSA Insured (IF)	8/17 at 100.00	AAA	5,371,600

570	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/10 at 102.00	N/R	407,858

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	887,726
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	1,631,396

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
515	5.000%, 9/01/24	9/12 at 102.00	N/R	440,799
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,257,870
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	857,766

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,029,701

2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	1,842,160

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,118,866

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–	1,053,250

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$3,575	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.875%, 11/01/30 – FGIC Insured	5/10 at 100.00	A1		$3,580,863

30	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.875%, 11/01/30 (Pre-refunded 5/01/10) – FGIC Insured	5/10 at 100.00	A1	(5)	30,720

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa3		809,010
1,750	5.000%, 12/15/33	12/12 at 100.00	Baa3		1,330,053

2,150	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R		1,673,281

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.338%, 8/01/30 – AGC Insured (IF)	8/15 at 100.00	AAA		3,101,391

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R		1,572,380
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R		1,088,805

	Riverside, California, Special Tax Bonds, Community Facilities District 92-1 – Sycamore Canyon Business Park, Series 2005A:
1,000	5.125%, 9/01/25	9/15 at 101.00	N/R		808,160
2,000	5.300%, 9/01/34	9/15 at 101.00	N/R		1,513,520

3,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R		2,571,940

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006:
235	5.000%, 9/01/18	3/14 at 103.00	N/R		208,659
645	5.100%, 9/01/20	9/16 at 100.00	N/R		556,022
2,370	5.200%, 9/01/26	9/16 at 100.00	N/R		1,905,599
3,255	5.250%, 9/01/37	9/16 at 100.00	N/R		2,394,996

5,000	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	3/10 at 103.00	N/R		3,778,250

	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006:
1,000	5.125%, 9/01/26	3/10 at 103.00	N/R		796,820
7,085	5.250%, 9/01/36	9/16 at 100.00	N/R		5,246,938

460	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R		324,282

1,000	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	A		972,570

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.428%, 8/01/39 (IF)	8/19 at 100.00	AA–		3,699,978

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R		338,470
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R		552,660

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R		667,917

5,110	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.676%, 9/01/38 – NPFG Insured (IF)	9/17 at 100.00	AAA		5,148,018

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R		909,438
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R		773,798
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R		1,643,627

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,065	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	3/10 at 100.00	N/R	$4,892,939

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	1,753,350

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	543,843

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	N/R	2,217,600

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
4,000	5.375%, 6/01/38	6/15 at 100.00	BBB	3,144,040
500	5.500%, 6/01/45	6/15 at 100.00	BBB	354,170

1,180	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	1,032,476

2,415	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	2,331,827

4,038	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	3,430,402

1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	1,056,820

2,640	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	2,721,523

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	953,535
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	2,944,298

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	5,656,575

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	2,995,356

1,000	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.000%, 9/01/34 – SYNCORA GTY Insured	No Opt. Call	BBB	833,410

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	569,160
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	1,950,910

700	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	551,628

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	3,226,164

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R	1,992,896
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R	5,006,776
605,768	Total California			481,876,916
	Colorado – 5.9%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R	2,401,260
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R	3,934,394

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$19,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R		$13,676,619

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R		3,129,070

4,250	Arkansas River Power Authority, Colorado, Power Improvement Bonds, Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB		4,251,488

2,515	Bell Mountain Ranch Consolidated Metropolitan District, Colorado, Subordinate Refunding and Improvement Bonds, Series 2003, 7.900%, 11/15/23	No Opt. Call	N/R		2,553,253

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R		1,569,257

910	Bradburn Metropolitan District 3, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		782,737

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		864,776

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		4,786

270	Canterberry Crossing Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 6.500%, 12/01/35 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R	(5)	305,124

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
745	6.000%, 12/01/25	12/15 at 100.00	N/R		588,178
1,428	6.125%, 12/01/35	12/15 at 100.00	N/R		1,054,492

6,385	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		5,539,498

1,170	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		900,736

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		2,721,264

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R		423,895

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass for Lifelong Discovery Charter School, Series 1999A:
225	6.125%, 7/01/12	1/10 at 102.00	N/R		227,012
1,460	6.500%, 7/01/24	1/10 at 102.00	N/R		1,347,069

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
430	6.750%, 3/01/14	No Opt. Call	N/R		437,684
730	7.250%, 3/01/24	3/14 at 100.00	N/R		730,029
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R		1,536,857

460	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003, 7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		521,019

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A:
1,215	6.750%, 8/01/28	8/18 at 100.00	N/R		1,145,368
4,360	7.000%, 8/01/38	8/18 at 100.00	N/R		4,064,959

3,570	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2002, 8.000%, 2/15/32 (Pre-refunded 2/15/10)	2/10 at 100.00	AAA		3,615,018

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,800	5.500%, 2/15/26	2/16 at 101.00	N/R		2,300,816
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R		1,829,498

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$960	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R	$843,245

4,925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pioneer ELOB Charter School, Series 2003, 7.750%, 10/15/33 (4)	10/13 at 100.00	N/R	1,795,852

800	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BB+	617,480

	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Denver Academy, Series 2003A:
500	7.000%, 11/01/23	11/13 at 100.00	BBB–	508,510
810	7.125%, 11/01/28	11/13 at 100.00	BBB–	823,981

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006, 5.500%, 5/01/36	5/16 at 102.00	N/R	3,039,410

3,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,617,470

1,000	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	No Opt. Call	N/R	894,790

10,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	8,122,100

11,220	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Trust 1033, 10.720%, 9/01/40 (IF)	9/16 at 100.00	AA	8,456,963

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Trust 1088:
8,430	14.052%, 9/01/41 (IF)	9/16 at 100.00	AA	7,045,878
2,185	13.414%, 9/01/41 (IF)	9/16 at 100.00	AA	1,826,245

6,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 14.965%, 10/01/41 – FSA Insured (IF)	4/18 at 100.00	AAA	6,574,302

1,630	Colorado Housing & Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/10 at 100.00	N/R	1,417,024

1,515	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,318,929

2,730	Colorado Housing Finance Authority, Multifamily Housing Revenue Senior Bonds, Reserve at Northglenn Project, Series 2000-A1, Pass Through Certificates, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	12/10 at 100.00	N/R	2,471,333

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27	12/17 at 100.00	N/R	708,970
2,000	5.450%, 12/01/34	12/17 at 100.00	N/R	1,326,240

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
3,000	5.850%, 12/01/26	12/16 at 100.00	N/R	2,162,520
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	2,634,680

4,130	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,754,091

2,345	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2006, 5.250%, 12/01/23 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,164,529

355	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R	297,327

3,665	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,542,887

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$3,447	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R		$2,633,922

4,497	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R		3,375,178

2,000	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 0.000%, 12/15/26	No Opt. Call	N/R		1,301,040

13,250	Fort Collins, Colorado, Pollution Control Revenue Bonds Anheuser-Busch Companies Project, Series 2007, 4.700%, 9/01/40 (UB)	3/12 at 100.00	BBB+		11,483,113

6,960	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R		4,581,768

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		615,392

1,560	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,071,642

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2006:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R		728,730
1,695	0.000%, 12/01/37	12/16 at 100.00	N/R		1,639,896

3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	No Opt. Call	N/R		2,863,648

2,307	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		1,984,366

1,645	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		1,198,761

735	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	915,700

2,695	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		1,931,722

3,500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.000%, 12/01/33	12/13 at 102.00	BBB–		3,252,130

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.500%, 12/01/27	12/16 at 100.00	N/R		697,670
2,800	5.625%, 12/01/37	12/16 at 100.00	N/R		1,804,544

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 144A, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		2,584,825

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		1,545,725

2,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R		1,962,640

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
5,465	5.250%, 12/15/21	12/16 at 100.00	N/R		4,573,221
10,930	5.400%, 12/15/31	12/16 at 100.00	N/R		8,296,526

	Public Authority for Colorado Energy, Natural Gas Revenue Bonds, Colorado Springs Utilities, Series 2008:
630	6.250%, 11/15/28	No Opt. Call	A		654,557
18,185	6.500%, 11/15/38	No Opt. Call	A		19,142,986

2,500	Reata North Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 144A, 5.500%, 12/01/32	12/17 at 100.00	N/R		1,705,300

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		1,458,293

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,227,108

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,500	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 4.625%, 12/01/22 – RAAI Insured	12/17 at 100.00	BBB–	$1,238,925

1,335	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	913,073

500	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004, 6.750%, 12/01/33	12/13 at 100.00	N/R	507,060

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007:
540	5.100%, 12/01/26	12/16 at 100.00	N/R	486,335
1,000	5.200%, 12/01/36	12/16 at 100.00	N/R	846,480

11,041	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 0.000%, 12/01/33	12/14 at 100.00	N/R	9,510,747

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	820,905

9,500	Valagua Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	8,360,190

	Wheatlands Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
2,364	6.000%, 12/01/25	12/15 at 100.00	N/R	1,866,378
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	3,612,806
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	6,363,980

4,100	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	3,447,895

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	396,385
893	6.375%, 12/01/35	12/15 at 100.00	N/R	664,276
302,473	Total Colorado			249,686,750
	Connecticut – 0.4%

11,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	11,940,525

1,000	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993B, 5.950%, 9/01/28 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	1,008,770

235	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/15 (Alternative Minimum Tax)	1/10 at 100.00	BBB	235,167

1,000	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	Caa3	536,000

8,170	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	11/17 at 100.00	N/R	4,366,620
21,655	Total Connecticut			18,087,082
	District of Columbia – 0.4%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
13,550	6.500%, 5/15/33	No Opt. Call	BBB	12,832,799
3,500	6.750%, 5/15/40	5/11 at 101.00	BBB	3,407,320
17,050	Total District of Columbia			16,240,119
	Florida – 11.2%

8,745	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	5,019,018

1,630	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006-1, 5.250%, 11/01/15	No Opt. Call	N/R	980,706

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Hospital, Trust 2654:
$14,000	2.554%, 12/01/37 (IF)	6/17 at 100.00	AAA	$2,222,500
16,000	2.033%, 12/01/37 (IF)	6/17 at 100.00	AAA	2,540,000

3,985	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	2,894,664

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	1,767,703

2,440	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/37	5/16 at 100.00	N/R	1,242,765

5,185	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006B, 5.200%, 5/01/14	No Opt. Call	N/R	3,143,666

2,585	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36	5/15 at 101.00	N/R	1,481,619

1,415	Bahia Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.450%, 5/01/37	5/16 at 100.00	N/R	934,056

1,970	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,159,739

15,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	11,491,052

19,690	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/16 at 100.00	N/R	14,669,050

1,815	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,279,031

7,245	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	6,258,014

1,805	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	1,372,901

1,235	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,174,510

3,875	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,579,936

2,075	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,689,278

1,700	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	1,228,556

2,960	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	2,211,653

1,400	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	1,517,348

9,390	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pembroke Gardens, Series 1999, 6.150%, 6/01/39 (Mandatory put 6/01/29) (Alternative Minimum Tax)	12/09 at 102.00	N/R	8,642,744

2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	2,074,560

1,500	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,338,450

3,210	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	1,432,206

1,020	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.100%, 5/01/37	5/17 at 100.00	N/R	613,142

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,865	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	$3,811,533

3,450	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,496,144

6,000	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.600%, 5/01/39	5/17 at 100.00	N/R	2,253,960

2,025	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/09 at 100.00	N/R	1,815,311

5,840	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	4,327,498

8,850	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006B, 5.000%, 5/01/11	No Opt. Call	N/R	6,642,633

3,375	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,457,945

4,910	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33	5/13 at 101.00	N/R	4,663,420

1,795	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15, DD	No Opt. Call	N/R	1,655,349

3,950	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/11 at 100.00	BBB	3,490,062

11,385	Estates at Cherry Lake Community Development District, Groveland, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.350%, 5/01/37 (4)	5/16 at 100.00	N/R	6,288,049

1,995	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,402,884

3,790	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Trust 1034, 14.242%, 7/01/26 (Alternative Minimum Tax) (IF)	1/16 at 100.00	AA+	3,634,421

8,450	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/16 at 100.00	N/R	4,303,332

5,600	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/17	No Opt. Call	N/R	3,736,320

2,580	Grand Hampton Community Development District, Capital Improvement, Florida, Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/13 at 101.00	N/R	2,127,571

1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	784,510

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
500	5.000%, 6/01/38	6/16 at 100.00	A–	451,535
5,245	5.375%, 6/01/46	6/16 at 100.00	A–	4,876,434

7,420	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	7,608,913

4,500	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	2,907,180

5,590	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	4,721,594

4,725	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,254,438

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 16.073%, 11/15/32 (IF)	11/16 at 100.00	A+	4,543,324

2,600	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	1,906,242

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,015	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R	$2,507,528

540	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.125%, 5/01/24	5/14 at 101.00	N/R	522,639

	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007:
3,470	6.000%, 9/01/17	No Opt. Call	N/R	3,521,599
11,095	6.250%, 9/01/27	9/17 at 100.00	N/R	10,511,292

5,000	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	4,372,750

2,855	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	2,123,920

1,140	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	599,731

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	305,107

2,390	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13 (4)	No Opt. Call	N/R	1,098,420

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
6,435	5.250%, 6/15/27	6/17 at 100.00	BB	4,917,305
13,120	5.375%, 6/15/37	6/17 at 100.00	BB	9,407,171

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB)	4/17 at 100.00	A	6,364,664
23,920	5.000%, 4/01/37 (UB)	4/17 at 100.00	A	21,982,241

347	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	253,858

7,500	Madeira Community Development District, Florida, Special Assessment Revenue, Series 2007B, 5.250%, 11/01/14	No Opt. Call	N/R	3,881,775

6,880	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	5,159,174

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14	No Opt. Call	N/R	2,773,975

965	Marsh Harbour Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	762,640

8,400	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/09 at 100.00	BB+	8,402,100

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	12/09 at 100.00	BB+	310,105

5,600	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 11.664%, 10/01/38 – AGC Insured (Alternative Minimum Tax) (IF)	10/18 at 100.00	AAA	5,334,280

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A:
380	6.000%, 5/01/24	5/14 at 100.00	N/R	319,762
14,000	6.250%, 5/01/37	5/14 at 100.00	N/R	11,343,920

3,515	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	2,945,605

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	948,170

3,730	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	2,116,290

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,280	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	$655,283

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16	No Opt. Call	N/R	1,231,804

8,150	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	5,155,201

2,120	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	1,996,870

4,685	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	3,423,423

7,175	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	3,923,147

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
595	5.500%, 12/01/21	12/11 at 101.00	BBB–	528,306
2,200	5.625%, 12/01/31	12/11 at 101.00	BBB–	1,823,712

1,000	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	727,220

5,880	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	3,968,765

895	Palm River Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.375%, 5/01/36 (4)	5/17 at 100.00	N/R	401,237

9,420	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	6,006,475

2,880	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,475,453

	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007:
890	5.875%, 5/01/22	5/17 at 100.00	N/R	757,257
675	6.000%, 5/01/37	5/17 at 100.00	N/R	535,059

1,200	Portofino Springs Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	508,668

2,700	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,181,519

4,790	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,328,188

5,050	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R	3,504,549

1,965	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36	No Opt. Call	N/R	1,085,368

10,880	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	4,790,138

2,850	Ridgewood Trails Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.650%, 5/01/38	5/17 at 100.00	N/R	1,516,172

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A:
675	5.125%, 11/01/13	No Opt. Call	N/R	488,734
7,480	5.450%, 5/01/37	5/16 at 100.00	N/R	4,711,502

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:
4,720	5.625%, 7/01/27	7/17 at 100.00	N/R	3,767,551
2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	1,750,196
2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	1,966,510

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$9,500	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	$5,285,515

2,310	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,252,689

2,875	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Tender Option Bond Trust 3119, 17.848%, 8/15/37 (IF)	8/17 at 100.00	AA–	2,311,558

14,975	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.329%, 8/15/33 (IF)	8/17 at 100.00	AA–	12,276,954

4,800	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1122, 11.137%, 5/01/36 (IF)	5/18 at 100.00	AA–	4,373,664

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	17.264%, 8/15/27 (IF)	8/17 at 100.00	AA–	737,745
6,250	15.752%, 8/15/29 (IF)	8/17 at 100.00	AA–	4,705,625
335	17.204%, 8/15/37 (IF)	8/17 at 100.00	AA–	269,347
495	17.223%, 8/15/42 (IF)	8/17 at 100.00	AA–	374,116

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
2,485	13.217%, 8/15/24 (IF)	8/17 at 100.00	AA–	2,532,314
4,475	13.229%, 8/15/25 (IF)	8/17 at 100.00	AA–	4,517,110

7,885	Split Pine Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.250%, 5/01/39	5/17 at 100.00	N/R	4,795,894

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	1,753,819
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	5,948,470

45,310	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	29,148,313

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
2,150	6.550%, 5/01/27	5/18 at 100.00	N/R	1,733,438
14,620	6.650%, 5/01/40	5/18 at 100.00	N/R	11,207,838

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38	5/16 at 100.00	N/R	5,446,560

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/12	No Opt. Call	N/R	1,077,102
1,000	5.350%, 5/01/17	No Opt. Call	N/R	676,610
1,500	5.550%, 5/01/39	5/17 at 100.00	N/R	870,000

3,165	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,186,319

4,600	Waterstone Community Development District, Florida, Capitol Improvement Revenue Bonds, Series 2007B, 5.500%, 5/01/18 (4)	No Opt. Call	N/R	2,363,802

2,520	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	5/15 at 100.00	N/R	1,232,935

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
1,415	6.000%, 5/01/23	5/13 at 101.00	N/R	1,099,908
27,395	6.125%, 5/01/35	5/13 at 101.00	N/R	19,141,982
672,872	Total Florida			472,433,424

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 1.3%

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
$1,250	5.400%, 1/01/20	7/15 at 100.00	N/R	$1,204,450
2,000	5.600%, 1/01/30	7/15 at 100.00	N/R	1,754,340

1,050	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	883,418

2,820	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	2,176,279

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
250	5.350%, 12/01/14	12/10 at 100.00	BB+	250,700
595	5.400%, 12/01/15	12/10 at 100.00	BB+	594,726
890	5.250%, 12/01/22	12/10 at 100.00	BB+	775,831
95	5.375%, 12/01/28	12/09 at 101.00	BB+	76,501

7,455	Brunswick and Glynn County Development Authority, Georgia, Revenue Refunding Bonds, Georgia Pacific Corporation, Series 1998, 5.550%, 3/01/26 (Alternative Minimum Tax)	3/10 at 100.00	B2	6,570,241

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BBB–	3,242,838
3,310	5.000%, 12/01/26	12/14 at 100.00	BBB–	2,841,767

4,640	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax) (6)	7/10 at 100.00	BB–	4,298,218

6,060	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	5,776,574

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
3,300	5.000%, 7/01/27	7/17 at 100.00	N/R	2,401,377
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	5,331,920
19,900	5.125%, 7/01/42	7/17 at 100.00	N/R	12,964,452

1,420	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,423,948

1,000	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	624,040

750	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007B, 5.000%, 3/15/17	No Opt. Call	A	755,565

1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB	949,520
69,275	Total Georgia			54,896,705
	Guam – 0.1%

4,380	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	No Opt. Call	B+	4,751,380
	Hawaii – 0.2%

4,310	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,311,589

5,275	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	11/09 at 100.00	B	4,221,319
9,585	Total Hawaii			7,532,908
	Idaho – 0.3%

1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	940,290

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

$5,755	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R	$3,552,044

8,550	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	BBB–	7,318,202

1,675	Power County Industrial Development Corporation, Idaho, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)	8/10 at 101.00	BBB+	1,679,724
16,980	Total Idaho			13,490,260
	Illinois – 9.1%

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	3,497,175

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,061,960

3,970	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	2,905,683

4,000	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	3,477,640

935	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	BBB–	873,786

5,710	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/11 at 100.00	N/R	5,272,043

7,265	Chicago, Illinois, Multifamily Housing Revenue Bonds, Drexel Preservation, Series 2007, 5.270%, 6/20/48 (UB)	12/17 at 102.00	Aaa	7,189,880

1,040	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/10 at 100.00	N/R	1,040,718

2,500	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	1,823,875

1,500	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2006, 5.850%, 5/01/26	5/14 at 102.00	N/R	749,700

5,000	Gilberts, Illinois. Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16	No Opt. Call	N/R	2,771,000

3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	3,372,447

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BB+	799,899

8,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	12/09 at 100.00	BBB–	7,857,680

1,750	Illinois Finance Authority Revenue Bonds, Series 2009 (Northwestern Memorial Hospital), 6.000%, 8/15/39	8/14 at 100.00	AA+	1,827,385

4,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	No Opt. Call	BBB	3,764,565

39,500	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	Aaa	40,161,230

2,590	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2009, Trust 3302, 15.359%, 12/01/42 (IF)	12/15 at 100.00	AAA	2,763,426

4,870	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	3,550,376

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2008-1098:
830	12.380%, 8/15/33 – AGC Insured (IF)	8/18 at 100.00	AAA	824,090
1,720	12.643%, 8/15/33 – AGC Insured (IF)	8/18 at 100.00	AAA	1,775,074
500	12.643%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	516,010
2,405	12.380%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	2,387,876
2,870	12.380%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	2,849,566

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,000	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	$776,930

4,500	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	4,195,125

5,100	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/15 at 100.00	N/R	4,064,343

	Illinois Finance Authority, Revenue Bonds, Illinois Instittue of Technology, Refunding Series 2006A:
4,170	5.000%, 4/01/31	4/16 at 100.00	Baa2	3,616,474
750	5.000%, 4/01/36	4/16 at 100.00	Baa2	629,468

3,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa2	3,212,400

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
6,400	5.000%, 8/15/26	8/16 at 100.00	N/R	5,190,208
7,400	5.100%, 8/15/31	8/16 at 100.00	N/R	5,689,564

15,645	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	10,895,334

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
500	5.250%, 5/15/15	No Opt. Call	N/R	492,095
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,528,916
350	5.400%, 5/15/38	5/12 at 100.00	N/R	267,617

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A:
3,100	5.750%, 11/15/33	11/17 at 100.00	A	3,109,796
1,900	5.750%, 11/15/37	11/17 at 100.00	A	1,902,356

14,545	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BBB–	12,090,968

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	9,134,026

10,610	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	9,388,259

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB)	11/18 at 100.00	A–	10,076,798

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB)	11/18 at 100.00	A–	2,730,991

5,550	Illinois Finance Authority Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB)	5/19 at 100.00	A–	6,007,320

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bond Trust 3089:
300	19.068%, 11/01/29 (IF)	5/19 at 100.00	A–	390,708
250	20.060%, 11/01/39 (IF)	5/19 at 100.00	A–	332,405
1,065	20.015%, 11/01/39 (IF)	5/19 at 100.00	A–	1,415,172
315	19.907%, 11/01/39 (IF)	5/19 at 100.00	A–	417,791
815	20.001%, 11/01/39 (IF)	5/19 at 100.00	A–	1,075,490
3,067	20.049%, 11/01/39 (IF)	5/19 at 100.00	A–	4,077,945

26,775	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	Baa1	24,502,338

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
650	6.875%, 8/15/38	8/19 at 100.00	BBB	683,222
25,000	7.000%, 8/15/44	8/19 at 100.00	BBB	26,313,500

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.514%, 8/15/36 (IF)	8/19 at 100.00	AA–	2,499,653

1,995	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	1,651,202

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

$5,040		Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	Baa3	$4,321,598

2,650		Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corp. Project, Series 2009, 5.250%, 10/01/39	10/19 at 100.00	BBB+	2,572,090

15		Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 6.000%, 5/15/10 (ETM)	No Opt. Call	Aaa	15,389

100		Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 6.350%, 5/15/15 (Pre-refunded 5/15/10)	5/10 at 101.00	Aaa	104,172

5,250		Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	5,819,573

2,600		Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R	2,434,068

5,505		Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Tender Option Bond Trust 3589, 16.844%, 4/20/41 (Alternative Minimum Tax) (IF)	4/16 at 100.00	AAA	4,317,461

24,000		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	20,421,360

		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
4,260		5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	B+	3,091,695
3,000		5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B+	2,049,330
9,425		5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	B+	6,151,321

11,891		Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 4.000%, 1/01/36	7/18 at 100.00	N/R	7,255,904

3,381		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	3,191,461

4,880		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	3,802,398

5,782		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	4,487,873

3,670		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	3,214,920

5,934		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	4,621,459

2,000		Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	1,763,360

3,294		Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	2,860,510

3,750		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	2,786,963

–	(7)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	176

2,900		Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	1/10 at 100.00	N/R	2,127,092

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,935		6.950%, 1/01/21	1/18 at 100.00	N/R	2,687,286
2,000		6.950%, 1/01/25	1/18 at 100.00	N/R	1,781,580

3,210		Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,195,651

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,491	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	$3,241,020

2,467	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,833,869

945	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	764,618

3,335	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	2,932,499

3,142	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	2,976,888

2,400	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,057,944

7,450	Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	6,110,192

3,780	Yorkville, Illinois, Special Service Area 2004-104 Assessment Bonds, MPI Grande Reserve Project, Series 2004, 6.375%, 3/01/34	3/14 at 102.00	N/R	2,818,066

3,687	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	2,589,527
436,711	Total Illinois			383,870,811
	Indiana – 2.3%

1,965	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	1,959,262

1,500	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B+	1,120,635

1,735	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	Baa3	1,493,228

4,560	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 16.011%, 10/15/19 (IF)	No Opt. Call	Aa3	5,028,358

	Indiana Health and Educational Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2009, Trust 3301:
1,230	14.508%, 11/15/36 (IF)	11/16 at 100.00	Aa1	1,221,144
7,010	14.271%, 11/15/39 (IF)	11/16 at 100.00	Aa1	6,908,846

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB	2,018,660

4,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB	3,815,040

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AAA	10,720,600

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
4,995	20.042%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AAA	6,190,403
310	19.064%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AAA	399,354
2,500	19.064%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AAA	3,220,600
6,250	18.404%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AAA	8,051,500

1,165	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1997, 5.625%, 12/01/27 (Alternative Minimum Tax) (6)	12/09 at 100.00	B2	1,028,089

1,350	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1999, 5.600%, 4/01/29 (Alternative Minimum Tax) (6)	4/11 at 100.00	B2	1,181,966

305	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax) (6)	4/10 at 101.00	B2	303,014

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$1,750	Petersburg, Indiana, Pollution Control Revenue Bonds, Indiana Power and Light Company, Series 1996, 6.375%, 11/01/29 (Alternative Minimum Tax)	8/11 at 102.00	Baa2	$1,729,560

890	Petersburg, Indiana, Pollution Control Revenue Refunding Bonds, Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21	8/11 at 102.00	A3	906,901

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	BBB+	1,447,995

3,702	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35	3/15 at 102.00	N/R	1,910,639

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23	2/15 at 100.00	BB+	2,653,279
2,500	5.375%, 2/15/34	2/15 at 100.00	BB+	1,979,700

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,981,178

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	5/11 at 100.00	N/R	217,525

	Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds, Series 2007:
2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	1,571,980
14,000	5.750%, 9/01/42	9/17 at 100.00	N/R	10,884,720
15,500	5.800%, 9/01/47	9/17 at 100.00	N/R	11,968,635

4,540	Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)	11/10 at 102.00	N/R	4,324,395
102,757	Total Indiana			96,237,206
	Iowa – 0.6%

12,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	9,582,360

6,025	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,424,910

	Iowa Finance Authority, Senior Housing Revenue Bonds, Bethany Life Communities, Series 2006A:
350	5.450%, 11/01/26	11/13 at 101.00	N/R	278,898
1,000	5.550%, 11/01/41	11/13 at 100.00	N/R	728,340

11,055	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	8,063,738

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	1,820,363
32,680	Total Iowa			25,898,609
	Kansas – 0.3%

5,650	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	4,869,735

250	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	179,888

1,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	830,410

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16	No Opt. Call	N/R	752,310
4,780	5.000%, 3/01/26	3/16 at 100.00	N/R	2,533,065

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28	12/16 at 100.00	N/R	1,411,377

2,470	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax) (4)	6/11 at 102.00	N/R	740,210
17,940	Total Kansas			11,316,995

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 0.8%

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
$500	5.800%, 10/01/12	4/10 at 100.00	BB–	$488,985
2,000	5.850%, 10/01/17	4/10 at 100.00	BB–	1,844,820
6,390	5.875%, 10/01/22	4/10 at 100.00	BB–	5,491,055

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008A-1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AAA	1,071,950

	Louisville & Jefferson County Metropolitan Government, Kentucky, Revenue Bonds, Farmdale Adult Citizens Towers Inc., Series 2006A:
1,605	5.500%, 12/01/21	12/13 at 100.00	N/R	1,354,925
1,550	5.625%, 12/01/31	12/13 at 100.00	N/R	1,185,471

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa2	1,005,950

16,975	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A	17,795,741

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	1,994,827
33,210	Total Kentucky			32,233,724
	Louisiana – 2.8%

1,000	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Project, Series 2002, 6.625%, 2/01/16	4/10 at 102.00	Ba1	1,013,030

1,940	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16	11/09 at 100.00	N/R	1,480,395

13,220	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17	11/09 at 100.00	N/R	9,907,332

1,395	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17	11/09 at 100.00	N/R	1,045,441

10,290	Carter Plantation Land LLC, Louisiana, 9.000%, 7/01/17 (4)	11/09 at 100.00	N/R	5,781,437

100	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	95,870

825	East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 1998, 5.350%, 9/01/11 (Alternative Minimum Tax)	3/10 at 100.00	B2	810,414

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (8)	No Opt. Call	D	13,200,000

1,290	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14	No Opt. Call	N/R	1,126,596

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17	No Opt. Call	N/R	5,676,533

21,250	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB	20,506,038

11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	5,937,872

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17	9/16 at 100.00	N/R	1,173,791

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$685	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/10 at 102.00	N/R	$540,438

4,215	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (9)	No Opt. Call	N/R	4,224,231

9,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	8,524,726

5,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	4,294,146

1,050	Louisiana Local Government Environmental Facilities and Community Development Authority, Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007A, 7.000%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R	774,186

6,250	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	A3	5,732,438

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation, Series 2007B, 5.500%, 5/15/47	5/17 at 100.00	A3	1,880,480

2,000	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21	10/11 at 100.00	N/R	1,410,520

	Ouachita Parish Industrial Development Authority, Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:
830	8.250%, 3/01/19 (Alternative Minimum Tax)	3/10 at 102.00	N/R	774,274
800	8.500%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R	742,576

9,755	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R	9,753,537

12,380	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	11,204,519

60	West Feliciana Parish, Louisiana, Pollution Control Revenue Bonds, Gulf States Utilities Company, Series 1985C, 7.000%, 11/01/15	11/09 at 100.00	BBB	60,155

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21	10/11 at 100.00	N/R	1,507,828
144,963	Total Louisiana			119,178,803
	Maryland – 1.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,615	5.250%, 9/01/20 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	1,527,984
750	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	642,795

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	440,970

12,850	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1	10,335,512

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/33	4/17 at 100.00	N/R	754,310

	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849:
675	10.622%, 7/01/37 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aa2	565,886
4,780	10.622%, 1/01/49 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aa2	4,007,313

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	6,722,087

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
1,875	8.890%, 9/01/42 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2	1,642,575
3,730	8.995%, 3/01/48 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2	3,235,216

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$2,080	Maryland Economic Development Corporation Frostburg State Univ SeniorStudent Housing Revenue Bonds Series 2002A, 6.250%, 10/01/33	10/12 at 101.00	Ba3	$1,902,222

7,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	4,240,320

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/10 at 100.00	N/R	3,505,911

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18	1/17 at 100.00	N/R	511,808
6,260	5.500%, 7/01/38	1/17 at 100.00	N/R	3,192,224

4,345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.300%, 1/01/37	1/17 at 100.00	N/R	3,004,828

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
605	5.375%, 7/01/14	1/10 at 100.00	B3	546,490
9,435	5.300%, 7/01/24	1/10 at 100.00	B3	6,286,635
69,090	Total Maryland			53,065,086
	Massachusetts – 1.0%

12,225	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa1	7,916,910

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	2,941,721

705	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	675,101

2,360	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	2,112,554

870	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.300%, 12/01/14 (Alternative Minimum Tax)	12/09 at 101.00	BBB	810,727

680	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	12/09 at 102.00	BBB	671,051

3,500	Massachusetts Development Finance Agency, RevenuE Bonds, The Sabis International Charter School Issue, Series 2009, 8.000%, 4/15/39	10/19 at 100.00	BBB	3,891,195

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28	1/18 at 100.00	N/R	5,305,020
3,800	6.500%, 1/15/38	1/18 at 100.00	N/R	3,312,574

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A:
245	5.700%, 7/01/15	1/11 at 100.00	BBB	246,850
1,515	5.625%, 7/01/20	1/11 at 100.00	BBB	1,484,564
230	5.750%, 7/01/28	1/11 at 100.00	BBB	215,726

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B:
135	6.500%, 7/01/12	No Opt. Call	BBB	139,809
430	6.250%, 7/01/22	7/12 at 101.00	BBB	433,027

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	1,557,500

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	$1,972,680

1,870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34	7/14 at 100.00	BB	1,593,689

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
2,425	6.250%, 7/01/24	7/14 at 100.00	BB	2,150,878
7,550	6.375%, 7/01/34	7/14 at 100.00	BB	6,398,021
53,570	Total Massachusetts			43,829,597
	Michigan – 3.7%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
1,750	6.000%, 11/01/28	11/18 at 100.00	BBB–	1,521,363
2,000	6.000%, 11/01/37	11/18 at 100.00	BBB–	1,652,880

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	900,848

1,780	Chippewa County Hospital Finance Authority, Michigan, Revenue Bonds, Chippewa County War Memorial Hospital, Series 1997B, 5.625%, 11/01/14	11/09 at 100.00	BB+	1,778,701

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,338,706

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
2,545	5.000%, 11/01/26	11/16 at 100.00	BB+	1,788,804
1,500	5.250%, 11/01/31	11/16 at 100.00	BB+	1,027,260
2,840	5.250%, 11/01/36	11/16 at 100.00	BB+	1,862,415

1,185	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	4/10 at 100.00	N/R	1,027,348

855	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/10 at 100.00	N/R	828,777

5,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.433%, 5/01/32 – FSA Insured (IF)	No Opt. Call	AAA	5,414,090

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,200	5.650%, 11/01/25	11/15 at 100.00	BB	902,124
500	5.750%, 11/01/30	11/15 at 100.00	BB	359,175
2,425	5.750%, 11/01/35	11/15 at 100.00	BB	1,668,570

8,315	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/09 at 101.00	B–	3,315,357

500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB	503,165

1,095	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	611,207

2,000	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	1,624,520

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
7,825	4.875%, 8/15/27	8/17 at 100.00	N/R	5,041,882
4,850	5.000%, 8/15/38	8/17 at 100.00	N/R	2,820,130

	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004:
1,000	6.200%, 1/01/25	1/15 at 100.00	N/R	886,580
1,500	6.500%, 1/01/37	1/15 at 100.00	N/R	1,257,660

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A:
$180	5.500%, 7/01/20	7/15 at 100.00	BB+	$155,648
3,500	6.250%, 7/01/40	7/15 at 100.00	BB+	2,863,665

7,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – FSA Insured (Alternative Minimum Tax) (UB)	7/15 at 100.00	AAA	7,473,721

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
800	7.500%, 10/01/12	10/11 at 100.00	Ba1	809,136
2,900	7.900%, 10/01/21	4/10 at 102.00	Ba1	2,817,205
10,550	8.000%, 10/01/31	4/10 at 102.00	Ba1	9,929,027

	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001:
400	7.250%, 10/01/11	4/10 at 102.00	Ba1	406,164
750	7.625%, 10/01/21	4/10 at 102.00	Ba1	720,090

1,150	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Black River Public School Academy, Series 2006, 5.800%, 9/01/30	9/12 at 102.00	N/R	877,278

	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:
855	6.000%, 2/01/16	No Opt. Call	BB+	785,796
1,055	6.375%, 2/01/26	2/16 at 100.00	BB+	846,247
2,855	6.500%, 2/01/36	2/16 at 100.00	BB+	2,162,891

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,507,950

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	710,130

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
770	5.125%, 8/15/18	2/10 at 100.00	BB–	683,737
2,645	5.250%, 8/15/23	2/10 at 100.00	Ba3	2,210,612
5,170	5.250%, 8/15/28	2/10 at 100.00	BB–	3,989,948

2,265	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	2,190,164

19,570	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B, 5.500%, 8/15/23	2/10 at 100.00	BB–	16,780,884

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sinai Hospital, Series 1995:
690	6.625%, 1/01/16	1/10 at 100.00	BB	689,924
555	6.700%, 1/01/26	1/10 at 100.00	BB	517,155

	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
240	5.000%, 5/15/25 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	274,553
680	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	777,900

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	9,067,688

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	N/R	1,764,450
11,200	5.500%, 11/15/35	5/15 at 100.00	N/R	8,327,536

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:
2,460	6.250%, 8/15/13	2/10 at 100.00	BB–	2,459,902
8,600	6.500%, 8/15/18	2/10 at 100.00	BB–	8,408,048

305	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	4/10 at 100.00	Caa1	211,417

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$3,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	Baa3	$2,550,471

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V:
2,000	8.000%, 9/01/29	9/18 at 100.00	A1	2,332,280
9,000	8.250%, 9/01/39	9/18 at 100.00	A1	10,486,350

	Summit Academy North Charter School, Michigan, Charter School Revenue Bonds, Series 2005:
340	4.750%, 11/01/11	No Opt. Call	BB+	328,175
1,070	5.000%, 11/01/15	No Opt. Call	BB+	890,518
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,297,778
4,795	5.350%, 11/01/25	11/15 at 100.00	BB+	3,319,483
3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	2,429,557
5,900	5.500%, 11/01/35	11/15 at 100.00	BB+	3,704,138
188,560	Total Michigan			155,889,178
	Minnesota – 1.3%

9,410	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB–	9,544,469

2,400	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Lease Revenue Bonds (Higher Ground Academy Project) Series 2009, 8.500%, 12/01/38	6/14 at 102.00	N/R	2,516,976

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006:
600	5.200%, 2/01/22	2/14 at 100.00	N/R	515,064
50	5.350%, 2/01/30	2/14 at 100.00	N/R	39,809

	Northfield Hospital, Minnesota, Revenue Bonds, Series 2006:
3,000	5.375%, 11/01/26	11/16 at 100.00	BBB–	2,835,450
500	5.375%, 11/01/31	11/16 at 100.00	BBB–	456,415

1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,207,367

4,825	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Pease Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	3,805,864

465	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	413,073

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	1,517,696

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
485	6.625%, 12/01/23	6/14 at 102.00	N/R	459,790
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	1,961,403

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	N/R	340,424
500	6.000%, 9/01/36	9/14 at 102.00	N/R	411,340

1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,002,342

2,045	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	1,753,792

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	686,410
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	977,905

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
$2,195	6.000%, 11/15/25	11/15 at 100.00	BB+	$2,111,919
10,500	6.000%, 11/15/35	11/15 at 100.00	BB+	9,364,110

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB	2,541,672
2,800	5.875%, 5/01/30	5/15 at 100.00	BB	2,515,800

8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	7,571,343

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,204,620
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	607,960
61,690	Total Minnesota			56,363,013
	Mississippi – 0.3%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/11 at 102.00	Ba3	194,595

7,005	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/10 at 100.00	BBB	7,012,565

1,352	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	969,758

4,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	4,085,720
12,657	Total Mississippi			12,262,638
	Missouri – 2.3%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	219,858
600	5.625%, 3/01/25	3/16 at 100.00	N/R	491,328

	Branson Regional Airport Transportation Development District, Missouri, Project Revenue Bonds, Series 2007B:
3,000	6.000%, 7/01/25 (Alternative Minimum Tax)	7/12 at 100.00	N/R	2,144,760
5,800	6.000%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	3,755,326

	Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks Hospital, Series 2005:
9,040	5.750%, 4/01/22	4/16 at 100.00	N/R	7,765,541
3,165	5.875%, 4/01/30	4/16 at 100.00	N/R	2,641,572

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26	8/14 at 100.00	N/R	174,748
600	5.250%, 8/01/31	8/14 at 100.00	N/R	502,854

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	509,530
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,291,400

1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Series 2009, 5.875%, 10/01/36	10/19 at 100.00	A–	1,490,930

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	5,635,411

	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
2,365	5.150%, 6/01/16	6/14 at 102.00	N/R	2,214,752
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,479,260

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$17,000	Lakeside 370 Levee District, Saint Charles County, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	$16,842,580

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	N/R	1,363,650

500	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A+	509,410

6,685	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AAA	5,926,520

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,025,303
1,650	5.350%, 6/15/32	6/15 at 103.00	N/R	1,228,937

	Saint Louis Industrial Development Authority, Missouri, Saint Louis Convention Center Headquarters Hotel Project, Series 2000A:
3,950	7.000%, 12/15/15 (Alternative Minimum Tax) (4)	12/10 at 102.00	Ca	1,386,016
8,710	6.875%, 12/15/20 (Alternative Minimum Tax) (4)	12/10 at 102.00	Ca	3,038,222
14,585	7.200%, 12/15/28 (Alternative Minimum Tax) (4)	12/10 at 102.00	Ca	5,077,330
26,535	7.250%, 12/15/35 (Alternative Minimum Tax) (4)	12/10 at 102.00	Ca	9,235,507

5,675	Saint Louis, Missouri, Orpheum Theater Community Improvement District, Property and Sales Tax Revenue Bonds, Series 2009, 9.000%, 3/01/29	No Opt. Call	N/R	5,648,044

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	1/10 at 100.00	N/R	1,099,072

2,318	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	1/10 at 100.00	N/R	1,653,568

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,895,288

1,445	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	No Opt. Call	N/R	980,591

1,632	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,056,851

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	1,573,047

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	463,465
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	883,590

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,773,300

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	533,925

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	729,010
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	1,672,975
148,381	Total Missouri			97,913,471
	Montana – 0.5%

9,810	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/10 at 101.00	B–	7,113,820

17,719	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	14,847,459
27,529	Total Montana			21,961,279

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 1.2%

$8,000	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company Project, Series 1995C, 5.500%, 10/01/30	1/10 at 100.00	BB+	$7,427,600

9,745	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2005A, 4.850%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/15 at 100.00	BBB	8,235,207

1,240	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	1,174,181

	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company, Series 1995D:
25	5.300%, 10/01/11	1/10 at 100.00	BB+	25,002
685	5.450%, 10/01/23	1/10 at 100.00	BB+	663,546

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,000	5.625%, 1/01/32 – AMBAC Insured	1/10 at 102.00	Caa2	410,020
1,000	5.375%, 1/01/40 – AMBAC Insured	1/10 at 100.00	Caa2	205,010

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23 (4)	1/10 at 102.00	N/R	9,000
41,800	7.375%, 1/01/40 (4)	1/10 at 102.00	N/R	376,200

1,610	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,162,034

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	877,270

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	5,613,650

3,100	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	2,412,668

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
560	6.000%, 8/01/27	4/15 at 102.00	N/R	431,094
2,790	6.150%, 8/01/37	4/15 at 102.00	N/R	2,013,125

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,736,553

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
2,500	6.500%, 9/01/20	9/18 at 100.00	N/R	2,402,200
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	1,837,000

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
5,350	6.500%, 6/15/20	6/18 at 100.00	Ba2	5,377,499
10,200	6.750%, 6/15/28	6/18 at 100.00	Ba2	9,894,510
101,980	Total Nevada			52,283,369
	New Hampshire – 0.1%

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3	177,440

3,295	New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, Series 2007-E, 5.750%, 1/01/37 (Alternative Minimum Tax)	7/17 at 100.00	Aa2	3,363,866
3,495	Total New Hampshire			3,541,306
	New Jersey – 2.8%

9,500	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 12/01/09 (10)	No Opt. Call	N/R	3,345,900

2,750	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB–	1,581,910

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$5,215	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/29	6/14 at 100.00	BBB	$5,042,071

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/10 at 100.00	N/R	677,170

2,055	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	4/10 at 100.00	Ba1	2,027,484

985	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	11/09 at 100.00	CCC+	739,646

365	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/10 at 100.00	B3	242,221

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
2,000	6.250%, 9/15/19 (Alternative Minimum Tax)	9/11 at 100.00	B	1,810,740
5,045	6.400%, 9/15/23 (Alternative Minimum Tax)	3/10 at 101.00	B	4,518,907
5,000	6.250%, 9/15/29 (WI/DD, Settling 11/02/09) (Alternative Minimum Tax)	3/10 at 101.00	B	4,299,300

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	1,432,875
2,605	7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	2,434,268

1,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 101.00	B	1,150,237

2,400	New Jersey Educational Facilities Authority Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey Issue, Series 2009 B, 7.500%, 12/01/32	6/19 at 100.00	Baa2	2,711,712

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009, Trust 3018:
1,575	18.930%, 7/01/29 – AGC Insured (IF)	1/14 at 100.00	AAA	1,676,651
5,000	19.426%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AAA	5,711,400
1,250	19.426%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AAA	1,427,850
1,815	19.400%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AAA	2,073,238

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008:
2,990	6.000%, 7/01/18	No Opt. Call	BBB–	3,064,780
9,100	6.625%, 7/01/38	7/18 at 100.00	BBB–	9,239,594

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
590	5.500%, 7/01/23	7/13 at 100.00	Ba2	469,906
765	5.500%, 7/01/33	7/13 at 100.00	Ba2	537,267

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	1/12 at 100.00	BBB–	1,595,860

11,000	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Refunding Series 2007B, 6.500%, 7/01/23	7/17 at 100.00	BBB–	9,535,020

42,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (9),(11)	6/18 at 100.00	AAA	44,548,492

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,310	5.000%, 6/01/29	6/17 at 100.00	BBB	2,542,874
4,630	5.000%, 6/01/41	6/17 at 100.00	BBB	3,124,509
128,060	Total New Jersey			117,561,882

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico – 0.3%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
$1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	$1,233,633
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,151,681

1,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 2003B, 4.875%, 4/01/33	4/16 at 101.00	Baa3	857,170

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,095	5.500%, 9/01/16	No Opt. Call	N/R	1,013,006
500	5.750%, 9/01/21	9/16 at 100.00	N/R	424,405
4,400	6.000%, 9/01/32	9/16 at 100.00	N/R	3,348,664

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/28	10/18 at 100.00	N/R	1,068,846
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	2,959,768
14,580	Total New Mexico			12,057,173
	New York – 2.1%

750	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	719,978

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	413,990

500	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.125%, 7/01/21 – RAAI Insured	1/10 at 101.00	BBB–	505,420

5,790	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	5,696,260

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
10,000	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	B–	9,766,500
4,500	7.625%, 8/01/25 (Mandatory put 8/01/17) (Alternative Minimum Tax)	8/18 at 100.00	B–	4,349,520
5,100	8.000%, 8/01/28	No Opt. Call	B–	5,131,773
500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	485,615

9,720	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	N/R	7,243,636

1,230	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001A, 6.375%, 7/01/31	7/12 at 100.00	Ba2	1,117,713

1,270	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	Ba2	1,154,062

1,015	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	Ba2	922,544

	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, 7 World Trade Center, Series 2005A:
3,000	6.250%, 3/01/15	3/12 at 100.00	N/R	2,994,570
1,000	6.500%, 3/01/35	3/12 at 100.00	N/R	938,700

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AAA	5,093,235

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax)	2/10 at 100.00	CCC+	146,790
430	5.400%, 7/01/20 (Alternative Minimum Tax)	2/10 at 100.00	CCC+	308,701

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)	2/10 at 100.00	CCC+	1,803,663

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$95	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB	$89,370

	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484:
2,500	17.805%, 6/15/37 (IF)	6/17 at 100.00	AA+	2,734,950
1,290	17.772%, 6/15/37 (IF)	6/17 at 100.00	AA+	1,410,938
1,250	17.805%, 6/15/38 (IF)	6/17 at 100.00	AA+	1,364,225
7,500	17.805%, 6/15/39 (IF)	6/19 at 100.00	AA+	8,329,350
1,875	17.805%, 6/15/39 (IF)	6/19 at 100.00	AA+	2,082,338
375	17.805%, 6/15/40 (IF)	6/19 at 100.00	AA+	415,403

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	AA–	16,352,160

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, Trust 2977, 5.250%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	1,774,940

	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A:
3,000	5.250%, 12/01/16	No Opt. Call	BB	2,805,570
1,750	5.000%, 12/01/23	6/17 at 100.00	BB	1,447,408

1,305	Suffolk County Industrial Development Agency, New York, Industrial Development Revenue Bonds, Windmill Village LLC Facility, Series 2001, 5.750%, 12/01/31 (Alternative Minimum Tax)	12/11 at 102.00	Aaa	1,305,287

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/10 at 100.50	N/R	82,958
90,790	Total New York			88,987,567
	North Carolina – 0.8%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,125,900

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
500	6.750%, 8/01/24	8/18 at 100.00	N/R	453,975
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	3,113,978

	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149-3:
2,650	13.204%, 1/15/47 (IF)	1/18 at 100.00	AA–	2,363,959
670	12.984%, 1/15/47 (IF)	1/18 at 100.00	AA–	598,163

5,500	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	4,903,030

	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Tender Options Bond Trust 3248:
1,225	17.176%, 10/01/44 (IF)	10/16 at 100.00	AA+	1,352,988
645	17.144%, 10/01/44 (IF)	10/16 at 100.00	AA+	712,222
7,920	25.843%, 10/01/44 (IF)	10/16 at 100.00	AA+	13,161,720

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
3,800	5.400%, 10/01/27	10/16 at 100.00	N/R	3,489,046
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,455,324
29,535	Total North Carolina			32,730,305
	North Dakota – 0.1%

	Grand Forks, North Dakota, Senior Housing Revenue Bonds, 4000 Valley Square, Series 2006:
1,750	5.200%, 12/01/26	12/15 at 100.00	N/R	1,319,238
2,000	5.300%, 12/01/34	12/15 at 100.00	N/R	1,442,280

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

$310	Oakes, North Dakota, Industrial Development Revenue Bonds, Omniquip International Inc. Project, Series 1999, 5.800%, 2/01/14 (Alternative Minimum Tax)	2/10 at 100.00	N/R	$302,011
4,060	Total North Dakota			3,063,529
	Ohio – 4.6%

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	865,032

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,750	6.000%, 6/01/42	6/17 at 100.00	BBB	1,349,548
39,125	6.500%, 6/01/47	6/17 at 100.00	BBB	31,669,340
54,720	5.875%, 6/01/47	6/17 at 100.00	BBB	40,543,142

19,450	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A	16,219,355

2,760	Greene County, Ohio, Revenue Bonds, Greene Town Center Improvements, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,813,185

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	738,210
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	623,820

6,240	Ohio Higher Educational Facilities Commission, Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008, Trust 3140, 15.719%, 1/01/38 (IF)	1/18 at 100.00	Aa2	7,024,000

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
695	20.340%, 1/01/34 (IF)	1/19 at 100.00	Aa2	809,209
3,500	19.827%, 1/01/39 (IF)	1/19 at 100.00	Aa2	3,998,470
2,500	19.827%, 1/01/39 (IF)	1/19 at 100.00	Aa2	2,856,050

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591:
2,500	20.143%, 1/01/39 (IF)	1/19 at 100.00	Aa2	2,856,050
2,000	20.143%, 1/01/39 (IF)	1/19 at 100.00	Aa2	2,284,840

500	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)	3/10 at 101.00	N/R	452,080

2,000	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)	3/10 at 102.00	N/R	1,920,040

510	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	9/11 at 100.00	Caa1	320,188

3,010	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/10 at 101.00	Caa1	1,889,798

38,000	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Caa1	23,089,180

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	2,487,056
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	8,087,310

7,760	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	6,124,658

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	463,670

2,830	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/10 at 102.00	BB+	2,094,002

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,400	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	N/R	$2,049,384

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	9,946,728
18,400	6.350%, 7/01/27 (Alternative Minimum Tax)	7/17 at 102.00	N/R	14,020,984

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27	7/17 at 102.00	N/R	3,880,750
245,280	Total Ohio			191,476,079
	Oklahoma – 1.6%

6,630	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	5,712,275

2,000	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 5.125%, 12/01/36	12/17 at 100.00	BBB–	1,717,120

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,821,099
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,861,417

805	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	12/09 at 100.00	B–	789,938

30,585	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/09 at 100.00	B–	26,049,245

22,955	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa2	21,929,600

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
1,985	6.000%, 5/01/25	5/16 at 103.00	N/R	1,721,313
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	2,996,958
74,250	Total Oklahoma			65,598,965
	Oregon – 0.4%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,114,520

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	1/10 at 100.00	N/R	338,055
130	5.000%, 10/01/21	1/10 at 100.00	N/R	86,121
735	5.350%, 10/01/31	1/10 at 100.00	N/R	414,849

4,570	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative Minimum Tax) (6)	8/25 at 100.00	BB–	4,430,295

2,545	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	12/09 at 100.00	B2	2,282,712

1,500	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	2/10 at 100.00	BB–	1,488,015

	The Hospital Facility Authority of Deschutes County, Oregon Hospital Revenue Refunding Bonds (Cascade Healthcare Community, Inc.) Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A3	1,064,511
2,670	8.250%, 1/01/38	1/19 at 100.00	A3	3,138,131

2,635	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	2,388,575
19,185	Total Oregon			17,745,784
	Pennsylvania – 1.6%

1,900	Allegheny County Higher Education Building Authority, Commonwealth of Pennsylvania, University Revenue Bonds, Series A of 2008, Robert Morris University, 6.000%, 10/15/38	10/18 at 100.00	Baa3	1,779,046

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,600	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	$2,115,022

7,360	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	BB–	6,983,315

5,115	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,145,452

25	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998, 5.625%, 10/15/27	4/10 at 101.00	BB+	20,802

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
2,525	5.125%, 10/15/15	No Opt. Call	N/R	2,337,418
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	3,942,906
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	9,179,213

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
5,975	5.875%, 7/01/31	7/16 at 100.00	N/R	4,947,778
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	3,770,757

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	419,415

40	New Morgan Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, New Morgan Landfill Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative Minimum Tax)	4/10 at 100.00	BBB	40,002

725	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	711,138

14,170	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/09 at 102.00	B+	11,111,406

1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.800%, 6/01/23 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	995,300

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
2,000	5.250%, 6/01/14	6/10 at 100.00	BB+	1,947,140
200	5.125%, 6/01/18	6/10 at 100.00	BB+	176,894

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
1,000	6.500%, 1/01/13 (Alternative Minimum Tax)	1/10 at 100.00	CC	650,430
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	1/10 at 100.00	CC	975,150

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	801,990

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	BB	3,997,958

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
920	5.800%, 5/01/16	No Opt. Call	BBB–	919,016
1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–	1,318,769
985	6.250%, 5/01/33	5/16 at 100.00	BBB–	928,461

500	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	1/10 at 100.00	BB–	439,695

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$995	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	$693,605
79,555	Total Pennsylvania			65,348,078
	Puerto Rico – 0.3%

280	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/09 at 100.00	CCC+	204,730

16,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	12,165,945

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	25,596
16,810	Total Puerto Rico			12,396,271
	Rhode Island – 0.8%

1,050	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005, 6.750%, 1/15/13	No Opt. Call	N/R	1,017,398

4,800	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2008, Trust 3210, 21.136%, 10/01/38 (IF)	4/18 at 100.00	AA+	5,800,600

8,630	Rhode Island Housing and Mortgage Finance Corporation, Housing Bonds, Rental Housing Program, Series 2006-A1, 4.750%, 10/01/43 – FGIC Insured (Alternative Minimum Tax)	4/16 at 100.00	A+	7,138,132

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,608,947

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,280	6.125%, 6/01/32	6/12 at 100.00	BBB	1,210,906
15,540	6.250%, 6/01/42	6/12 at 100.00	BBB	14,124,151

1,345	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R	1,338,880
34,195	Total Rhode Island			32,239,014
	South Carolina – 1.2%

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39	11/17 at 100.00	N/R	4,495,214

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17	No Opt. Call	N/R	13,885,368

4,585	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,511,560

3,550	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	3,087,577

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
1,000	5.250%, 10/01/26	11/16 at 100.00	N/R	711,770
3,215	5.300%, 10/01/35	11/16 at 100.00	N/R	2,065,670

1,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007, 5.950%, 9/01/31	9/12 at 100.00	BBB	968,230

1,430	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB	1,442,555

5,000	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Calhoun School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	N/R	3,974,550

7,950	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Union County School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	AA	6,129,848

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
$1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	$924,264
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	791,330

	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A:
70	6.125%, 8/01/23	8/13 at 100.00	BBB+	71,720
765	6.250%, 8/01/31	8/13 at 100.00	BBB+	777,408

4,100	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	BBB–	3,121,371

1,000	South Carolina Jobs-Economic Development Authority Hospital Refunding and Improvement Revenue Bonds (Palmetto Health), Series 2009, 5.750%, 8/01/39	8/19 at 100.00	BBB+	980,350

1,540	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	1/10 at 100.00	B+	1,411,795
56,592	Total South Carolina			48,350,580
	South Dakota – 0.2%

5,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40 (UB)	5/17 at 100.00	AA–	4,817,050

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 3109:
1,250	16.787%, 11/01/40 (IF)	11/19 at 100.00	AA–	1,350,250
250	16.787%, 11/01/40 (IF)	11/19 at 100.00	AA–	270,050
2,905	16.780%, 11/01/40 (IF)	11/19 at 100.00	AA–	3,137,981
9,405	Total South Dakota			9,575,331
	Tennessee – 3.4%

1,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	1,034,310

6,180	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	6,002,819

14,670	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.125%, 3/01/25 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	A2	14,813,033

30,645	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 200A, 5.486%, 9/01/32	3/13 at 100.00	N/R	26,352,555

	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C:
2,000	5.250%, 9/01/26	9/16 at 100.00	BBB+	1,785,700
6,515	5.250%, 9/01/36	9/16 at 100.00	BBB+	5,450,644

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37	11/17 at 100.00	N/R	570,150
19,500	5.500%, 11/01/46	11/17 at 100.00	N/R	7,411,950

4,750	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	BB+	4,490,698

68,078	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	63,949,069

12,415	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	10,313,141
167,253	Total Tennessee			142,174,069
	Texas – 8.9%

1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	1,319,280

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	$1,195,300

105	Angelina & Neches River Authority, Texas, Solid Waste Disposal Revenue Bonds, Champion International Project, Series 1995, 6.300%, 4/01/18 (Alternative Minimum Tax)	3/10 at 100.00	Baa3	105,254

8,695	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2001C-1, 9.750%, 1/01/26	1/11 at 100.00	N/R	7,778,895

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
780	5.250%, 1/01/15 – SYNCORA GTY Insured	No Opt. Call	Baa3	798,034
1,000	5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	Baa3	971,490
1,000	5.250%, 1/01/24 – SYNCORA GTY Insured	No Opt. Call	Baa3	912,070

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006B:
5,000	5.750%, 1/01/24	1/17 at 100.00	BB	4,133,400
19,350	5.750%, 1/01/34	1/17 at 100.00	BB	14,908,014

11,180	Austin Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Rutland Place Apartments, Series 1998A, 6.500%, 11/01/33	11/10 at 100.00	Caa1	6,662,833

8,000	Brazos Harbor Industrial Development Corporation, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2008, 5.900%, 5/01/38 (Mandatory put 5/01/28)	5/18 at 100.00	Baa1	7,824,000

2,590	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Caa3	1,871,819

2,105	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	CCC	961,775

7,800	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CCC	4,890,990

1,040	Brazos River Authority, Texas, Pollution Control Revenue Bonds, Texas Utilities, Series 1994, 5.400%, 5/01/29 (Alternative Minimum Tax)	11/15 at 100.00	CCC	446,628

535	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	CCC	312,290

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CCC	2,207,411

3,500	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2006, 5.000%, 3/01/41 (Alternative Minimum Tax)	3/11 at 100.00	CCC	1,483,860

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Caa3	904,906

8,820	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	7,952,377

1,300	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	778,674

2,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CCC	1,445,420

5,250	Brazos River Harbor Navigation District of Brazoria County, Texas, Environmental Facilities Revenue Bonds, The Dow Chemical Company Project, Series 2002A-4, 5.950%, 5/15/33 (Alternative Minimum Tax)	5/18 at 102.00	BBB–	5,203,905

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	CCC	$1,197,540

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	5,086,335

	City of Hackberry, Texas Combination Special Assessment and Contract Revenue Road and Utility Bonds, Series 2009 (Hackberry Hidden Cove Public Improvement District No. 2 Project):
890	8.625%, 9/01/29	9/19 at 100.00	N/R	875,164
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R	8,636,579

5,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc. – Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	No Opt. Call	BBB–	6,320,325

2,850	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1995, 6.000%, 11/01/14	11/09 at 100.00	CCC+	2,445,471

3,795	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/09 at 101.00	CCC+	2,546,066

2,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)	5/15 at 101.00	CCC+	2,189,184

6,250	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)	11/12 at 100.00	CCC+	3,740,938

2,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	2,154,275

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
375	6.000%, 2/15/14	2/13 at 100.00	N/R	372,728
895	7.000%, 2/15/24	2/13 at 100.00	N/R	865,904
1,085	7.250%, 2/15/29	2/13 at 100.00	N/R	1,050,432

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
3,070	7.000%, 9/01/25	9/14 at 100.00	N/R	2,986,742
15,660	7.125%, 9/01/34	9/14 at 100.00	N/R	15,246,106

500	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BB+	508,030

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Ba1	2,555,275

1,570	Gulf Coast Waste Disposal Authority, Texas, Solid Waste Disposal Revenue Bonds, Waste Management of Texas Inc. Project, Series 2003C, 5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB	1,487,999

9,500	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	A	8,632,745

3,300	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,020,655

630	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R	643,772

8,605	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	6,997,414

6,775	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	6,337,267

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,240	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/11 at 100.00	B3	$989,359

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
1,505	6.750%, 7/01/21 (Alternative Minimum Tax)	7/11 at 101.00	B3	1,403,653
6,050	6.750%, 7/01/29 (Alternative Minimum Tax)	7/11 at 101.00	B3	5,511,369

385	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/10 at 100.00	B3	325,876

2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/10 at 100.00	B3	2,513,897

340	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	No Opt. Call	BBB–	301,308

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	3,509,392

220	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	220,365

4,500	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	N/R	4,401,945

	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Trust 2656:
3,500	11.616%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	BBB	1,114,080
4,110	11.012%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	BBB	1,282,035

11,090	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 2903, 17.444%, 1/01/38 (UB)	1/18 at 100.00	A3	13,136,717

6,400	North Texas Tollway Authority, System Revenue Bonds, Series 2009, 6.250%, 1/01/39	1/19 at 100.00	A2	6,713,280

12,150	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	12,190,581

2,120	Port of Bay City Authority of Matagorda County, Texas, Revenue Bonds (Hoechst Celanese Corporation Project) Series 1996, 6.500%, 5/01/26 (WI/DD, Settling 11/02/09) (Alternative Minimum Tax)	11/09 at 100.00	B+	2,096,150

7,450	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	7,474,883

1,000	Richardson Hospital Authority, Texas, Hospital Revenue Refunding and Improvement Bonds, Baylor/Richardson Medical Center, Series 1998, 5.625%, 12/01/28	12/09 at 100.50	Baa2	870,550

	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004:
4,745	6.000%, 12/01/19	12/13 at 100.00	Baa2	4,639,614
3,275	5.875%, 12/01/24	12/13 at 100.00	Baa2	3,041,231
2,000	6.000%, 12/01/34	12/13 at 100.00	Baa2	1,765,000

715	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax)	6/10 at 101.00	CCC	389,646

590	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	531,962

3,365	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	CCC	3,033,985

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,245	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	CCC	$623,197

1,260	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	CCC	654,444

1,500	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Tarrant County Health Resources, Series 2008, Trust 1197, 14.536%, 11/15/42 (IF)	11/17 at 100.00	AA–	1,252,665

8,015	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 11.996%, 2/15/36 (IF)	2/17 at 100.00	AA–	7,247,323

1,350	Tarrant County Cultural Education Facilities Finance Corporation Charter School Revenue Bonds, Texas, Trinity Basin Preparatory Project, Tax-Exempt Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BBB–	1,396,872

27,435	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	28,585,624

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A:
1,000	5.250%, 12/15/17	No Opt. Call	A	1,017,530
100	5.250%, 12/15/22	No Opt. Call	A	96,411
4,115	5.250%, 12/15/24	No Opt. Call	A	3,924,681
1,740	5.250%, 12/15/25	No Opt. Call	A	1,650,982

10,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006C, 1.650%, 12/15/26	1/10 at 100.00	Baa1	6,800,000

9,230	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Cosmos Foundation Inc., Series 2007A, 5.375%, 2/15/37	2/15 at 100.00	N/R	7,121,130

3,745	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB	3,420,683

7,400	Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas Turnpike System, Series 2002A, 0.000%, 8/15/31 – AMBAC Insured	8/12 at 32.81	BBB+	1,863,246

	Texas Turnpike Authority, Second Tier Revenue Bonds, Central Texas Turnpike System, Series 2002:
50,000	0.000%, 8/15/35 – AMBAC Insured	8/12 at 25.67	BBB+	9,652,500
50,055	0.000%, 8/15/37 – AMBAC Insured	8/12 at 22.71	BBB+	8,437,771

4,055	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23	7/15 at 100.00	Baa3	3,495,978

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CCC	252,873

21,155	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa3	19,479,524

9,880	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	8,107,034

8,640	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	7,220,707

15,000	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 4.500%, 8/01/35 – NPFG Insured (UB)	8/16 at 100.00	A	12,853,950
517,135	Total Texas			373,577,574
	Utah – 0.3%

750	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/09 at 100.00	N/R	695,355

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$2,700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	$2,503,008

2,050	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	1/10 at 100.00	N/R	2,052,809

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,335	5.550%, 11/15/21	11/16 at 100.00	N/R	1,206,359
5,845	5.700%, 11/15/36	11/16 at 100.00	N/R	4,605,568

485	Toole County, Utah, Hazardous Waste Treatment Revenue Bonds, Union Pacific Corporation, Series 1992A, 5.700%, 11/01/26 (Alternative Minimum Tax)	4/12 at 100.00	BBB	487,968

1,750	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	1,409,993

675	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 6.000%, 7/15/37	7/15 at 102.00	N/R	553,446
15,590	Total Utah			13,514,506
	Virgin Islands – 0.2%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,307,828

750	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	BBB	763,553

4,125	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	BBB	4,192,774
6,115	Total Virgin Islands			6,264,155
	Virginia – 2.2%

6,000	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax) (6)	2/10 at 100.00	B2	5,323,380

3,020	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999A, 6.550%, 12/01/25 (Alternative Minimum Tax) (6)	12/09 at 101.00	B2	2,972,677

3,095	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999, 6.300%, 12/01/25 (Alternative Minimum Tax) (6)	12/09 at 101.00	B2	2,971,076

468	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	421,574

3,300	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33	6/13 at 102.00	N/R	2,841,333

2,222	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.750%, 3/01/34	3/14 at 102.00	N/R	1,765,823

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
4,750	5.375%, 12/01/28	12/15 at 100.00	N/R	3,750,125
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R	9,742,680

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	12/09 at 100.00	B+	243,069

7,000	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26, DD	1/10 at 100.00	B+	6,886,390

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$45	Giles County Industrial Development Authority, Virginia, Solid Waste Faciltiy Revenue Bonds, Hoechst Celanese Corporation Project, Series 1992, 6.625%, 12/01/22 (Alternative Minimum Tax)	1/10 at 100.00	B+	$44,994

2,840	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax) (6)	12/09 at 100.50	B2	2,533,536

	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:
25	6.250%, 7/01/11	7/10 at 102.00	N/R	25,668
40	6.350%, 7/01/12	7/10 at 102.00	N/R	41,163
110	6.550%, 7/01/14	7/10 at 102.00	N/R	113,215
45	6.625%, 7/01/15	7/10 at 102.00	N/R	46,237

3,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	2,938,080

900	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Series 2006, 5.000%, 10/01/36 – FGIC Insured	10/16 at 100.00	AAA	886,860

5,000	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Tender Option Bond Trust 11798, 17.460%, 10/01/36 –FGIC Insured (Alternative Minimum Tax) (IF)	10/16 at 100.00	AAA	4,708,600

	Metropolitan Washington D.C. Airports Authority, Virginia, Dulles Toll Raod Revenue Bonds, Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AAA	847,896
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AAA	421,498
6,060	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AAA	1,491,911
7,245	0.000%, 10/01/33 – AGC Insured	No Opt. Call	AAA	1,639,399
8,060	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AAA	1,713,959
1,300	0.000%, 10/01/35 – AGC Insured	No Opt. Call	AAA	260,442
49,000	0.000%, 10/01/37 – AGC Insured	No Opt. Call	BBB+	7,100,100
21,625	0.000%, 10/01/38 – AGC Insured	No Opt. Call	BBB+	2,940,351
16,335	0.000%, 10/01/39 – AGC Insured	No Opt. Call	BBB+	2,055,106
15,275	0.000%, 10/01/40 – AGC Insured	No Opt. Call	BBB+	1,787,786

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	2,754,116

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	590,208

7,400	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BBB	5,067,742

977	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	912,176

13,000	Virginia Small Business Financing Authority Revenue Bonds (Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project), Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	13,442,910

1,000	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	N/R	902,000
210,322	Total Virginia			92,184,080
	Washington – 1.0%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34	6/19 at 100.00	AA	1,684,926

2,500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.119%, 6/01/39 (IF)	6/19 at 100.00	AA	2,990,100

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
$1,890	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R		$1,512,964
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R		1,724,808

19,020	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	4/11 at 101.00	N/R		17,001,027

2,230	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R		1,578,349

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 2009A, 6.500%, 11/15/30	11/14 at 100.00	A2		3,142,530

7,710	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/17 at 100.00	N/R		4,977,113

4,255	Washington State Healthcare Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Series 2008, Trust 1180, 16.412%, 10/01/35 (IF)	10/18 at 100.00	Aa3		4,524,384

3,680	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	BBB		3,622,592
48,190	Total Washington				42,758,793
	West Virginia – 1.0%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	N/R		287,876

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R		1,579,123

4,225	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.500%, 9/01/28	9/14 at 100.00	A2		4,219,719

	West Virginia Hospital Finance Authority Hospital Revenue Bonds (Thomas Health System, Inc.) Series 2008:
14,500	6.500%, 10/01/38	10/18 at 100.00	N/R		12,966,770
25,050	6.750%, 10/01/43	10/18 at 100.00	N/R		22,497,155
45,815	Total West Virginia				41,550,643
	Wisconsin – 1.5%

2,440	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R		2,243,897

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(5)	577,913

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22	8/15 at 102.00	N/R		246,315

3,465	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2008, Trust 1155, 13.203%, 11/15/31 (IF)	11/16 at 100.00	Aa1		3,623,974

1,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/10 at 100.00	A3		1,115,435

90	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999B, 5.625%, 2/15/20	2/10 at 100.00	BBB+		90,032

5,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 18.726%, 8/15/37 (IF)	2/20 at 100.00	AA–		5,295,675

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		2,059,628

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$6,125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	$5,027,890

10,850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 – NPFG Insured	2/10 at 100.00	A	10,837,197

5,425	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Healthcare Inc., Tender option Bond Trust 3114, 15.785%, 2/15/32 – NPFG Insured (IF)	2/12 at 101.00	A+	4,731,685

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
1,155	5.000%, 4/01/13	No Opt. Call	N/R	1,172,337
875	6.125%, 4/01/24	4/14 at 100.00	N/R	787,421
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R	830,930

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1	506,550

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB	2,645,504

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–	2,373,896

4,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 1993, 5.750%, 8/15/22 – NPFG Insured	1/10 at 100.00	A	4,384,395

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Trust 2113:
9,750	13.898%, 8/15/30 (IF)	8/16 at 100.00	BBB+	4,516,785
3,535	14.384%, 8/15/31 (IF)	8/16 at 100.00	BBB+	1,696,729
3,750	14.394%, 8/15/34 (IF)	8/16 at 100.00	BBB+	1,536,525

7,855	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System Series 2006B, 5.125%, 8/15/26 (UB)	8/16 at 100.00	BBB+	6,913,657
76,680	Total Wisconsin			63,214,370
	Wyoming – 0.3%

13,125	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	12,337,894
$5,338,486	Total Investments (cost $4,666,636,561) – 100.3%			4,215,773,799
	Floating Rate Obligations – (3.8)%			(158,797,000)
	Other Assets Less Liabilities – 3.5%			145,634,324
	Net Assets – 100%			$4,202,611,123

Investments in Derivatives

Forward Swaps outstanding at October 31, 2009:

Counterparty	Notional Amount	Fund Pay /Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$89,000,000	Receive	3-Month USD-LIBOR	4.675%	Semi-Annually	7/23/10	7/23/39	$(5,268,800)
JPMorgan	17,000,000	Receive	3-Month USD-LIBOR	3.265	Semi-Annually	1/15/10	1/15/39	2,709,800
JPMorgan	17,000,000	Receive	3-Month USD-LIBOR	3.293	Semi-Annually	2/12/10	2/12/39	2,548,300
JPMorgan	34,000,000	Receive	3-Month USD-LIBOR	3.367	Semi-Annually	1/15/10	1/15/39	4,831,400
JPMorgan	38,000,000	Receive	3-Month USD-LIBOR	3.413	Semi-Annually	4/09/10	4/09/39	5,396,000
RBC	21,000,000	Receive	3-Month USD-LIBOR	3.327	Semi-Annually	4/23/10	4/23/39	3,309,600
								$13,526,300

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2009

The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowing. As of October 31, 2009, investments with a value of $210,205,442 have been pledged as collateral for Borrowings. The Fund did not have any Borrowings outstanding as of October 31, 2009.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	This issue is under protection of the Federal Bankruptcy Court. As a result, the Fund’s Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(9)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(10)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(11)	Investment, or portion of investment, has been pledged as collateral for inverse floating rate transactions.

(12)	Effective Date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
DD	Portion of investment purchased on a delayed delivery basis.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

70	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.6%

$400	Bayou La Batre Utilities Board, Alabama, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1997, 5.750%, 3/01/27 – RAAI Insured	3/10 at 100.00	BBB–		$399,956

3,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2		2,614,920

2,550	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		2,269,526

1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.500%, 1/01/21 – FSA Insured	1/14 at 100.00	AAA		976,380

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	A2		2,095,640

5,000	Southeast Alabama Gas District, General System Revenue Bonds, Series 2000A, 5.500%, 6/01/20 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 102.00	A3	(4)	5,252,300
13,950	Total Alabama				13,608,722
	Alaska – 1.0%

3,215	Alaska Industrial Development and Export Authority, Revenue Bonds, Lake Dorothy Hydroelectric Project, Series 2006, 5.000%, 12/01/35 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	N/R		2,665,139

2,610	Anchorage, Alaska, Water Revenue Refunding Bonds, Series 1999, 6.000%, 9/01/24 – AMBAC Insured	9/10 at 100.00	AA		2,645,444
5,825	Total Alaska				5,310,583
	Arizona – 1.5%

2,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(4)	2,277,723

1,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Serivce Company, Cholla Project, Series 2009B, 5.500%, 6/01/34 (Mandatory put 6/01/14)	No Opt. Call	Baa2		1,034,410

2,000	Pima County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, San Juan Porject, Series 2009A, 4.950%, 10/01/20	No Opt. Call	BBB–		2,012,680

3,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Series 2007, 5.000%, 12/01/37	No Opt. Call	A		2,566,050
8,100	Total Arizona				7,890,863
	California – 5.6%

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009, Trust 2985-1, 17.574%, 4/01/34 (IF)	4/18 at 100.00	AA		1,082,500

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14	5/12 at 101.00	Aa3		2,203,540

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/09 at 100.00	BBB		500,060

1,000	California Pollution Control Financing Authority, Solid Waste Revenue Bonds, Keller Canyon Landfill Company, Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)	5/10 at 100.00	BBB		1,000,780

	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D:
1,350	5.500%, 6/01/17	12/13 at 100.00	A–		1,391,999
1,490	5.500%, 6/01/19	12/13 at 100.00	A–		1,517,207

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.374%, 7/01/47 – FSA Insured (IF)	7/18 at 100.00	AAA		1,668,776

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.500%, 7/01/31	7/17 at 100.00	A	$1,013,020

810	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 13.180%, 11/15/46 (IF)	11/16 at 100.00	Aa3	689,958

1,890	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 15.445%, 11/15/46 (IF)	11/16 at 100.00	Aa3	1,609,902

205	Certificates of Participation, California, Refunding Project, 2009 Series A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AAA	195,726

8,000	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – MBIA Insured (ETM)	No Opt. Call	A	4,708,880

2,000	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,208,620

4,440	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	3,280,627

1,740	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	1,068,934

500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA	523,175

2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009, 7.000%, 11/01/34	No Opt. Call	A	3,047,355

250	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008, 6.000%, 7/01/18 (Alternative Minimum Tax)	7/14 at 102.00	N/R	232,545

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,298,197

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009, 6.500%, 8/01/39	8/19 at 100.00	A–	698,904
34,860	Total California			28,940,705
	Colorado – 2.6%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	894,020

1,150	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007, 5.000%, 12/01/26	12/17 at 100.00	N/R	729,974

625	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Crown Ponite Academy of Westminster Project) A Charter School Chartered Through Adams County School District No. 50 Adams County, Colorado Series 2009, 5.000%, 7/15/39	7/19 at 100.00	N/R	563,469

1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,214,810

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	423,895

1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	872,490

2,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – FSA Insured	5/19 at 100.00	AAA	2,078,180

250	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	BBB–	224,933

1,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.000%, 12/01/25 – AGC Insured	12/19 at 100.00	AAA	1,123,090

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Public Authority for Colorado Energy, Natural Gas Revenue Bonds, Colorado Springs Utilities, Series 2008:
$1,080	6.250%, 11/15/28	No Opt. Call	A	$1,122,098
2,775	6.500%, 11/15/38	No Opt. Call	A	2,921,187

1,745	Tallgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.250%, 12/01/37	12/16 at 100.00	N/R	1,292,399
14,355	Total Colorado			13,460,545
	Connecticut – 1.2%

5,115	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/10 at 101.00	BBB	5,130,447

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 17.744%, 7/01/42 (IF)	7/17 at 100.00	AAA	1,209,480
6,115	Total Connecticut			6,339,927
	District of Columbia – 1.1%

1,000	District Columbia Freindship Public Charter School, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	800,470

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A	4,650,122
5,365	Total District of Columbia			5,450,592
	Florida – 6.4%

2,420	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	1,805,151

560	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	404,701

850	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	921,247

1,500	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A+	1,536,405

790	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	585,398

355	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006B, 5.000%, 5/01/11	No Opt. Call	N/R	266,456

1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	922,200

1,000	Fishhawk Community Development District II, Florida, Special Assessment Revenue Bonds, Series 2004A, 6.125%, 5/01/34	5/14 at 100.00	N/R	858,740

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,299,529

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – FSA Insured (Alternative Minimum Tax)	1/11 at 100.00	AAA	3,530,920

1,745	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	1,368,970

1,600	Jacksonville Port Authority, Florida, Seaport Revenue Bonds, Series 2000, 5.625%, 11/01/26 – NPFG Insured (Alternative Minimum Tax)	11/10 at 100.00	A2	1,602,384

750	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	757,133

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AAA	2,036,580

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AAA	1,080,144

Nuveen Investments	73

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,565	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	$1,874,297

1,000	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2009A, 5.000%, 1/01/39	1/19 at 100.00	AA+	1,010,190

2,000	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	1,454,440

1,950	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	858,527

1,000	Split Pine Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.250%, 5/01/39	5/17 at 100.00	N/R	608,230

3,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.500%, 10/01/18 – AMBAC Insured	No Opt. Call	N/R	3,372,300

3,905	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	2,512,126

500	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	383,305

3,000	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003, 6.125%, 5/01/35	5/13 at 101.00	N/R	2,096,220
39,595	Total Florida			33,145,593
	Georgia – 1.4%

1,415	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Ceritificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	2/11 at 100.00	N/R	1,332,109

5,000	Georgia State, General Obligation Bonds, Refunding Series 2009E, 5.000%, 7/01/20 (5)	7/19 at 100.00	AAA	5,776,950
6,415	Total Georgia			7,109,059
	Idaho – 0.5%

1,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	1,096,740

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
1,000	5.250%, 9/01/30	9/16 at 100.00	BBB–	897,160
750	5.250%, 9/01/37	9/16 at 100.00	BBB–	641,948
2,750	Total Idaho			2,635,848
	Illinois – 7.9%

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	12/10 at 100.00	BBB+	1,000,350

985	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	BBB–	920,512

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	A	1,559,235
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	A	1,719,873

2,360	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, Trust 1060, 20.766%, 6/01/39 (Alternative Minimum Tax) (IF)	6/17 at 104.00	Aaa	2,623,942

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	12/09 at 100.00	BBB–	4,911,050

1,665	Illinois Finance Authority Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A–	1,802,196

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	$2,111,260

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	500,620

1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,137,272

5,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	Baa1	4,575,600

3,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	3,153,330

455	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	A+	457,439

1,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Tender Option Bond Trust 3589, 16.844%, 4/20/41 (Alternative Minimum Tax) (IF)	4/16 at 100.00	AAA	784,280

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	850,890

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B+	2,049,330

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	BBB–	1,199,306

1,459	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	1,278,084

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA+	5,441,808

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AA	1,805,700
40,094	Total Illinois			40,882,077
	Indiana – 3.4%

2,805	DeKalb Eastern High School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 – FSA Insured	1/12 at 100.00	AAA	3,055,206

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa3	1,343,272

	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.000%, 8/01/24	8/16 at 100.00	Baa3	860,650
500	5.250%, 8/01/36	8/16 at 100.00	Baa3	401,910

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
1,500	5.250%, 10/15/18	No Opt. Call	Aa3	1,560,495
5,000	5.250%, 10/15/20	No Opt. Call	Aa3	5,086,600

560	Indiana Finance Authority Health System Revenue Bonds Series 2009A (Sisters of St. Francis Health Services, Inc. Obligated Group), 5.250%, 11/01/39 (WI/DD, Settling 11/05/09)	11/19 at 100.00	Aa3	546,773

265	Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30 (Alternative Minimum Tax)	1/10 at 100.00	Aaa	271,286

1,025	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	1,177,694

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa1	3,216,990
16,890	Total Indiana			17,520,876

Nuveen Investments	75

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 0.5%

	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2009:
$500	5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa2	$510,325
800	5.625%, 8/15/37 – AGC Insured	8/19 at 100.00	Aa2	825,760

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,189,810
2,790	Total Iowa			2,525,895
	Kansas – 0.3%

1,535	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa	1,601,941
	Kentucky – 1.3%

1,900	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	1,901,026

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3	1,601,070

2,000	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	4/10 at 100.00	BB–	1,718,640

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A	1,472,932
6,805	Total Kentucky			6,693,668
	Louisiana – 5.5%

2,075	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Project, Series 2002, 6.625%, 2/01/16	4/10 at 102.00	Ba1	2,102,037

235	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000A, 7.000%, 10/01/31 (Alternative Minimum Tax)	4/10 at 105.00	Aaa	242,873

5,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	5,566,326

3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB	2,894,970

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 – NPFG Insured	12/12 at 100.00	A	2,604,841

4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	2,961,480

2,000	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,104,680

2,000	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18	No Opt. Call	AAA	2,106,920

1,000	Rapides Parish Finance Authority, Louisiana, Pollution Control Revenue Bonds, Cleco Utility Group Inc. Project, Series, 6.000%, 10/01/38 (Mandatory put 10/01/11)	10/11 at 100.00	BBB	1,052,270

1,000	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R	999,850

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
4,750	5.500%, 5/15/30	5/11 at 101.00	BBB	4,768,288
1,245	5.875%, 5/15/39	5/11 at 101.00	BBB	1,126,787
29,435	Total Louisiana			28,531,322

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maryland – 1.0%

$5,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21	4/13 at 100.00	AA+		$5,267,650
	Massachusetts – 2.4%

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series A (2008), 6.250%, 1/15/28	1/18 at 100.00	N/R		4,190,520

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/09 at 101.00	BBB		2,687,550

5,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002D, 5.375%, 8/01/21 (Pre-refunded 8/01/12) – NPFG Insured	8/12 at 100.00	AA	(4)	5,566,650
12,700	Total Massachusetts				12,444,720
	Michigan – 3.4%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	AA		2,771,943

1,000	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	A		930,430

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA		536,130

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB		1,001,960

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
2,000	5.250%, 8/15/23	2/10 at 100.00	Ba3		1,671,540
10	5.250%, 8/15/28	2/10 at 100.00	BB–		7,718

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29 (WI/DD, Settling 11/03/09)	11/19 at 100.00	A1		490,855
1,620	5.750%, 11/15/39 (WI/DD, Settling 11/03/09)	11/19 at 100.00	A1		1,563,883

3,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	2/10 at 100.00	BB–		2,933,040

2,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A2		1,964,740

3,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1		3,498,420
17,385	Total Michigan				17,370,659
	Minnesota – 1.3%

3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A		3,352,560

35	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1997G, 6.000%, 1/01/18	7/10 at 101.50	AA+		35,461

2,500	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	BB+		2,229,550

1,080	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA+		1,148,213
6,615	Total Minnesota				6,765,784
	Missouri – 1.0%

2,500	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Series 2009, 5.875%, 10/01/36	10/19 at 100.00	A–		2,527,000

Nuveen Investments	77

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,855	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/10 at 100.00	N/R	$1,369,788

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,052,775
5,792	Total Missouri			4,949,563
	Nevada – 0.8%

2,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23	6/19 at 100.00	A	2,252,620

1,900	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.750%, 9/01/27	9/18 at 100.00	N/R	1,745,150
3,900	Total Nevada			3,997,770
	New Hampshire – 2.8%

5,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – NPFG Insured	5/12 at 101.00	A	5,588,660

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,330,075

3,595	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition PAC Bonds, Series 2005D, 6.000%, 1/01/35 (Alternative Minimum Tax)	1/15 at 100.00	Aa2	3,699,650

1,830	New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, Series 2006-I, 5.400%, 1/01/37 (Alternative Minimum Tax)	1/16 at 100.00	Aa2	1,812,084
14,425	Total New Hampshire			14,430,469
	New Jersey – 4.6%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa2	1,623,907

	New Jersey Educational Facilities Authority Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey Issue, Series 2009 B:
2,000	6.250%, 12/01/18	No Opt. Call	Baa2	2,151,920
600	7.500%, 12/01/32	6/19 at 100.00	Baa2	677,928

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.377%, 6/01/30 (IF)	6/19 at 100.00	AA	1,557,598

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.500%, 12/15/23	No Opt. Call	AA–	7,913,780

3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – FSA Insured	No Opt. Call	AAA	3,416,220

700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	733,684

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	Aa2	1,061,240

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – FSA Insured	No Opt. Call	AAA	2,265,500

1,010	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,097,991

1,460	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BBB	1,020,890
21,440	Total New Jersey			23,520,658
	New Mexico – 0.6%

2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico – San Juan Project, Series 1997A, 5.800%, 4/01/22	4/10 at 100.00	Baa3	1,987,660

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$1,195	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	$1,164,695
3,195	Total New Mexico			3,152,355
	New York – 5.9%

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,364,560

4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	4,064,000

1,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	B–	976,650

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.805%, 6/15/39 (IF)	6/19 at 100.00	AA+	1,110,580

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003A, 5.750%, 8/01/16	8/12 at 100.00	AA	5,470,700

3,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	3,655,505

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–	2,412,938

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	5,383,050

5,000	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19 (Alternative Minimum Tax)	4/10 at 100.00	N/R	4,199,250
29,625	Total New York			30,637,233
	North Carolina – 1.6%

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	907,950

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
585	26.061%, 10/01/41 (IF)	10/15 at 100.00	AA+	984,004
1,920	25.843%, 10/01/44 (IF)	10/16 at 100.00	AA+	3,190,720

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,156,860

1,800	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	2,056,212
6,305	Total North Carolina			8,295,746
	Ohio – 2.0%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AAA	2,520,566

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,000	6.500%, 6/01/47	6/17 at 100.00	BBB	1,618,880
2,480	5.875%, 6/01/47	6/17 at 100.00	BBB	1,837,482

200	Ohio Air Quality Development Authority, Ohio, Air Quality Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E. Non-AMT, 5.625%, 10/01/19	No Opt. Call	BBB–	200,306

2,500	Ohio State, Hospital Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	2,589,000

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,900	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)	3/10 at 101.00	N/R	$1,717,904
11,515	Total Ohio			10,484,138
	Oklahoma – 0.4%

1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – SYNCORA GTY Insured	11/14 at 100.00	A	1,822,745
	Oregon – 0.2%

1,000	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	2/10 at 100.00	BB–	992,010
	Pennsylvania – 1.2%

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	1,041,400

1,000	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.500%, 7/01/40	7/17 at 100.00	N/R	899,080

3,405	Pennsylvania Economic Development Financing Authority Health System Revenue Bonds Albert Einstein Healthcare Network Issue, Series 2009A, 6.250%, 10/15/23	No Opt. Call	A3	3,569,427

445	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	454,412
5,850	Total Pennsylvania			5,964,319
	Puerto Rico – 1.5%

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA+	1,061,621

4,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	BBB+	3,962,400

3,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	2,580,655
8,530	Total Puerto Rico			7,604,676
	Rhode Island – 0.2%

1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	946,020
	South Carolina – 2.5%

200	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	227,586

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
2,500	5.500%, 10/01/26	10/11 at 100.00	A	2,509,350
3,250	5.500%, 10/01/31	10/11 at 100.00	A	3,241,615

4,655	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	2/13 at 100.00	Aa2	4,699,129

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	Aa2	2,170,860
12,605	Total South Carolina			12,848,540
	Tennessee – 3.7%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	6.000%, 10/01/23	10/18 at 100.00	AA	554,195
1,500	6.125%, 10/01/28	10/18 at 100.00	AA	1,649,625

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A2	1,001,000

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

$2,435	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1		$2,516,499

6,115	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	A2		6,168,995

2,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 200A, 5.486%, 9/01/32	3/13 at 100.00	N/R		1,719,860

1,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37	11/17 at 100.00	N/R		380,100

5,602	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R		5,262,239
20,152	Total Tennessee				19,252,513
	Texas – 5.4%

1,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.750%, 12/01/29 (Alternative Minimum Tax)	12/10 at 100.00	CCC+		640,900

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc. – Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	No Opt. Call	BBB–		2,411,934

1,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		1,292,565

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FGIC Insured	3/13 at 100.00	AA+		1,253,201

3,250	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Medical Center Project, Series 2000, 6.375%, 10/01/25 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	BBB–	(4)	3,442,108

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB		1,063,960

1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.125%, 3/01/31	3/19 at 100.00	AA		1,577,745

2,000	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/33	1/18 at 100.00	A3		2,040,280

3,000	North Texas Tollway Authority, System Revenue Bonds, Series 2009, 6.000%, 1/01/28	1/19 at 100.00	A2		3,166,320

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	Baa2		882,500

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2		3,239,586

1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/24	No Opt. Call	A		953,750

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.362%, 8/01/34 (IF)	8/19 at 100.00	AA+		2,105,215

3,020	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.750%, 5/15/21	5/11 at 101.00	Baa3		3,102,748

500	Uptown Development Authority Tax Increment Revenue Bonds, Texas, Series 2009, Infrastructure Improvement Facilities, 5.250%, 9/01/24	9/19 at 100.00	BBB+		486,405
26,960	Total Texas				27,659,217
	Utah – 0.9%

3,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	1/10 at 100.00	N/R		3,529,829

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah State Charter School Finance Authority, Noah Webster Academy Revenue Bonds, Series:
$500	6.250%, 6/15/28	6/17 at 100.00	N/R	$437,760
950	6.500%, 6/15/38	6/17 at 100.00	N/R	815,005
4,975	Total Utah			4,782,594
	Virgin Islands – 1.1%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,307,828

875	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	BBB	890,811

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	BBB	1,009,850

2,625	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/21	7/10 at 100.00	N/R	2,467,946
5,740	Total Virgin Islands			5,676,435
	Virginia – 1.0%

1,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	3/10 at 100.00	BBB	1,075,151

3,000	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28	4/10 at 101.00	A3	3,031,320

1,000	Virginia Small Business Financing Authority Revenue Bonds, Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,034,070
5,075	Total Virginia			5,140,541
	Washington – 2.1%

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – NPFG Insured	9/12 at 100.00	A	190,127

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.210%, 6/01/34 (IF)	6/19 at 100.00	AA	1,176,538

5,000	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	3/10 at 101.00	A	5,057,450

1,000	Washington Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 2009A, 6.500%, 11/15/30	11/14 at 100.00	A2	1,047,510

3,490	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	3,533,241
10,625	Total Washington			11,004,866
	West Virginia – 0.8%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	455,225

650	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A2	641,310

	West Virginia Hospital Finance Authority Hospital Revenue Bonds (Thomas Health System, Inc.) Series 2008:
2,000	6.500%, 10/01/28	10/18 at 100.00	N/R	1,877,960
1,000	6.500%, 10/01/38	10/18 at 100.00	N/R	894,260
4,150	Total West Virginia			3,868,755
	Wisconsin – 3.9%

1,700	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,857,607

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$3,500	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–	$3,535,875

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A1	2,841,061

335	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2008, Trust 1155, 13.203%, 11/15/31 (IF)	11/16 at 100.00	Aa1	350,370

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/10 at 100.00	A3	2,000,780

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call	A3	2,024,480

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	2,917,800

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009:
1,800	6.625%, 2/15/32	2/14 at 100.00	A+	1,880,478
525	6.625%, 2/15/39	2/19 at 100.00	A+	565,089

780	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/26	8/16 at 100.00	BBB+	696,540

2,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Trust 2113, 13.898%, 8/15/33 (IF)	8/13 at 100.00	BBB+	1,009,323

250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	BBB+	216,448
21,425	Total Wisconsin			19,895,851
	Wyoming – 0.8%

1,325	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A+	1,395,371

1,120	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26 (Mandatory put 7/14/26)	No Opt. Call	A–	1,165,584

1,500	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	1,410,045
3,945	Total Wyoming			3,971,000
$506,538	Total Investments (cost $482,384,652) – 95.9%			494,395,043
	Other Assets Less Liabilities – 4.1%			21,231,541
	Net Assets – 100%			$515,626,584

Nuveen Investments	83

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2009

Investments in Derivatives

Forward Swaps outstanding at October 31, 2009:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$3,000,000	Receive	3-Month USD-LIBOR	3.293%	Semi-Annually	2/12/10	2/12/39	$449,700

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Effective Date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

84	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.1%

$9,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 (Pre-refunded 9/01/10) – NPFG Insured	9/10 at 101.00	A	(4)	$9,492,300

12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – NPFG Insured	8/12 at 77.49	A		8,288,547
21,255	Total Alabama				17,780,847
	Arizona – 0.7%

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – NPFG Insured	7/14 at 100.00	AA+		1,033,970

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA		4,991,580
7,000	Total Arizona				6,025,550
	Arkansas – 0.4%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – NPFG Insured	11/14 at 100.00	Aa3		2,080,660

1,000	University of Arkansas, Fort Smith, Student Fee Revenue Bonds, Series 20019, 4.750%, 12/01/34	6/19 at 100.00	Aa3		1,003,780
3,000	Total Arkansas				3,084,440
	California – 16.7%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–		1,226,928

5,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	Aa2		5,040,250

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		11,547

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – NPFG Insured	12/14 at 100.00	AAA		1,040,936

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2		965,950

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA		1,003,080

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+		3,983,250

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA		5,177,673

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	A–		4,669,550

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa3		2,274,795

4,500	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A		4,299,570

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A–		1,306,831

6,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A–		5,334,540

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–		1,342,549

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – FSA Insured	No Opt. Call	AAA		1,026,769

Nuveen Investments	85

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – FSA Insured	12/14 at 100.00	AAA		$6,137,520

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	A+		5,088,968

8,000	Oakland, California, Insured Revenue Bonds, 1800 Harrison Foundation – Kaiser Permanente, Series 1999A, 6.000%, 1/01/29 (Pre-refunded 1/01/10) – AMBAC Insured	1/10 at 100.00	N/R	(4)	8,071,920

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – MBIA Insured (ETM)	2/10 at 100.00	A	(4)	14,561,938

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		11,432,100

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A		1,879,791

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA		2,599,500

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – FSA Insured	5/15 at 100.00	AAA		10,119,800

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+		1,503,090

6,995	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	A1		6,784,590

2,405	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/24 – FSA Insured	6/17 at 100.00	AAA		2,044,827

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A		3,012,681
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A		10,810,470

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A		6,682,956

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA		3,591,312

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – NPFG Insured	10/12 at 100.00	AA–		5,078,100

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+		1,942,500
188,875	Total California				140,046,281
	Colorado – 2.8%

	Broomfield, Colorado, Master Facilities Lease Purchase Agreement, Certificates of Participation, Series 1999:
5,030	5.875%, 12/01/19 – AMBAC Insured	12/09 at 100.00	A1		5,046,046
5,000	6.000%, 12/01/29 – AMBAC Insured	12/09 at 100.00	A1		5,009,900

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A		2,076,121

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A		3,417,450

3,750	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) – NPFG Insured	9/10 at 65.63	Aaa		2,445,788

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa		1,112,367

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,785	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2004A, 5.000%, 12/01/23 – NPFG Insured	12/14 at 100.00	Aa3	$2,916,118

1,390	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	AA–	1,451,132
36,190	Total Colorado			23,474,922
	Connecticut – 0.7%

3,475	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	3,624,773

2,125	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	2,238,326
5,600	Total Connecticut			5,863,099
	Florida – 2.9%

930	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4 , 6.250%, 7/01/22 – FSA Insured (Alternative Minimum Tax)	1/10 at 100.00	AAA	949,558

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – FSA Insured (Alternative Minimum Tax)	8/10 at 100.00	AAA	3,962,501

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – FSA Insured (Alternative Minimum Tax)	1/11 at 102.00	AAA	6,100,019

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	3,534,230
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	6,369,241

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
855	5.550%, 7/01/21 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	866,885
2,505	5.750%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	2,523,762
24,050	Total Florida			24,306,196
	Georgia – 3.0%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	A1	2,059,080

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – FSA Insured	11/19 at 100.00	AAA	7,089,180

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University, Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3	5,037,154

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3	1,362,088
2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3	2,536,912
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	2,468,402

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – SYNCORA GTY Insured	7/13 at 100.00	Aa3	2,310,953

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2	1,016,210

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AAA	1,015,990
24,385	Total Georgia			24,895,969

Nuveen Investments	87

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Hawaii – 1.3%

$10,000	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 – FSA Insured (UB)	2/12 at 100.00	AAA		$10,739,400
	Idaho – 0.5%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa3		1,062,140
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa3		1,126,355

2,250	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.500%, 7/01/38	7/19 at 100.00	N/R		2,317,860
4,315	Total Idaho				4,506,355
	Illinois – 4.3%

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.270%, 12/01/24 (IF)	6/16 at 100.00	AAA		3,957,711

8,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AA–		8,095,040

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		3,005,611

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A1		3,062,790

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – NPFG Insured	12/09 at 100.00	AAA		310,611

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 – FGIC Insured	1/12 at 100.00	A		1,981,158

6,500	Illinois Development Finance Authority, Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 1997A, 5.875%, 11/15/20 – NPFG Insured	11/10 at 101.00	AA		6,610,890

2,705	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2000, 5.400%, 12/01/20 – NPFG Insured	12/10 at 100.00	AA–		2,809,197

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA		2,314,900

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A		4,432,047
46,695	Total Illinois				36,579,955
	Indiana – 5.7%

	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2001:
3,190	5.500%, 1/15/21 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	A+	(4)	3,450,719
8,605	5.500%, 1/15/26 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	A+	(4)	9,308,287

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – NPFG Insured	7/12 at 100.00	AA+	(4)	4,439,600

4,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		3,974,360

2,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AAA		2,680,150

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA–	(4)	13,198,007
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA–	(4)	6,740,233

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

$3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	$3,327,150

1,005	St. Joseph County, Indiana, Economic Development Revenue Bonds, St. Mary’s College, Series 2002, 5.375%, 4/01/22 (Pre-refunded 4/01/12) – NPFG Insured	4/12 at 100.00	A	(4)	1,110,213
44,300	Total Indiana				48,228,719
	Kansas – 0.8%

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA		3,198,390

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – FSA Insured	9/14 at 101.00	AAA		3,253,589
6,200	Total Kansas				6,451,979
	Louisiana – 2.2%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A1		3,182,627

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,657,291

2,600	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A		2,643,888

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – FSA Insured (UB)	5/16 at 100.00	AAA		9,828,500
18,305	Total Louisiana				18,312,306
	Maine – 0.0%

180	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1995A, 5.875%, 7/01/25 – FSA Insured	1/10 at 100.00	AAA		180,373
	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		941,073
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		1,554,140
2,800	Total Maryland				2,495,213
	Massachusetts – 2.4%

8,485	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	N/R		8,487,970

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2009-14, 13.212%, 8/01/38 (IF)	8/19 at 100.00	AAA		2,684,806

8,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	9,022,960
18,820	Total Massachusetts				20,195,736
	Michigan – 3.3%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+		6,614,610

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	AA–		8,740,069

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	BB		2,724,581

2,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	4/10 at 100.00	AA		2,420,871

Nuveen Investments	89

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	$1,997,260

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A	5,602,558
33,575	Total Michigan			28,099,949
	Minnesota – 1.4%

2,150	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Lien Airport Revenue Bonds, Series 2001D, 5.750%, 1/01/16 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.00	A	2,184,551

9,675	St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud Hospital Obligated Group, Series 2000A, 5.875%, 5/01/30 – FSA Insured	5/10 at 101.00	Aa3	9,806,580
11,825	Total Minnesota			11,991,131
	Missouri – 1.3%

2,790	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 0.000%, 11/15/39 (WI/DD, Settling 11/12/09) (IF)	11/19 at 100.00	AAA	3,302,160

7,600	Missouri-Illinois Metropolitan District Bi-State Development Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – FSA Insured	10/13 at 100.00	AAA	7,786,960
10,390	Total Missouri			11,089,120
	Nevada – 1.1%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	12/09 at 102.00	BBB	3,633,193

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3	2,058,780

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
4,070	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	Caa2	797,394
2,000	5.375%, 1/01/40 – AMBAC Insured	1/10 at 100.00	Caa2	410,020

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	BBB+	1,989,246
13,795	Total Nevada			8,888,633
	New Hampshire – 0.5%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 13.890%, 6/01/39 (IF)	6/19 at 100.00	AA+	4,018,153
	New Jersey – 2.8%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,817,156
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,815,648

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA–	2,391,983

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	6,906,380
4,000	5.000%, 1/01/23 – FSA Insured	7/13 at 100.00	AAA	4,153,040

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – FSA Insured	1/15 at 100.00	AAA	3,200,730
3,315	5.000%, 1/01/25 – FSA Insured	1/15 at 100.00	AAA	3,490,397
22,515	Total New Jersey			23,775,334

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 3.5%

$1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	$1,919,010

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,748,516

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.221%, 2/15/39 (IF)	2/19 at 100.00	AAA	2,161,160
2,335	13.209%, 2/15/39 (IF)	2/19 at 100.00	AAA	2,522,968

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,419,379

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,662,100

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AAA	851,851

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	5,155,250

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	Aa3	135,637

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA	1,083,210

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA	2,765,448
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA	1,575,676
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA	1,037,290
28,590	Total New York			29,037,495
	North Carolina – 1.0%

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,128,670

5,000	Winston-Salem, North Carolina, Water and Sewerage System Revenue Bonds, Series 2009, 5.000%, 6/01/39	6/19 at 100.00	AAA	5,230,400
8,000	Total North Carolina			8,359,070
	North Dakota – 0.6%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 – AMBAC Insured	6/12 at 100.00	A	4,790,150
	Ohio – 2.9%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
130	5.125%, 6/01/24	6/17 at 100.00	BBB	115,786
1,420	5.875%, 6/01/30	6/17 at 100.00	BBB	1,235,925
1,370	5.750%, 6/01/34	6/17 at 100.00	BBB	1,152,102
3,145	5.875%, 6/01/47	6/17 at 100.00	BBB	2,330,193

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – FSA Insured	6/14 at 100.00	AAA	1,054,520

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	BBB+	2,544,950

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A2	7,695,239

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – FSA Insured	12/15 at 100.00	AAA	2,353,949

Nuveen Investments	91

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – FSA Insured	12/13 at 100.00	Aa3	(4)	$3,001,601

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa		2,939,100
25,950	Total Ohio				24,423,365
	Oklahoma – 0.5%

1,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A		958,290

2,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999A, 6.000%, 6/01/21 – FGIC Insured	6/10 at 100.00	A		2,020,080

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999B, 6.125%, 6/01/26 – FGIC Insured (Alternative Minimum Tax)	6/10 at 100.00	A		1,003,660
4,000	Total Oklahoma				3,982,030
	Oregon – 0.7%

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA		2,862,875

3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A., 5.000%, 11/15/33	5/19 at 100.00	AAA		3,159,270
5,500	Total Oregon				6,022,145
	Pennsylvania – 2.7%

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		1,069,404

12,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – FSA Insured	6/26 at 100.00	AAA		8,739,360

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – FSA Insured	9/14 at 100.00	AAA		5,145,834

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A		2,480,738

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – FSA Insured	5/15 at 100.00	Aa3		5,470,608
25,660	Total Pennsylvania				22,905,944
	Puerto Rico – 1.7%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 – FGIC Insured	7/13 at 100.00	BBB		1,263,400

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
840	5.500%, 7/01/14 – FSA Insured	No Opt. Call	AAA		924,101
2,550	5.500%, 7/01/16 – FSA Insured	No Opt. Call	AAA		2,808,647
3,000	5.500%, 7/01/17 – FSA Insured	No Opt. Call	AAA		3,300,750
3,440	5.500%, 7/01/18 – FSA Insured	No Opt. Call	AAA		3,781,626
2,250	5.500%, 7/01/19 – FSA Insured	No Opt. Call	AAA		2,453,265
13,330	Total Puerto Rico				14,531,789
	Rhode Island – 0.1%

865	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – NPFG Insured	1/10 at 100.00	A		867,102
	South Carolina – 1.6%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	A		2,164,908

3,785	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – FSA Insured	4/12 at 100.00	AAA		3,799,610

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

$6,565	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 (Pre-refunded 4/15/12) – FSA Insured	4/12 at 100.00	Aa3	(4)	$7,234,564
12,455	Total South Carolina				13,199,082
	Tennessee – 1.8%

10,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Program Loans, Washington County, 2007 Series B12A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	AA–		9,259,300

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+		740,498
755	5.000%, 7/01/17	7/16 at 100.00	BBB+		770,387
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+		1,554,128

2,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	A2		2,017,660

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – FSA Insured	12/19 at 100.00	AAA		1,021,960
16,075	Total Tennessee				15,363,933
	Texas – 9.8%

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
8,000	5.625%, 11/01/26 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		8,078,960
3,855	5.500%, 11/01/31 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		3,870,921

275	DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21 (Pre-refunded 2/15/11) – FGIC Insured	2/11 at 100.00	AA–	(4)	291,151

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A1		4,682,350

115	Harris County Hospital District, Texas, Revenue Refunding Bonds, Series 1990, 7.400%, 2/15/10 – AMBAC Insured	No Opt. Call	A1		116,806

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	A		4,960,700
6,500	5.250%, 11/15/22 – NPFG Insured	11/11 at 100.00	A		6,378,385
6,800	5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	A		6,225,128
2,500	5.375%, 11/15/41 – NPFG Insured	11/11 at 100.00	A		2,186,550

5,010	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – NPFG Insured	3/12 at 100.00	AA		5,112,354

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AA		1,263,530

11,895	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–		12,165,373

20,000	Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	BBB+		13,770,000

	Williamson County, Texas, General Obligation Bonds, Series 2001:
90	5.500%, 2/15/21 – FSA Insured	2/11 at 100.00	AAA		94,076
95	5.500%, 2/15/22 – FSA Insured	2/11 at 100.00	AAA		99,303

	Williamson County, Texas, General Obligation Bonds, Series 2001:
5,845	5.500%, 2/15/21 (Pre-refunded 2/15/11) – FSA Insured	2/11 at 100.00	AAA		6,216,450
6,180	5.500%, 2/15/22 (Pre-refunded 2/15/11) – FSA Insured	2/11 at 100.00	AAA		6,572,739
88,350	Total Texas				82,084,776
	Utah – 1.6%

5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	11/09 at 100.00	A		5,038,900

Nuveen Investments	93

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Utah (continued)

$6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41 (WI/DD, Settling 11/05/09)	8/19 at 100.00	AA+		$6,186,634

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/29 – NPFG Insured	6/17 at 55.29	AA–		2,314,824
18,165	Total Utah				13,540,358
	Vermont – 0.0%

245	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – FSA Insured	11/09 at 100.00	AAA		248,195
	Virginia – 0.7%

5,755	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/20 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	N/R	(4)	6,106,688
	Washington – 8.4%

3,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – NPFG Insured (Alternative Minimum Tax)	7/11 at 101.00	AA		3,000,480

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		4,865,213

	Douglas County Public Utility District 1, Washington, Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
2,975	6.300%, 9/01/15 – NPFG Insured (Alternative Minimum Tax)	9/10 at 100.00	AA		3,033,399
1,135	6.350%, 9/01/18 – NPFG Insured (Alternative Minimum Tax)	9/10 at 100.00	AA		1,151,026

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002C, 5.750%, 7/01/18 – NPFG Insured (UB)	7/12 at 100.00	Aaa		10,917,900

7,000	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	No Opt. Call	AAA		7,174,020

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.238%, 1/01/39 – FSA Insured (IF)	7/17 at 100.00	AAA		2,491,212

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	A1		6,104,280

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – NPFG Insured (Alternative Minimum Tax)	3/10 at 101.00	A		7,547,956

460	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 (Pre-refunded 3/01/10) – NPFG Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		473,519

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	3/10 at 101.00	A		8,875,825

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	A1		1,847,439

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Refunding Bonds, Series 2002, 5.500%, 12/01/22 – FGIC Insured	6/12 at 100.00	AA		1,060,710

7,825	Snohomish County School District 16, Washington, Unlimited Tax General Obligation Bonds, Arlington School, Series 2000, 5.750%, 12/01/19 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aa1	(4)	8,280,728

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1122, 13.197%, 7/01/29 – FSA Insured (IF)	7/16 at 100.00	AAA		3,828,480
68,140	Total Washington				70,652,187
	Wisconsin – 1.2%

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A		2,507,720

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

$1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A+		$1,658,771

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – NPFG Insured	5/13 at 100.00	AA	(4)	5,612,300
8,650	Total Wisconsin				9,778,791
$892,105	Total Investments (cost $797,615,388) – 96.0%				806,922,760
	Floating Rate Obligations – (2.5)%				(20,895,000)
	Other Assets Less Liabilities – 6.5%				54,837,555
	Net Assets – 100%				$840,865,315

Primarily all of the Fund’s net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers’ Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	95

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.6%

$7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	AA		$7,677,038

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2		2,974,380
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2		2,206,346

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
750	5.000%, 11/15/12	No Opt. Call	A3		772,200
820	5.000%, 11/15/15	No Opt. Call	A3		826,781
2,925	5.000%, 11/15/16	11/15 at 100.00	A3		2,923,742

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
6,120	5.000%, 1/01/10	No Opt. Call	BBB		6,011,248
4,000	5.250%, 1/01/11	No Opt. Call	BBB		3,563,120
10,000	5.250%, 1/01/12	No Opt. Call	BBB		8,618,800
7,000	5.250%, 1/01/13	No Opt. Call	BBB		5,982,620
10,000	5.250%, 1/01/14	No Opt. Call	BBB		8,533,600

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA		10,187,306

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
790	5.000%, 12/01/09	No Opt. Call	BBB		791,209
500	5.000%, 12/01/10	No Opt. Call	BBB		508,615
1,645	5.000%, 12/01/14	No Opt. Call	BBB		1,676,781
66,560	Total Alabama				63,253,786
	Arizona – 1.2%

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A		2,760,300
1,000	5.000%, 4/01/17	4/14 at 100.00	A		1,026,250

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A2	(4)	6,821,160

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,800,530

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	N/R	(4)	3,098,995

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – NPFG Insured	12/13 at 100.00	Aa2		12,059,410
26,245	Total Arizona				28,566,645
	Arkansas – 1.5%

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – FSA Insured	12/15 at 100.00	AAA		1,550,539

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – FSA Insured	11/16 at 100.00	AAA		7,457,917
6,740	4.500%, 11/01/19 – FSA Insured	11/16 at 100.00	AAA		7,109,554

	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006:
8,715	4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA		9,336,380
420	4.000%, 9/01/14 – FGIC Insured	No Opt. Call	AA		448,913

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A		1,340,160
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A		1,065,740

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
$575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	$591,669
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,151,368
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,203,166
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,257,662

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,306,525
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,003,130
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,158,686
33,900	Total Arkansas			35,981,409
	California – 7.5%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
3,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,400,080
10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	11,302,700

3,845	California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 1994A, 5.000%, 7/01/14 – AMBAC Insured	1/10 at 100.00	A	3,849,268

7,680	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	7,635,610

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	1/10 at 100.00	BBB	1,000,120

6,000	California State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21 (WI/DD, Settling 11/05/09)	7/19 at 100.00	A+	6,258,120

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:
8,075	5.500%, 6/01/14	12/13 at 100.00	A–	8,688,781
3,940	5.500%, 6/01/17	12/13 at 100.00	A–	4,062,573

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
1,810	5.250%, 7/01/11	No Opt. Call	BBB	1,858,164
750	5.250%, 7/01/13	No Opt. Call	BBB	777,773
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB	1,137,288

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	Aa3	9,544,500

	California, Economic Recovery Revenue Bonds, Series 2004A:
10,000	5.250%, 7/01/13	No Opt. Call	A+	10,983,900
7,500	5.250%, 7/01/14	No Opt. Call	A+	8,250,450

10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – NPFG Insured	2/13 at 100.00	A	11,662,532

18,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A	19,310,220

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA	1,133,888

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,500	5.000%, 6/01/17	No Opt. Call	BBB	7,448,325
9,950	4.500%, 6/01/27	6/17 at 100.00	BBB	8,624,461

715	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	773,032

5,000	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	5,420,750

Nuveen Investments	97

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – FSA Insured	7/13 at 100.00	AAA		$5,702,450

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A		10,454,500

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009, 6.125%, 11/01/29	No Opt. Call	A		10,454,500

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/10 at 100.00	A–		6,003,720

	Palomar Pomerado Health $110,000,000 General Obligation Bonds, California, Election of 2004, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AAA		969,755
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AAA		1,050,999
4,075	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AAA		1,899,684

2,005	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	A		2,125,761

100	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.700%, 6/01/11 (ETM)	No Opt. Call	AAA		106,377

8,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – FSA Insured	5/13 at 101.00	AAA		8,570,800

450	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	3/10 at 100.00	Baa3		437,936
177,495	Total California				180,899,017
	Colorado – 2.6%

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		16,886,885

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB		6,423,182

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–		1,025,210
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		1,023,980

10,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+		10,577,400

3,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/16 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	A+		3,046,590

9,915	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		10,120,637

5,775	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(4)	6,478,222

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A		4,969,550

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A		1,647,000
69,245	Total Colorado				62,198,656
	Connecticut – 0.1%

3,450	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/10 at 100.00	BBB		3,439,098

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	District of Columbia – 2.2%

	District of Columbia Hospital Revenue Bonds (Sibley Memorial Hospital Issue) Series 2009:
$420	6.500%, 10/01/20	10/19 at 100.00	A		$477,939
1,715	6.500%, 10/01/23	10/19 at 100.00	A		1,908,486
825	6.500%, 10/01/24	10/19 at 100.00	A		911,972

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
325	5.375%, 5/15/10	No Opt. Call	BBB		328,780
7,090	6.000%, 5/15/11	No Opt. Call	BBB		7,366,652
3,550	5.800%, 5/15/13	5/11 at 101.00	BBB		3,672,546
3,730	5.875%, 5/15/14	5/11 at 101.00	BBB		3,847,644
8,205	6.250%, 5/15/24	5/11 at 101.00	BBB		8,225,677
2,920	6.500%, 5/15/33	No Opt. Call	BBB		2,765,444

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – FSA Insured	No Opt. Call	AAA		11,696,033

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	A+		12,321,996
50,375	Total District of Columbia				53,523,169
	Florida – 6.0%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	A+		5,096,950

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,380	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		12,819,614
33,060	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		33,648,797

5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17	6/12 at 101.00	AAA		5,498,000

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – FSA Insured	7/13 at 101.00	AAA		8,247,424

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	AA+		8,027,625

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	A2		5,543,600

3,675	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/10	No Opt. Call	BBB+		3,717,336

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	A1		4,930,600

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	6,492,153

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,564,917

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – NPFG Insured	No Opt. Call	A		8,341,427

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	A2		10,376,426

21,055	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–		20,979,623

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – FSA Insured	1/15 at 100.00	AAA		6,344,297
138,840	Total Florida				144,628,789

Nuveen Investments	99

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Georgia – 0.5%

$10,000	Appling County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Hatch Plant Project, Series 2006, 4.400%, 7/01/16 (Mandatory put 7/01/11) – AMBAC Insured	7/11 at 100.00	A		$10,374,800

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB–		977,560
11,000	Total Georgia				11,352,360
	Idaho – 0.1%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BBB–		447,242
1,300	5.250%, 9/01/20	9/16 at 100.00	BBB–		1,256,138
1,750	Total Idaho				1,703,380
	Illinois – 7.0%

17,500	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		19,538,575

4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.270%, 12/01/24 (IF)	6/16 at 100.00	AAA		5,239,369

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R	(4)	10,221,666

7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	1/10 at 100.00	AA		7,024,020

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AA–		10,125,400

20,000	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA		21,626,000

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA		7,120,360

1,000	Illinois Development Finance Authority, Adjustable Rate Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB		1,001,670

1,850	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	4/17 at 100.00	Baa2		1,781,217

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB		5,255,550

900	Illinois Health Facilities Authority, Revenue Bonds, Centegra Health System, Series 1998, 5.500%, 9/01/10	3/10 at 100.50	A–		906,327

9,025	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 7.000%, 5/15/22 (Pre-refunded 5/15/10)	5/10 at 101.00	Aaa		9,432,659

	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002:
595	5.125%, 5/15/10 (ETM)	No Opt. Call	Aaa		609,946
600	5.250%, 5/15/12 (ETM)	No Opt. Call	Baa3		661,350

780	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa3		811,255

1,000	Illinois Health Facilities Authority, Revenue Bonds, Methodist Medical Center of Illinois, Series 1998, 5.500%, 11/15/12 – NPFG Insured	11/09 at 100.00	A		1,001,720

3,000	Illinois Health Facilities Authority, Revenue Bonds, Passavant Memorial Hospital Association, Series 2001, 6.000%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	N/R	(4)	3,174,240

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	8/13 at 100.00	AA–		7,937,073

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$10,000	Illinois, General Obligation Bonds, Series 2006A, 5.000%, 6/01/18	No Opt. Call	AA–		$11,025,800

	Kane County, Illinois, Community Unit School District 304 Geneva, General Obligation Bonds, Series 2007:
8,570	9.000%, 1/01/22 – FSA Insured	No Opt. Call	AAA		12,354,683
5,000	9.000%, 1/01/25 – FSA Insured	No Opt. Call	AAA		7,518,350

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – NPFG Insured	6/12 at 101.00	AAA		23,786,370

2,059	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		1,803,684
154,314	Total Illinois				169,957,284
	Indiana – 0.7%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/11 at 100.00	BBB		2,632,170

5,015	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Methodist Hospital of Indiana Inc., Series 1992A, 5.750%, 9/01/11 – AMBAC Insured (ETM)	3/10 at 100.00	N/R	(4)	5,124,227

2,750	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA		2,970,963

1,765	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/09 at 100.00	N/R	(4)	2,154,941

5,815	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17	2/15 at 100.00	BB+		5,282,753
18,345	Total Indiana				18,165,054
	Iowa – 0.6%

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BB+		1,256,383
2,235	5.250%, 7/01/14	No Opt. Call	BB+		2,122,959
4,460	5.250%, 7/01/15	No Opt. Call	BB+		4,119,033
2,000	5.250%, 7/01/16	No Opt. Call	BB+		1,804,920
820	5.000%, 7/01/19	7/16 at 100.00	BB+		676,746

50	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/11 (ETM)	No Opt. Call	AAA		53,137

	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B:
2,475	5.500%, 6/01/12 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		2,664,659
90	5.500%, 6/01/13 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		96,897
1,195	5.500%, 6/01/14 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		1,286,573
14,615	Total Iowa				14,081,307
	Kansas – 0.3%

2,250	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009-III, 5.000%, 11/15/34	11/19 at 100.00	A+		2,187,338

3,825	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		3,868,835
6,075	Total Kansas				6,056,173
	Kentucky – 1.2%

500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(4)	500,075

6,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008A-1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AAA		6,628,492

Nuveen Investments	101

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kentucky (continued)

$20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3		$22,963,750
27,345	Total Kentucky				30,092,317
	Louisiana – 3.7%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006:
11,775	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	A–		12,191,953
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	A–		9,544,320
12,080	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–		12,630,365

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa		12,178,325

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R		1,480,740

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,000	5.000%, 5/15/16	No Opt. Call	A3		2,029,240
5,155	5.000%, 5/15/20	5/17 at 100.00	A3		5,076,129

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,745	5.250%, 5/01/18 – FGIC Insured	5/15 at 100.00	AA		2,969,267
5,500	5.000%, 5/01/24 – FGIC Insured	5/15 at 100.00	AA		5,671,380
7,220	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	AA		7,415,445

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – FSA Insured	12/10 at 100.00	AAA		5,118,729

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A		2,531,856

12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB		11,720,398
88,110	Total Louisiana				90,558,147
	Maryland – 0.0%

910	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/10 at 100.00	Aa2		911,110
	Massachusetts – 5.9%

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA		11,604,500

8,140	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – FSA Insured	7/12 at 100.00	AAA		8,995,433

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
2,465	5.000%, 10/01/17	No Opt. Call	N/R		2,278,030
515	5.000%, 10/01/18	10/17 at 100.00	N/R		453,416

800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 1998B, 5.250%, 7/01/10 – ACA Insured	1/10 at 100.50	BB+		798,928

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	12/09 at 101.00	BBB		1,441,965
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	12/09 at 101.00	BBB		1,732,637

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA		11,600,500

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	AA	(4)	13,822,375

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA	(4)	$7,886,701

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – FSA Insured	12/14 at 100.00	AAA		11,384,600

29,240	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – FSA Insured (5)	No Opt. Call	AAA		34,048,808

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
21,035	5.000%, 12/15/12 – FSA Insured	No Opt. Call	Aa3		23,192,560
12,000	5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aa3		13,397,160
127,060	Total Massachusetts				142,637,613
	Michigan – 5.0%

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – FSA Insured	7/16 at 100.00	AAA		9,734,096

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	BB		6,902,727

10,850	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – NPFG Insured	1/12 at 100.00	A		11,243,747

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		7,547,475

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		6,771,455

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+		1,048,799

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A		1,962,520
3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,429,289

1,250	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R		1,220,625

8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – FSA Insured	6/15 at 100.00	AAA		9,468,505

3,500	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – FSA Insured	10/13 at 100.00	AAA		3,758,790

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B:
16,635	5.750%, 8/15/13	2/10 at 100.00	BB–		16,418,412
41,900	5.500%, 8/15/23	2/10 at 100.00	BB–		35,928,410

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23 (WI/DD, Settling 11/03/09)	11/19 at 100.00	AA+		1,574,670

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	Baa3		1,048,961
1,260	5.500%, 6/01/17	6/16 at 100.00	Baa3		1,206,450
1,330	5.500%, 6/01/18	6/16 at 100.00	Baa3		1,259,337

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A		1,506,794
127,870	Total Michigan				122,031,062
	Minnesota – 1.2%

9,275	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1		10,509,503

Nuveen Investments	103

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,000	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993B, 8.500%, 9/01/19	8/12 at 101.00	A1	$1,133,100

	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
1,050	5.250%, 12/01/10	No Opt. Call	Baa1	1,071,210
3,130	5.250%, 12/01/11	No Opt. Call	Baa1	3,228,157

495	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.800%, 8/01/11 – NPFG Insured	2/10 at 100.00	AA+	496,505

1,355	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AAA	1,490,636

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	Baa1	982,170

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	434,934

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
225	5.000%, 2/01/12	No Opt. Call	N/R	229,059
375	5.000%, 2/01/13	No Opt. Call	N/R	384,353
400	5.000%, 2/01/14	No Opt. Call	N/R	409,344
300	5.000%, 2/01/15	No Opt. Call	N/R	296,841

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BB+	2,543,789

2,685	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA+	3,027,069

3,200	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	N/R	3,294,336
27,635	Total Minnesota			29,531,006
	Mississippi – 0.8%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/10 at 100.00	BBB	8,669,353

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A–	9,883,458
18,800	Total Mississippi			18,552,811
	Missouri – 2.1%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	N/R	1,225,341
3,030	5.000%, 6/01/20	6/17 at 100.00	N/R	2,935,464

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,290	4.250%, 3/01/12	No Opt. Call	BBB+	1,301,365
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,446,219
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,480,094

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,077,009

	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A:
125	5.375%, 11/15/09	No Opt. Call	N/R	125,031
3,650	5.800%, 11/15/17	11/09 at 101.00	N/R	3,448,155

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	A+	$14,005,200

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,630	5.000%, 8/15/12	No Opt. Call	N/R	1,657,808
1,700	5.000%, 8/15/13	No Opt. Call	N/R	1,720,060

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,982,507

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	463,465
49,730	Total Missouri			51,867,718
	Montana – 0.3%

6,250	Montana Health Facility Authority, Healthcare Facility Revenue Bonds, Community Medical Center Inc., Series 1996, 6.375%, 6/01/18	12/09 at 100.00	BB+	6,252,625
	Nevada – 0.3%

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,795	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	Caa2	1,213,002
2,870	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	Caa2	813,415
3,210	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	Caa2	546,599
65	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Caa2	8,868
1,495	0.000%, 1/01/22 – AMBAC Insured	No Opt. Call	Caa2	138,616
1,425	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	Caa2	101,261
1,800	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	Caa2	78,966

1,895	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	11/09 at 102.00	N/R	1,834,682

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	2,631,810
18,555	Total Nevada			7,367,219
	New Hampshire – 0.8%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+	410,524
430	5.000%, 7/01/15	No Opt. Call	BBB+	431,234
445	5.000%, 7/01/16	No Opt. Call	BBB+	441,734

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+	6,067,067

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	Baa3	417,834
1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3	941,140

10,000	New Hampshire Housing Finance Authority, Multifamily Housing Bonds, Series 1994I, 5.600%, 1/01/24 (Alternative Minimum Tax)	6/11 at 100.00	Aaa	10,120,000
18,355	Total New Hampshire			18,829,533
	New Jersey – 5.2%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/13	No Opt. Call	BBB	1,158,499

1,000	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 7.000%, 12/01/29 (Mandatory put 12/03/12) (Alternative Minimum Tax)	No Opt. Call	BBB	1,002,840

Nuveen Investments	105

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
$7,760	5.375%, 6/15/15	No Opt. Call	BBB		$7,900,689
2,270	5.625%, 6/15/19	6/10 at 100.00	BBB		2,264,007

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
1,610	5.500%, 7/01/11 (ETM)	No Opt. Call	N/R	(4)	1,727,256
3,145	5.500%, 7/01/12 (ETM)	No Opt. Call	N/R	(4)	3,476,829

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3		389,008

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
31,175	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	AA–		35,047,868
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	AA–		8,812,081

6,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	AAA		7,027,964

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		110,018
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		110,018
9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		10,672,144
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,684,811
1,415	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,538,275

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
20,765	4.500%, 6/01/23	6/17 at 100.00	BBB		18,666,074
25,000	5.000%, 6/01/29	6/17 at 100.00	BBB		19,206,000
126,685	Total New Jersey				126,794,381
	New Mexico – 0.3%

7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	8,287,648
	New York – 10.1%

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
2,150	5.000%, 11/01/13	11/10 at 100.00	Aa1		2,228,303
1,065	5.000%, 11/01/14	11/10 at 100.00	Aa1		1,103,787

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(4)	17,729,830

900	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.750%, 7/01/15	7/11 at 101.00	Ba1		883,737

10,000	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/11 – FSA Insured	No Opt. Call	AAA		10,644,300

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+		9,047,880

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–		8,009,928

12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–		14,037,000

15,175	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/12 – NPFG Insured	No Opt. Call	A		16,586,427

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A		$10,768,100

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	A		16,677,642

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–		1,942,460

1,835	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		1,781,179

10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		11,249,955

190	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	2/10 at 100.50	AAA		191,630

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		6,141,828

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		5,317,600

21,145	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		23,062,006

1,160	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	BBB		1,155,917

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	10/11 at 100.00	Aa1		15,966,807

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
2,000	5.250%, 6/01/16	6/10 at 100.00	AA–		2,024,800
40,000	5.500%, 6/01/17	6/11 at 100.00	AA–		41,330,395

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
15,000	5.500%, 6/01/17	6/11 at 100.00	AA–		15,498,900
10,000	5.500%, 6/01/18	6/12 at 100.00	AA–		10,484,000

1,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/10 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A		1,025,890
228,850	Total New York				244,890,301
	North Carolina – 2.3%

2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15	1/10 at 101.00	A–		2,547,300

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
20,000	5.375%, 1/01/13	No Opt. Call	A–		21,683,600
11,000	5.125%, 1/01/23	1/13 at 100.00	A–		11,180,730

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	A+		2,077,200

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
7,000	5.500%, 1/01/13	No Opt. Call	A		7,691,950
10,000	5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A		10,459,000

145	Wilmington Housing Authority, North Carolina, First Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10 (ETM)	12/09 at 100.00	A2	(4)	145,924
52,645	Total North Carolina				55,785,704

Nuveen Investments	107

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 2.4%

$3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006A, 5.000%, 1/01/13	No Opt. Call	BBB+	$4,030,372

1,380	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	BBB	1,390,723

34,315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB	30,562,998

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Trust 2456, Series 2008, 17.387%, 6/01/26 (IF)	12/17 at 100.00	AA+	6,221,724

1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–	2,089,067

11,000	Ohio State, General Obligation Bonds, Series 2007, 5.000%, 6/15/15	No Opt. Call	AA+	12,459,040

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–	768,516
805	5.000%, 11/15/16	No Opt. Call	A–	828,699
58,875	Total Ohio			58,351,139
	Oklahoma – 0.6%

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB–	2,424,242

8,375	Oklahoma, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 – FGIC Insured	7/13 at 101.00	AA+	9,203,874

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+	123,223
700	5.250%, 5/15/13	No Opt. Call	BBB+	718,445
790	5.250%, 5/15/14	No Opt. Call	BBB+	809,126
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+	1,063,839
13,530	Total Oklahoma			14,342,749
	Oregon – 0.4%

4,120	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	4,659,596

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A., 5.000%, 11/15/22	5/19 at 100.00	AAA	4,460,080
8,120	Total Oregon			9,119,676
	Pennsylvania – 2.2%

1,655	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–	1,672,013

8,705	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	1/10 at 100.00	BB+	8,710,397

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27 (WI/DD, Settling 11/10/09)	12/19 at 100.00	N/R	3,070,951

1,250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A–	1,197,100

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A2	9,344,850

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	Aa3	10,629,200

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA		$11,320,074

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.013%, 12/01/24	12/17 at 100.00	A		7,469,800
61,290	Total Pennsylvania				53,414,385
	Puerto Rico – 2.9%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A	(4)	4,733,820
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A	(4)	5,586,150

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	A		3,022,590

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	BBB–		10,459,800

11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+		8,110,630

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 5.750%, 7/01/12 – NPFG Insured	No Opt. Call	A		5,338,050

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	A		10,629,200

10,625	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	BBB–		11,270,150

11,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		11,405,680
69,825	Total Puerto Rico				70,556,070
	Rhode Island – 0.3%

6,075	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB		6,125,119
	South Carolina – 0.8%

4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa		4,574,920

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	BBB+		1,476,480
2,000	5.250%, 12/01/24	12/15 at 100.00	BBB+		1,953,100

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1		7,584,773

3,735	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)	5/12 at 100.00	BBB	(4)	3,919,360
17,985	Total South Carolina				19,508,633
	South Dakota – 0.4%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	4/13 at 100.00	BBB+		753,935
800	5.000%, 4/01/18	4/13 at 100.00	BBB+		784,896
840	5.000%, 4/01/19	4/13 at 100.00	BBB+		816,010
820	5.000%, 4/01/20	4/13 at 100.00	A–		791,554

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–		1,027,050

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	11/11 at 101.00	AA–		4,074,120

Nuveen Investments	109

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Dakota (continued)

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
$275	4.500%, 9/01/10	No Opt. Call	A–		$279,186
295	4.500%, 9/01/12	No Opt. Call	A–		302,030
300	4.550%, 9/01/14	No Opt. Call	A–		305,535
9,090	Total South Dakota				9,134,316
	Tennessee – 2.2%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+		739,539
750	5.000%, 7/01/18	7/16 at 100.00	BBB+		758,850

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+		4,828,200

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
12,645	5.000%, 12/01/13 – NPFG Insured	No Opt. Call	AA+		14,181,620
10,000	5.000%, 12/01/15 – NPFG Insured	12/13 at 100.00	AA+		10,938,700

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB		517,115

2,000	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 2002, 5.050%, 9/01/12	No Opt. Call	BBB		2,112,820

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+		1,314,824

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
5,790	5.000%, 9/01/12	No Opt. Call	BB+		6,133,115
11,885	5.250%, 9/01/20	No Opt. Call	BB+		11,729,663
50,685	Total Tennessee				53,254,446
	Texas – 7.1%

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – NPFG Insured	5/13 at 100.00	A+		9,171,272

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA		6,191,760

10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		11,370,400

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
3,290	5.000%, 12/01/09	No Opt. Call	A		3,296,613
1,475	5.250%, 12/01/10	No Opt. Call	A		1,513,070
1,000	5.250%, 12/01/11	No Opt. Call	A		1,039,930
1,150	5.250%, 12/01/12	No Opt. Call	A		1,207,937
1,000	5.250%, 12/01/13	No Opt. Call	A		1,053,440

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	2/10 at 100.00	AAA		7,020,020

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,000	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,815,760
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,117,145

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – FSA Insured	12/11 at 100.00	AAA		10,906,400

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – FSA Insured	12/12 at 100.00	AAA		11,133,300

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–		$1,616,086

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – FSA Insured	10/15 at 100.00	AAA		6,564,949

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 – AMBAC Insured	5/13 at 100.00	A		4,845,363

	Metropolitan Transit Authority, Harris County, Texas, Sales and Use Tax Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA		5,587,200
5,385	5.000%, 11/01/23	11/19 at 100.00	AA		5,832,278
5,660	5.000%, 11/01/24	11/19 at 100.00	AA		6,095,254

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	A+		3,683,018

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2		9,017,234
9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2		9,718,758

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,484,850

5,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–		5,200,900

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 18.006%, 4/01/24 (IF)	4/16 at 100.00	AAA		6,378,700

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 18.723%, 4/01/25 (IF)	4/18 at 100.00	AA+		6,214,453

2,560	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa3		2,661,581

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1		4,583,200
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1		10,248,874

990	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	1,069,655
160,475	Total Texas				171,639,400
	Utah – 0.5%

6,330	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41 (WI/DD, Settling 11/05/09)	8/19 at 100.00	AA+		6,181,751

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.382%, 7/01/21 (IF)	7/18 at 100.00	AAA		1,914,350
2,500	17.382%, 7/01/22 (IF)	7/18 at 100.00	AAA		3,736,150
10,080	Total Utah				11,832,251
	Virgin Islands – 0.2%
6,000	Virgin Islands Public Finance Authority, Revenue Bonds, Refunding Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		5,986,680
	Virginia – 0.4%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A3		2,545,356

555	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 5.375%, 10/15/11	4/10 at 101.00	A3		562,010

Nuveen Investments	111

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virginia (continued)

$5,850	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		$6,135,597
8,775	Total Virginia				9,242,963
	Washington – 2.3%

4,930	Clark County Public Utilities District 1, Washington, Electric Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A1		5,323,661

2,710	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	N/R	(4)	2,829,728

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aaa		5,458,000

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,708,258

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		1,152,781

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AA–		9,741,673

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
320	5.500%, 6/01/12	No Opt. Call	BBB		333,427
5,610	6.500%, 6/01/26	6/13 at 100.00	BBB		5,679,508

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+		14,338,560

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, Trust 2599, 18.520%, 1/01/23 (IF)	1/18 at 100.00	AA+		4,048,877
48,705	Total Washington				54,614,473
	Wisconsin – 3.4%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
150	5.500%, 6/01/10 (ETM)	No Opt. Call	AAA		154,340
100	5.750%, 6/01/12 (ETM)	No Opt. Call	AAA		110,869

4,100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		4,560,471

4,552	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	A3		4,792,801

8,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA–		8,951,342

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		1,784,320

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		2,172,170
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,346,709

6,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		7,460,936

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	BBB+		2,365,613
11,955	5.250%, 8/15/20	8/16 at 100.00	BBB+		11,422,644

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	BBB+		9,394,037

3,545	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	9/11 at 100.00	AA		3,583,641

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

$2,040	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(4)	$2,283,250

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	AA–		10,357,560

10,000	Wisconsin, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA		11,116,400
80,317	Total Wisconsin				82,857,103
$2,308,436	Total Long-Term Investments (cost $2,336,449,075) – 98.2%				2,378,174,725
	Short-Term Investments – 0.6%
	Connecticut – 0.3%

7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 0.200%, 7/01/33 (6)	11/09 at 100.00	A-1+		7,000,000
	Texas – 0.3%

7,000	Red River Authority, Texas, Pollution Control Revenue Bonds, Southwestern Public Service Company, Variable Rate Demand Obligations, Series 1996, 8.500%, 7/01/16 – AMBAC Insured (6)	11/09 at 100.00	A-1+		7,000,000
$14,000	Total Short-Term Investments (cost $14,000,000)				14,000,000
	Total Investments (cost $2,350,449,075) – 98.8%				2,392,174,725
	Other Assets Less Liabilities – 1.2%				29,339,832
	Net Assets – 100%				$2,421,514,557

Investments in Derivatives

Forward Swaps outstanding at October 31, 2009:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$53,000,000	Receive	3-Month USD-LIBOR	4.155%	Semi-Annually	7/23/10	7/23/19	$(1,277,300)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Effective Date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	113

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.1%

	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001:
$3,815	5.500%, 12/01/12	12/11 at 101.00	A–		$3,980,609
250	5.750%, 12/01/17	12/11 at 101.00	A–		255,365

3,630	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa2		3,694,723

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3		1,024,770
1,000	5.000%, 11/15/14	No Opt. Call	A3		1,019,510

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
955	5.000%, 1/01/10	No Opt. Call	BBB		938,030
5,475	5.250%, 1/01/11	No Opt. Call	BBB		4,877,021
1,000	5.250%, 1/01/15	No Opt. Call	BBB		852,520

4,500	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/12 – FSA Insured	2/10 at 100.00	AAA		4,325,625

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	No Opt. Call	BBB		1,514,130

1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, International Paper Company, Series 1998A, 4.750%, 4/01/10	No Opt. Call	BBB		1,004,780

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
925	5.000%, 12/01/11	No Opt. Call	BBB		948,847
745	5.000%, 12/01/12	No Opt. Call	BBB		767,231
570	5.000%, 12/01/13	No Opt. Call	BBB		584,056

8,850	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	A	(4)	10,323,260
35,215	Total Alabama				36,110,477
	Alaska – 0.4%

8,190	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3		7,524,808
	Arizona – 1.3%

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004:
695	5.250%, 5/15/11	No Opt. Call	A–		727,019
1,000	5.250%, 5/15/12	No Opt. Call	A–		1,067,630

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13 (ETM)	No Opt. Call	N/R	(4)	3,438,512
3,000	5.000%, 4/01/15 (ETM)	No Opt. Call	N/R	(4)	3,419,460

10,000	Navajo County, Arizona, Pollution Control Corporation, Pollution Control Revenue Refunding Bonds, Arizona Public Serivce Company, Cholla Project, Series 2009, 5.000%, 6/01/34 (Mandatory put 6/01/12)	No Opt. Call	Baa2		10,348,200

270	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Series 2007, 5.000%, 12/01/16	No Opt. Call	A		268,145

2,900	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		2,823,730
20,945	Total Arizona				22,092,696

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arkansas – 0.4%

	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A:
$1,620	5.500%, 11/01/11	No Opt. Call	Caa1		$1,583,242
3,415	5.500%, 11/01/12	11/11 at 101.00	Caa1		3,258,047

1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	Baa1		1,648,913
6,640	Total Arkansas				6,490,202
	California – 5.9%

9,900	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 – AMBAC Insured	5/12 at 101.00	Aa3		10,846,143

3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/02/14) (WI/DD, Settling 11/12/09)	No Opt. Call	A		3,141,810

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	AAA		1,077,670

7,000	California Health Facilities Financing Authority, Revenue Bonds, St. Joseph Health System, Series 2009c, 5.000%, 7/01/34 (Mandatory put 10/16/14)	No Opt. Call	AA–		7,466,060

1,650	California State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.000%, 7/01/16 (WI/DD, Settling 11/05/09)	No Opt. Call	A+		1,752,416

	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A:
5,000	5.000%, 4/01/14	No Opt. Call	A+		5,421,700
5,000	5.000%, 4/01/16	No Opt. Call	A+		5,359,400

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB		1,037,030

9,650	California, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A		10,475,654

5,000	California, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A		5,331,200

4,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14) (WI/DD, Settling 11/05/09)	No Opt. Call	A+		4,277,680

10,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A		10,727,900

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,505	5.000%, 8/15/12	No Opt. Call	N/R		1,573,041
1,000	5.000%, 8/15/13	No Opt. Call	N/R		1,049,880

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,170	5.000%, 6/01/15	No Opt. Call	BBB		3,217,677
2,640	5.000%, 6/01/16	No Opt. Call	BBB		2,660,513
4,085	4.500%, 6/01/27	6/17 at 100.00	BBB		3,540,796

12,640	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		13,861,109

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
375	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	A–		393,428
965	5.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A–		1,033,380

265	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA		321,813

125	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA		143,525

815	San Bernardino County Transportation Authority, California, Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%, 3/01/10 – FGIC Insured (ETM)	No Opt. Call	N/R	(4)	830,175

Nuveen Investments	115

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
$1,420	5.000%, 9/01/14	No Opt. Call	Baa3	$1,438,758
1,500	5.000%, 9/01/15	No Opt. Call	Baa3	1,499,895

2,700	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2008, 6.750%, 5/01/19 (Mandatory put 5/01/11) (Alternative Minimum Tax)	No Opt. Call	A1	2,862,459
95,405	Total California			101,341,112
	Colorado – 2.3%

2,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C8, 4.100%, 9/01/36 (Mandatory put 11/10/11)	No Opt. Call	AA	3,013,709

2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.000%, 7/01/39 (Mandatory put 11/08/12) (WI/DD, Settling 11/10/09)	No Opt. Call	AA	2,663,700

250	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/11	No Opt. Call	A–	256,870

1,320	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17	6/16 at 100.00	A–	1,353,898

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/11	No Opt. Call	BBB+	509,005

15,800	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – NPFG Insured	No Opt. Call	A	16,644,826

2,450	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – NPFG Insured	No Opt. Call	A	2,761,714

1,600	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	1,526,640

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 0.000%, 6/15/25 (Pre-refunded 6/15/16) – FSA Insured	6/16 at 100.00	AAA	10,585,100
37,320	Total Colorado			39,315,462
	Connecticut – 0.8%

920	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R	828,184

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – FSA Insured	11/12 at 100.00	AAA	11,262,300

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
20	5.500%, 1/01/14 (Alternative Minimum Tax)	1/10 at 100.00	BBB	20,018
1,670	5.500%, 1/01/20 (Alternative Minimum Tax)	1/10 at 100.00	BBB	1,664,723
12,610	Total Connecticut			13,775,225
	Delaware – 0.4%

2,000	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)	No Opt. Call	BBB	2,053,460

2,980	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000D, 5.650%, 7/01/28 (Mandatory put 7/01/10) (Alternative Minimum Tax)	No Opt. Call	BBB	3,039,213

1,215	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2004A, 5.250%, 6/01/10	No Opt. Call	BBB+	1,227,891

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB+	765,834
6,950	Total Delaware			7,086,398

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida – 4.8%

$5,400	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		$5,591,754

	Florida Deparmtent of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,420	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–		4,874,862
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–		7,160,635

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – FSA Insured	No Opt. Call	AAA		9,117,360

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	A+		265,178

750	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	N/R	(4)	827,933

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	573,290

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,723,871

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa1		2,862,729

5,645	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/10 – AMBAC Insured	No Opt. Call	A2		5,879,042

3,860	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/11	No Opt. Call	BBB+		3,947,854

2,000	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Project Series 2006, 2.750%, 10/01/18 (Mandatory put 4/01/10)	No Opt. Call	BBB		1,999,800

2,230	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2008B, 5.250%, 10/01/17 – FSA Insured	No Opt. Call	AAA		2,487,208

	North Brevard County Hospital District Revenue Refunding Bonds, Florida, Series 2008 Parrish Medical Center Project:
1,220	5.000%, 10/01/14	No Opt. Call	A		1,297,189
1,145	5.125%, 10/01/16	No Opt. Call	A		1,214,696

5,000	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Mandatory put 10/01/13)	No Opt. Call	Aa1		5,297,150

1,510	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A	(4)	1,956,190

2,085	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.000%, 12/01/12	No Opt. Call	BBB–		2,077,265

11,740	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	AAA		13,766,676

2,000	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–		2,108,900

5,060	Senior Secured Bonds, Florida, Series 2009A-1, 6.000%, 6/01/16	No Opt. Call	A+		5,433,377

1,800	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R		1,533,960
75,540	Total Florida				81,996,919

Nuveen Investments	117

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Georgia – 2.5%

$3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	A		$3,264,690

5,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 5.050%, 11/01/48 (Mandatory put 1/12/12)	No Opt. Call	A		5,290,400

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,250	5.000%, 4/01/15	No Opt. Call	AA+		1,420,675
1,425	5.000%, 4/01/17	No Opt. Call	AA+		1,634,717

1,000	Development Authority of DeKalb County, Georgia, Refunding Revenue Bonds Robert W. Woodruff Arts Center, Inc. Project, Series 2009A Development Authority of Fulton County Refunding Revenue Bonds (Robert W. Woodruff Arts Center, Inc. Project) Serive 2009B, 5.000%, 3/15/16	No Opt. Call	A2		1,078,130

	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V:
3,985	6.500%, 1/01/12 – FGIC Insured	No Opt. Call	A+		4,157,630
350	6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A1		407,768

900	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/13 – AMBAC Insured	No Opt. Call	A+		984,249

2,000	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA		2,110,740

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA		13,205,078

210	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa3		242,384

7,500	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A		8,385,675

125	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.400%, 11/01/11 – NPFG Insured (ETM)	No Opt. Call	A	(4)	132,326
38,185	Total Georgia				42,314,462
	Hawaii – 0.3%

3,750	Hawaii State, General Obligation Bonds, Series 2008, Trust 3215, 17.804%, 5/01/16 (IF)	No Opt. Call	AA		5,780,625
	Illinois – 4.7%

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–		999,110

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A		5,236,950

6,475	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA		7,162,516

3,670	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA		4,277,532

1,544	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AAA		1,620,243

1,095	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.750%, 5/15/14 – NPFG Insured	5/10 at 100.00	A		1,101,625

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:
1,135	5.000%, 11/15/11 – SYNCORA GTY Insured	No Opt. Call	A–		1,213,985
1,030	5.000%, 11/15/12 – SYNCORA GTY Insured	No Opt. Call	A–		1,124,441

1,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A+		1,037,210

2,500	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 3.375%, 7/01/25 (Mandatory put 2/03/14)	No Opt. Call	Aa1		2,578,075

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,000	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corporation Guaranteed Solid Waste Disposal Revenue Bonds, Prairie Power, Inc. Project, Series 2008A, 3.250%, 7/01/42 (Mandatory put 5/20/10)	No Opt. Call	A	$5,017,150

2,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 3.875%, 11/01/30 (Mandatory put 5/01/12)	No Opt. Call	AA	2,041,740

3,475	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	11/09 at 100.00	AA	3,476,842

2,000	Illinois Finance Authority, Revenue Bonds, Monarch Landing Inc. Facility, Series 2007A, 5.500%, 12/01/13	No Opt. Call	N/R	1,000,000

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
1,785	5.250%, 11/15/09	No Opt. Call	A	1,786,892
2,540	5.250%, 11/15/10	No Opt. Call	A	2,603,043

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,412,292

1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/13	No Opt. Call	Baa3	1,003,500

1,300	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa3	1,352,091

6,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/13 (WI/DD, Settling 11/02/09)	No Opt. Call	Baa1	6,180,360

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,349,290

3,500	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – NPFG Insured	No Opt. Call	AAA	3,743,705

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
1,860	0.550%, 12/15/13	No Opt. Call	AAA	1,794,900
1,000	0.650%, 12/15/16	12/14 at 100.00	AAA	921,000

1,032	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	904,032

7,775	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3	9,532,383

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA+	8,429,341
76,131	Total Illinois			80,900,248
	Indiana – 2.6%

7,130	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	7,755,729

11,065	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	Aa1	11,326,355

3,000	Indiana Health Facility Financing Authority Revenue Bonds, Series 2005A-5 Ascension Health Subordinate Credit Group, 5.000%, 11/01/27 (Mandatory put 8/01/13)	No Opt. Call	Aa2	3,267,630

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+	1,032,590

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	2,878,330

Nuveen Investments	119

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

$4,000	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988 Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa1		$4,289,320

6,000	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	AA		6,446,100

5,805	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	AAA		7,051,914
41,500	Total Indiana				44,047,968
	Iowa – 0.5%

145	City of Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		165,958

3,000	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2009F, 5.000%, 8/15/39 (Mandatory put 8/15/12)	No Opt. Call	Aa3		3,219,900

930	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2009, 5.000%, 8/15/12 – AGC Insured	No Opt. Call	Aa2		1,002,410

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
500	5.000%, 6/01/17	No Opt. Call	AA		566,300
3,000	5.000%, 6/01/18	No Opt. Call	AA		3,388,110

395	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		421,730
7,970	Total Iowa				8,764,408
	Kansas – 0.3%

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:
1,000	5.250%, 11/15/11	No Opt. Call	A2		1,048,280
650	5.250%, 11/15/14	No Opt. Call	A2		698,042

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA		4,070,056
5,315	Total Kansas				5,816,378
	Kentucky – 2.0%

8,500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(4)	8,501,275

6,386	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University Project, Refunding and Improvement Series 2006, 5.200%, 8/01/22 (Pre-refunded 6/27/12)	6/12 at 102.00	AAA		7,005,970

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA–		17,006,306

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – FSA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		2,469,738
32,516	Total Kentucky				34,983,289
	Louisiana – 0.6%

415	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 8.500%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa		511,952

1,405	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	No Opt. Call	A+		1,533,010

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15	No Opt. Call	N/R		2,378,376

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
$585	5.000%, 1/01/14 – NPFG Insured	No Opt. Call	A	$626,950
265	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A	269,473

5,000	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 7.000%, 12/01/38 (Mandatory put 12/01/11)	12/11 at 100.00	BBB	5,359,350
10,370	Total Louisiana			10,679,111
	Maryland – 2.4%

6,235	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,288,279

1,755	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.000%, 8/15/10	No Opt. Call	A2	1,796,172

2,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 4.500%, 1/01/13	No Opt. Call	BBB–	2,393,640

565	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	663,050

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,784,150
5,000	5.000%, 7/15/17	No Opt. Call	AAA	5,812,250
5,000	5.000%, 7/15/18	No Opt. Call	AAA	5,821,950

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	11,540,500
35,905	Total Maryland			41,099,991
	Massachusetts – 5.0%

3,825	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA	4,384,177

1,410	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	1,262,162

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	12/09 at 101.00	BBB	833,360

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:
5,000	5.500%, 1/01/10 – NPFG Insured	No Opt. Call	A	5,018,350
285	5.500%, 1/01/11 – NPFG Insured	No Opt. Call	A	291,792
5,100	5.625%, 1/01/12 – NPFG Insured	No Opt. Call	A	5,302,572
625	5.625%, 1/01/14 – NPFG Insured	1/12 at 101.00	A	646,325

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E:
545	5.250%, 10/01/10 – RAAI Insured	No Opt. Call	BBB+	555,028
1,625	5.000%, 10/01/11 – RAAI Insured	No Opt. Call	BBB+	1,664,049

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,000	5.000%, 11/15/15	No Opt. Call	AAA	2,310,640
2,000	5.000%, 11/15/16	No Opt. Call	AAA	2,321,400
1,500	5.000%, 11/15/17	No Opt. Call	AAA	1,747,995
1,000	5.000%, 11/15/18	No Opt. Call	AAA	1,166,740

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA	11,563,200

5,000	Massachusetts, Federal Highway Grant Anticipation Notes, Series 2000A, 5.750%, 12/15/12 – FSA Insured	12/10 at 100.00	Aa3	5,252,450

Nuveen Investments	121

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – FSA Insured	No Opt. Call	AAA		$15,107,319

8,555	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	9,563,806

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aa3		5,582,150

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA		2,630,177
2,420	4.000%, 8/15/16	No Opt. Call	AA		2,619,892
2,420	4.000%, 8/15/17	No Opt. Call	AA		2,604,017
2,420	4.000%, 8/15/18	No Opt. Call	AA		2,590,828
76,935	Total Massachusetts				85,018,429
	Michigan – 2.5%

2,690	Kent Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Butterworth Hospital, Series 1993A, 7.250%, 1/15/13 – NPFG Insured	No Opt. Call	AA		2,911,979

2,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/12 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	2,177,480

5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 1999B-4, 3.750%, 11/15/33 (Mandatory put 3/15/12)	No Opt. Call	Aa1		5,180,300

6,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA		5,987,400

1,885	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/17	No Opt. Call	A+		1,934,858

115	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/17 (Pre-refunded 10/15/11)	10/11 at 100.00	A+	(4)	125,569

5,515	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – FSA Insured	No Opt. Call	AAA		5,987,249

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	3,394,140

6,000	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20 (WI/DD, Settling 11/03/09)	11/19 at 100.00	AA+		6,435,360

7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detriot Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	A–		7,282,660

1,605	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	AA–		1,751,601
40,810	Total Michigan				43,168,596
	Minnesota – 1.2%

4,863	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AAA		5,082,005

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2		1,372,575

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
1,940	5.000%, 8/01/16	No Opt. Call	AAA		2,239,963
4,000	4.500%, 8/01/17	No Opt. Call	AAA		4,500,160
4,000	4.500%, 8/01/18	No Opt. Call	AAA		4,491,760

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,000	5.000%, 1/01/14	No Opt. Call	AAA		1,098,370
1,000	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AAA		1,100,100
1,000	5.000%, 1/01/16	No Opt. Call	AAA		1,100,600
19,053	Total Minnesota				20,985,533

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Mississippi – 0.7%

$5,000	Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds, Series 2000B-3, 5.450%, 3/01/10 (Alternative Minimum Tax)	No Opt. Call	B3		$4,695,000

4,310	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	No Opt. Call	AA		4,555,799

2,660	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB–		2,778,131
11,970	Total Mississippi				12,028,930
	Missouri – 0.4%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,355	5.000%, 4/01/12	No Opt. Call	N/R		1,413,983
500	5.000%, 4/01/13	No Opt. Call	N/R		523,025

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B:
215	5.000%, 11/01/09	No Opt. Call	N/R		215,009
300	5.000%, 11/01/11	No Opt. Call	N/R		303,186

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2:
2,000	4.000%, 7/01/10	No Opt. Call	A		2,031,540
2,940	4.000%, 7/01/11	No Opt. Call	A		3,022,349
7,310	Total Missouri				7,509,092
	Montana – 0.0%

100	Montana State University, General Revenue Bonds, Refunding Series 2006K, 4.000%, 11/15/09 – AMBAC Insured	No Opt. Call	A+		100,131
	Nebraska – 0.9%

2,540	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/09	No Opt. Call	Aa3		2,542,819

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2009:
2,915	3.000%, 1/15/16	No Opt. Call	AAA		2,994,871
3,475	3.000%, 1/15/17	No Opt. Call	AAA		3,540,504
3,220	3.000%, 1/15/18	No Opt. Call	AAA		3,245,857
2,520	3.000%, 1/15/19	No Opt. Call	AAA		2,502,083
14,670	Total Nebraska				14,826,134
	Nevada – 0.7%

	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002:
295	5.750%, 9/01/10	No Opt. Call	BBB		300,519
535	6.000%, 9/01/13	9/12 at 101.00	BBB		561,055

	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002:
240	5.750%, 9/01/10 (ETM)	No Opt. Call	BBB	(4)	250,032
435	6.000%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB	(4)	493,808

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
500	0.000%, 1/01/10 – AMBAC Insured	No Opt. Call	Caa2		435,395
1,000	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	Caa2		433,990
345	0.000%, 1/01/14 – AMBAC Insured	No Opt. Call	Caa2		84,432
5,000	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	Caa2		979,600
65	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	Caa2		11,068
1,220	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Caa2		166,445

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – FSA Insured	No Opt. Call	AAA		7,599,737
16,695	Total Nevada				11,316,081

Nuveen Investments	123

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey – 5.0%

$250	Atlantic County Utilties Authority, New Jersey, Sewer Revenue Refunding Bonds, Series 2009, 4.000%, 1/15/10 – AGC Insured	No Opt. Call	N/R		$251,558

1,570	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB–		1,194,158

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
5,500	5.000%, 6/15/12 – FGIC Insured	No Opt. Call	BBB		5,636,895
6,555	5.000%, 6/15/13 – FGIC Insured	No Opt. Call	BBB		6,682,954
550	5.625%, 6/15/19	6/10 at 100.00	BBB		548,548

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	AA–		2,215,220
2,325	5.000%, 9/01/14	No Opt. Call	AA–		2,589,260

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – FSA Insured	No Opt. Call	AAA		4,193,561

4,820	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AAA		5,170,462

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A:
2,035	5.800%, 6/01/10 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Aaa		2,081,215
2,250	5.900%, 6/01/11 – NPFG Insured (Alternative Minimum Tax)	6/10 at 101.00	Aaa		2,319,368

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa		497,457

15	New Jersey Highway Authority, Senior Revenue Refunding Bonds, Garden State Parkway, Series 1992, 6.200%, 1/01/10 (ETM)	No Opt. Call	AAA		15,128

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – FSA Insured	No Opt. Call	AAA		5,592,400

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	AAA		5,808,900

79	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	Aaa		85,563

655	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AAA		725,616

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
2,895	6.500%, 1/01/16	No Opt. Call	A+		3,429,417
290	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+		343,534

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
75	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		91,117
180	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	221,557
2,920	6.500%, 1/01/16 – FSA Insured (ETM)	No Opt. Call	Aa3	(4)	3,383,871
1,180	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		1,373,260
100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		115,886
950	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	1,105,591

2,385	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	No Opt. Call	AAA		2,644,488

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	N/R		2,751,683

6,430	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		6,990,182

3,290	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		3,729,807

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$3,000	4.250%, 6/01/11	No Opt. Call	BBB		$3,039,900
3,375	5.000%, 6/01/14	No Opt. Call	BBB		3,462,379
2,000	5.000%, 6/01/15	No Opt. Call	BBB		2,030,080
5,360	4.500%, 6/01/23	6/17 at 100.00	BBB		4,818,211
79,779	Total New Jersey				85,139,226
	New Mexico – 1.3%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,460	5.000%, 11/01/11 – CIFG Insured	No Opt. Call	BBB+		2,591,413
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	BBB+		2,769,824
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+		2,912,195

1,475	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico-San Juan Project, Series 1996C, 6.300%, 12/01/16	1/10 at 100.00	Baa3		1,475,634

	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
2,710	4.800%, 8/01/10	No Opt. Call	AA–		2,771,327
3,505	4.900%, 8/01/11	No Opt. Call	AA–		3,677,446

1,235	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa		1,483,396

2,055	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Hunter’s Ridge Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,157,236

2,000	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Sombra del Oso Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,099,500
20,750	Total New Mexico				21,937,971
	New York – 7.7%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A		512,860

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/11	No Opt. Call	Ba1		993,640

1,385	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.250%, 7/01/10 – RAAI Insured	1/10 at 100.00	BBB–		1,403,351

3,260	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2000B, 6.250%, 8/15/15	8/12 at 100.00	AAA		3,529,700

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	A1		1,689,885
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	A1		1,940,206

2,095	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11	No Opt. Call	AA–		2,292,119

1,100	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11 (ETM)	No Opt. Call	AA–	(4)	1,140,117

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:
985	5.500%, 7/01/12	No Opt. Call	Baa1		1,020,992
1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,080,092

5,525	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – FSA Insured (ETM)	No Opt. Call	AAA		6,274,687

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		1,118,580

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		3,826,340

Nuveen Investments	125

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$3,275	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	$3,178,944

10,000	New York City, New York, General Obligation Bonds, Fiscal 2009 Series C, 5.000%, 8/01/17	No Opt. Call	AA	11,035,300

	New York City, New York, General Obligation Bonds, Fiscal Series 2003A:
2,880	5.500%, 8/01/10	No Opt. Call	AA	2,988,202
2,000	5.000%, 8/01/10	No Opt. Call	AA	2,067,980

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA	5,513,000

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	A	7,294,968

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	A	2,036,500

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–	5,206,150
5,000	4.000%, 4/01/17	No Opt. Call	AA–	5,155,400
5,000	5.000%, 4/01/18	No Opt. Call	AA–	5,447,500

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
7,000	5.500%, 6/01/15	6/10 at 100.00	AA–	7,107,030
100	5.500%, 6/01/16	6/10 at 100.00	AA–	101,366
135	5.500%, 6/01/19	6/13 at 100.00	AA–	143,286
465	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	487,246
1,315	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	1,373,425
2,185	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	2,277,185

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
5,000	5.500%, 6/01/17	6/11 at 100.00	AA–	5,166,300
8,000	5.500%, 6/01/20	6/13 at 100.00	AA–	8,443,680
1,065	5.500%, 6/01/21	6/13 at 100.00	AA–	1,120,785

4,720	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2008A, 5.000%, 6/01/11	No Opt. Call	AA–	5,001,454

4,630	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 6.500%, 1/01/11 – FSA Insured	No Opt. Call	AAA	4,933,126

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
3,295	5.000%, 12/15/15	No Opt. Call	AAA	3,731,423
3,000	5.000%, 12/15/16	No Opt. Call	AAA	3,393,750
1,000	5.000%, 12/15/17	No Opt. Call	AAA	1,129,760

5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA	5,555,450

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa2	1,465,095

470	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R	456,215

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$735	Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series 1990E, 7.250%, 1/01/10	No Opt. Call	AA–	$743,107

1,875	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 4.750%, 6/01/22	6/16 at 100.00	BBB	1,787,700

100	Westchester County, New York, General Obligation Bonds, Series 1999, 5.125%, 11/01/09	No Opt. Call	AAA	100,013

250	Westchester County, New York, General Obligation Bonds, Series 2001F, 3.750%, 11/01/09	No Opt. Call	AAA	250,025

420	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R	407,681
124,360	Total New York			131,921,615
	North Carolina – 3.0%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	AA–	3,389,370
2,000	5.000%, 3/01/17	No Opt. Call	AA–	2,264,520
2,000	5.000%, 3/01/18	No Opt. Call	AA–	2,261,660

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+	6,207,025
3,000	5.000%, 3/01/18	No Opt. Call	AA+	3,385,470

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	AA+	1,572,120
1,500	3.000%, 6/01/15	No Opt. Call	AA+	1,554,330
1,500	3.000%, 6/01/16	No Opt. Call	AA+	1,535,625
1,500	3.000%, 6/01/17	No Opt. Call	AA+	1,520,040

50	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 4.250%, 1/01/10 – AGC Insured	No Opt. Call	AAA	50,282

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	A–	4,276,240

7,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10	No Opt. Call	A–	7,055,090

4,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/11	No Opt. Call	A	4,708,305

	North Carolina, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,153,130
5,000	5.000%, 5/01/20	5/19 at 100.00	AA+	5,706,900
3,000	5.000%, 5/01/21	5/19 at 100.00	AA+	3,390,900

500	Randolph County, North Carolina, Certificates of Participation, Series 2007, 4.250%, 2/01/10 – AMBAC Insured	No Opt. Call	A1	504,280
46,550	Total North Carolina			50,535,287
	North Dakota – 0.5%

1,000	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	A1	1,071,480

6,925	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	Baa2	6,857,966
7,925	Total North Dakota			7,929,446
	Ohio – 2.6%

2,385	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AAA	2,543,555

Nuveen Investments	127

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
$2,845	5.000%, 6/01/14	No Opt. Call	BBB	$2,918,657
1,935	5.000%, 6/01/16	No Opt. Call	BBB	1,950,035
1,245	5.000%, 6/01/17	No Opt. Call	BBB	1,236,422

5,770	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB	5,139,108

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
3,000	5.500%, 1/01/11	No Opt. Call	Aa2	3,149,670
2,000	5.500%, 1/01/12	No Opt. Call	Aa2	2,164,280

	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A:
1,140	5.500%, 8/15/11	No Opt. Call	A	1,166,630
845	5.500%, 8/15/12	No Opt. Call	A	871,525

770	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	2/10 at 100.00	BBB+	770,762

3,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38 (Mandatory put 6/01/14)	No Opt. Call	A3	3,038,700

4,000	Ohio Air Quality Development Authority, Ohio, Air Quality Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E. Non-AMT, 5.625%, 10/01/19	No Opt. Call	BBB–	4,006,120

200	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	226,360

5,000	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 5.000%, 7/01/21 (Mandatory put 1/04/10) (Alternative Minimum Tax)	No Opt. Call	BBB	5,011,950

235	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2004, 5.000%, 12/01/10	No Opt. Call	AAA	246,494

180	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10 (Alternative Minimum Tax)	No Opt. Call	AA–	181,039

	State of Ohio Hospital Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
675	5.000%, 1/01/17	No Opt. Call	Aa2	724,066
500	5.000%, 1/01/18	No Opt. Call	Aa2	537,775

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+	2,260,060

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	Aa2	2,462,069
2,580	5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa2	2,860,240

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	846,530
43,755	Total Ohio			44,312,047
	Oklahoma – 1.2%

1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA	2,124,359

1,040	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007, 5.350%, 7/01/17	No Opt. Call	N/R	956,935

3,750	Tulsa, Oklahoma, Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	A	4,204,575

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma (continued)

$12,625	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured	No Opt. Call	A		$14,106,544
19,350	Total Oklahoma				21,392,413
	Oregon – 0.1%

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A., 5.000%, 11/15/22	5/19 at 100.00	AAA		1,115,020
	Pennsylvania – 6.7%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
360	4.150%, 2/15/11	No Opt. Call	Baa3		358,916
755	4.200%, 2/15/12	No Opt. Call	Baa3		749,753
785	4.300%, 2/15/13	No Opt. Call	Baa3		771,490
1,480	4.375%, 2/15/14	No Opt. Call	Baa3		1,443,740

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa2		1,742,593
1,800	5.000%, 5/01/13	No Opt. Call	Baa2		1,829,268
1,890	5.000%, 5/01/14	No Opt. Call	Baa2		1,910,790
1,985	5.000%, 5/01/15	No Opt. Call	Baa2		1,978,112

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008C, 5.000%, 6/15/18	No Opt. Call	Aa3		5,305,250

25	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA		27,783

2,000	Allegheny County, Pennsylvania, Revenue Refunding Bonds, Greater Pittsburgh International Airport, Series 1999, 5.625%, 1/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	A		2,008,760

800	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–		808,224

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – NPFG Insured (ETM)	No Opt. Call	AA	(4)	1,155,046

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
100	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+		102,472
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+		18,745
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+		205,758
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+		71,973

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A:
3,170	4.750%, 12/01/19 – RAAI Insured	12/12 at 100.00	BBB+		2,959,702
50	5.000%, 12/01/26 – RAAI Insured	12/12 at 100.00	BBB+		44,601

5,015	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	1/10 at 100.00	BB+		5,018,109

185	Delaware River Port Authority, Pennsylvania and New Jersey, Series 1972 Revenue Bonds,, 6.500%, 1/15/11 (ETM)	1/10 at 100.00	AAA		193,612

3,525	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	11/13 at 100.00	Baa2		3,340,502

2,710	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19 (WI/DD, Settling 11/10/09)	No Opt. Call	N/R		2,675,746

Nuveen Investments	129

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority Health System Revenue Bonds Albert Einstein Healthcare Network Issue, Series 2009A:
$2,000	5.000%, 10/15/10	No Opt. Call	A3	$2,032,400
2,000	5.000%, 10/15/11	No Opt. Call	A3	2,047,780
3,000	5.000%, 10/15/12	No Opt. Call	A3	3,084,630
2,000	5.000%, 10/15/13	No Opt. Call	A3	2,048,380
3,000	5.250%, 10/15/14	No Opt. Call	A3	3,089,400
3,000	5.250%, 10/15/15	No Opt. Call	A3	3,062,010

6,000	Pennsylvania Economic Development Financing Authority, Pollution Control Revenue Bonds, PPL Electric Utilities Corporation, Refunding Series 2008, 4.850%, 10/01/23 (Mandatory put 10/01/10)	No Opt. Call	A–	6,100,260

4,000	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	1/10 at 100.00	CC	2,601,720

3,010	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny Delaware Valley Obligated Group, Series 1996A, 5.600%, 11/15/09 – NPFG Insured	No Opt. Call	A	3,010,211

	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009B:
2,500	4.000%, 6/01/13	No Opt. Call	A2	2,633,175
4,000	5.000%, 6/01/14	No Opt. Call	A2	4,366,280
4,000	5.000%, 6/01/15	No Opt. Call	A2	4,353,560
4,000	5.000%, 6/01/16	No Opt. Call	A2	4,349,120

15,000	Pennsylvania, General Obligation Bonds, Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA	17,448,300

3,415	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	Aaa	4,192,800

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	11/09 at 100.00	BBB	3,001,080

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
2,324	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa	2,691,355
550	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	638,363

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A:
4,225	5.000%, 9/01/11 – NPFG Insured	No Opt. Call	A	4,370,847
2,750	5.000%, 9/01/12 – NPFG Insured	No Opt. Call	A	2,874,410

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	AA	2,884,250
110,934	Total Pennsylvania			115,601,276
	Rhode Island – 0.4%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	1,884,640

4,810	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB	4,849,683
6,810	Total Rhode Island			6,734,323
	South Carolina – 1.4%

1,980	Charleston County, South Carolina, Revenue Bonds, CareAlliance Heath Services, Series 2004A, 5.000%, 8/15/10	No Opt. Call	A–	2,017,640

7,110	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	7,384,730

7,215	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.250%, 12/01/09	No Opt. Call	AA	7,241,551

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

$1,325	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	A+		$1,439,838

1,950	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+		2,091,746

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 5.250%, 8/01/11	No Opt. Call	BBB+		2,050,220

1,000	South Carolina JOBS-Economic Development Authority, Residential Care Facilities First Mortgage Revenue Bonds, South Carolina Episcopal Home at Still Hopes, Series 2004A, 6.000%, 5/15/17	5/11 at 100.00	N/R		1,002,580
22,580	Total South Carolina				23,228,305
	South Dakota – 0.3%

3,940	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA		4,459,253
	Tennessee – 1.7%

1,500	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/10 – SYNCORA GTY Insured	No Opt. Call	A2		1,536,705

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+		548,006
695	5.000%, 7/01/14	No Opt. Call	BBB+		725,198

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15 (WI/DD, Settling 11/05/09)	No Opt. Call	AA		2,145,340
5,000	5.000%, 9/01/16 (WI/DD, Settling 11/05/09)	No Opt. Call	AA		5,358,000

1,350	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002, 6.250%, 9/01/10 (ETM)	No Opt. Call	N/R	(4)	1,413,950

	Tennessee State, General Obligation Bonds, Series 2009A:
7,500	5.000%, 5/01/17	No Opt. Call	AA+		8,665,575
1,000	5.000%, 5/01/19	5/17 at 100.00	AA+		1,134,340

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,000	5.000%, 9/01/11	No Opt. Call	BB+		1,052,740
4,175	5.000%, 9/01/13	No Opt. Call	BB+		4,380,953
250	5.000%, 9/01/14	No Opt. Call	BB+		261,888
200	5.250%, 9/01/18	No Opt. Call	BB+		201,956

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A		1,458,556
26,590	Total Tennessee				28,883,207
	Texas – 7.8%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – SYNCORA GTY Insured	No Opt. Call	Baa3		2,277,912

5,000	Austin, Texas, Combined Utility System Revenue Bonds, Series 1992A, 0.000%, 11/15/11 – NPFG Insured	No Opt. Call	A1		4,867,000

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA		3,095,880

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CCC		2,890,840

2,735	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984, 9.375%, 10/01/13 – NPFG Insured (ETM)	4/10 at 100.00	Aaa		3,227,245

Nuveen Investments	131

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$100	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984, 9.375%, 10/01/13 (ETM) – NPFG Insured	No Opt. Call	Aaa		$118,727

365	Dallas, Texas, Certificates of Obligation, Series 2008, 5.000%, 2/15/18	2/10 at 100.00	AA+		365,580

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007:
5,000	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA		5,642,250
6,700	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		7,618,168

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Methodist Hospital System, Series 2009A-B:
3,000	5.000%, 12/01/28 (Mandatory put 6/01/12)	No Opt. Call	AA		3,236,160
5,000	5.000%, 12/01/41 (Mandatory put 6/01/13)	No Opt. Call	AA		5,455,400

7,500	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.000%, 5/15/34 (Mandatory put 5/15/11)	5/11 at 100.00	AA		7,850,100

11,500	Houston, Texas, General ObligationPublic Improvement Refunding Bonds, Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA		12,793,383

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
1,300	5.000%, 7/01/15	No Opt. Call	AA–		1,433,861
1,100	5.000%, 7/01/16	No Opt. Call	AA–		1,206,590

3,050	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2001A, 5.000%, 7/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	A		3,122,346

605	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 4.125%, 8/15/10	No Opt. Call	BBB–		608,213

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB		2,127,920

10,000	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008H, 5.000%, 1/01/42 (Mandatory put 1/01/13)	No Opt. Call	A2		10,544,200

3,000	North Texas Tollway Authority, System Revenue Bonds, Series 2009, 3.000%, 1/01/11	No Opt. Call	A2		3,031,680

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA		10,789,500

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,484,850

8,420	Texas A&M University Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	AA+		9,480,162

5,290	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 0.530%, 12/15/09	No Opt. Call	A		5,219,908

6,465	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		7,321,613

2,250	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	AA+		2,582,145

5,000	Texas State, Transportation Commission Highway Fund Revenue Bonds, Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,464,250

4,000	Titus County Fresh Water Supply District 1, Texas, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2008, 4.500%, 7/01/11	No Opt. Call	BBB		4,121,280

1,220	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.200%, 5/15/11	No Opt. Call	Baa3		1,266,872

1,185	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	1,280,345
126,020	Total Texas				134,524,380

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands – 1.0%

	Revenue and Refunding Bonds, Virgin Islands Matching Fund Loan Notes:
$2,500	5.000%, 10/01/14	No Opt. Call	BBB	$2,657,600
4,455	5.000%, 10/01/15	No Opt. Call	BBB	4,684,744

500	University of the Virgin Islands, Revenue Bonds, Series 1999A, 5.400%, 12/01/09 – ACA Insured	No Opt. Call	N/R	500,375

	Virgin Islands Public Finance Authority, Revenue Bonds, Refunding Series 2009B:
4,375	5.000%, 10/01/16	No Opt. Call	BBB	4,564,438
4,000	5.000%, 10/01/17	No Opt. Call	BBB	4,131,840
15,830	Total Virgin Islands			16,538,997
	Virginia – 1.2%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/12	No Opt. Call	BBB	407,292
400	4.000%, 9/01/13	No Opt. Call	BBB	406,100
400	4.000%, 9/01/14	No Opt. Call	BBB	398,244
400	4.125%, 9/01/15	No Opt. Call	BBB	392,056

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,167,420

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:
2,000	5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–	2,184,100
2,000	5.000%, 11/01/35 (Mandatory put 12/01/11)	No Opt. Call	A–	2,097,480

1,640	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,720,065

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/15	No Opt. Call	Aa1	1,708,350

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/10 at 100.50	BBB–	1,755,250

8,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	9,102,400
19,490	Total Virginia			21,338,757
	Washington – 1.8%

6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 – SYNCORA GTY Insured	No Opt. Call	Aaa	6,468,720

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	9,788,775

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2010B, 5.000%, 8/01/15	No Opt. Call	AA+	11,738,846

2,700	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	3,094,659
27,795	Total Washington			31,091,000
	West Virginia – 0.1%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB	2,081,780
	Wisconsin – 2.1%

30	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA	33,261

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
2,565	6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	2,853,075

Nuveen Investments	133

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)
$7,570	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		$8,271,815
5,520	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		6,192,226

3,820	Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2009 (Aurora Health Care, Inc.), 4.750%, 8/15/25 (Mandatory put 8/15/16)	No Opt. Call	A3		3,797,424

100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, FH Healthcare Development Inc., Series 1999, 5.625%, 11/15/09 (ETM)	No Opt. Call	N/R	(4)	100,217

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001:
1,000	5.625%, 10/01/10	No Opt. Call	AA–		1,043,350
1,100	5.625%, 10/01/11	No Opt. Call	AA–		1,187,043

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 6.500%, 2/15/12	No Opt. Call	BBB+		1,320,350

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
450	5.000%, 2/15/12	No Opt. Call	BBB+		463,266
400	5.000%, 2/15/13	No Opt. Call	BBB+		413,172
350	5.000%, 2/15/14	No Opt. Call	BBB+		361,606
500	5.000%, 2/15/15	No Opt. Call	BBB+		512,640

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
4,000	5.000%, 8/15/14	No Opt. Call	BBB+		3,969,480
1,300	5.250%, 8/15/18	8/16 at 100.00	BBB+		1,255,514

245	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	BBB+		244,664

2,230	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 1999C, 4.800%, 9/01/12	4/11 at 100.00	AA		2,256,805

2,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–		2,225,620
34,430	Total Wisconsin				36,501,528
$1,477,888	Total Long-Term Investments (cost $1,542,159,333) – 91.6%				1,570,338,536
	Short-Term Investments – 6.7%

	California – 0.5%

3,210	Los Angeles Unified School District, California, Certificates of Participation, Administration Building Project III, Variable Rate Demand Obligations, Refunding Series 2008B, 0.180%, 10/01/31 (5)	3/10 at 100.00	A-1		3,210,000

3,500	San Jose Financing Authority, California, Lease Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007, 0.200%, 6/01/14 – AMBAC Insured (5)	No Opt. Call	A-1+		3,500,000

1,500	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2478Z, 0.260%, 7/01/14 – FSA Insured (5)	No Opt. Call	VMIG-1		1,500,000
8,210	Total California				8,210,000
	Connecticut 0.7%

4,535	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.250%, 7/01/37 (5)	11/09 at 100.00	VMIG-1		4,535,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.200%, 7/01/15 (5)	No Opt. Call	A-1+		7,730,000
12,265	Total Connecticut				12,265,000
	Illinois – 0.3%

6,100	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Variable Rate Demand Obligations, Series 2005B, 0.300%, 5/15/35 (5)	12/09 at 100.00	VMIG-1		6,100,000

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 0.5%

$3,715	Palm Beach County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, Putters Trust 2089, 0.310%, 8/01/14 –FSA Insured (5)	No Opt. Call	A-1+	$3,715,000

4,760	Pinellas County, Florida, Sewer Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2917Z, 0.310%, 4/01/12 – FSA Insured (5)	No Opt. Call	N/R	4,760,000
8,475	Total Florida			8,475,000
	Maryland – 0.6%

4,500	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Variable Rate Demand Obligations, Series 2008, Trust R-11436, 0.240%, 7/01/34 – FSA Insured (5)	7/17 at 100.00	A-1	4,500,000

6,605	Maryland Health and Higher Educational Facilities Authority, Variable Rate Demand Revenue Bonds, Goucher College, Series 2007, 0.230%, 7/01/37 (5)	11/09 at 100.00	A-1	6,605,000
11,105	Total Maryland			11,105,000
	Massachusetts – 0.3%

4,985	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Variable Rate Demand Obligations, Series 2008, Trust DCL-018, 0.510%, 1/01/26 (5)	No Opt. Call	A-1	4,985,000
	Michigan – 0.7%

5,215	Lakewood Public Schools, Ionia County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Series 2008, Trust 2624Z, 0.230%, 5/01/15 – FSA Insured (5)	No Opt. Call	VMIG-1	5,215,000

1,140	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2836, 0.310%, 5/01/15 – FSA Insured (5)	No Opt. Call	A-1+	1,140,000

5,000	Portage Public Schools, Kalamazoo County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Series 2008, Trust 3030X, 0.310%, 5/01/16 – FSA Insured (5)	No Opt. Call	A-1	5,000,000
11,355	Total Michigan			11,355,000
	New Jersey – 0.4%

4,975	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Variable Rate Demand Obligations, Series 2008, Trust 2451, 0.510%, 5/01/24 – FSA Insured (5)	No Opt. Call	A-1	4,975,000

2,075	New Jersey Housing and Mortgage Finance Agency, Capital Fund Program Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2008-3034X, 0.290%, 11/01/15 – FSA Insured (5)	No Opt. Call	VMIG-1	2,075,000
7,050	Total New Jersey			7,050,000
	North Carolina – 0.3%

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1287, 0.210%, 12/01/34 (5)	12/15 at 100.00	A-1	5,000,000
	Oregon – 0.3%

5,880	Eugene, Oregon, Electric Utility Revenue Bonds, Variable Rate Demand Obligations, Series 2003A, 0.510%, 8/01/22 – FSA Insured (5)	8/13 at 100.00	A-1	5,880,000
	Pennsylvania – 0.5%

3,500	East Stroudsberg Area School District, Monroe and Pike Counties, Pennsylvania, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2008-3037X, 0.260%, 9/01/15 – FSA Insured (5)	No Opt. Call	VMIG-1	3,500,000

4,330	Pennsylvania State University, General Revenue Bonds, Variable Rate Demand Obligations, Series 2005, Putters 1971, 0.200%, 9/01/13 (5)	No Opt. Call	VMIG-1	4,330,000
7,830	Total Pennsylvania			7,830,000

Nuveen Investments	135

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina – 0.4%

$7,440	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Refunding Building Equity Sooner, Variable Rate Demand Obligations, Tender Option Bond Trust 2056, 0.210%, 12/01/20 – AGC Insured (5)	No Opt. Call	VMIG-1	$7,440,000
	Virginia – 0.6%

4,875	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, The Woodberry Forest School, Variable Rate Demand Obligations, Series 2007, 0.240%, 10/01/37 (5)	4/10 at 100.00	VMIG-1	4,875,000

5,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Variable Rate Demand Obligations, Series 2008, Trust 2917, 0.230%, 10/01/28 (5)	10/18 at 100.00	A-1	5,000,000
9,875	Total Virginia			9,875,000
	Washington – 0.6%

10,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-1C, 0.200%, 11/01/32 – FSA Insured (5)	11/17 at 100.00	N/R	10,000,000
$115,570	Total Short-Term Investments (cost $115,570,000)			115,570,000
	Total Investments (cost $1,657,729,333) – 98.3%			1,685,908,536
	Other Assets Less Liabilities – 1.7%			29,621,083
	Net Assets – 100%			$1,715,529,619

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

136	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

October 31, 2009

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $4,666,636,561, $482,384,652, $797,615,388, $2,350,449,075, and $1,657,729,333, respectively)	$4,215,773,799	$494,395,043	$806,922,760	$2,392,174,725	$1,685,908,536
Cash	36,422,931	14,984,555	5,735,357	9,707,849	27,208,243
Unrealized appreciation on forward swaps	18,795,100	449,700	—	—	—
Receivables:
Interest	106,387,819	9,284,586	13,372,848	38,917,886	23,635,906
Investments sold	30,326,717	144,006	46,690,750	1,570,369	2,183,829
Shares sold	24,898,483	1,644,111	1,372,265	2,646,701	20,381,234
Other assets	135,153	28,401	61,563	191,575	58,163
Total assets	4,432,740,002	520,930,402	874,155,543	2,445,209,105	1,759,375,911
Liabilities
Floating rate obligations	158,797,000	—	20,895,000	—	—
Unrealized depreciation on forward swaps	5,268,800	—	—	1,277,300	—
Payables:
Dividends	10,338,276	1,113,133	1,001,473	1,806,548	2,227,305
Investments purchased	25,440,546	2,603,530	9,519,218	17,124,457	37,897,485
Shares redeemed	26,130,874	1,015,166	1,114,654	1,586,833	2,399,914
Accrued expenses:
Management fees	1,956,926	210,166	335,936	923,697	574,198
12b-1 distribution and service fees	1,082,800	152,719	110,174	123,777	320,214
Other	1,113,657	209,104	313,773	851,936	427,176
Total liabilities	230,128,879	5,303,818	33,290,228	23,694,548	43,846,292
Net assets	$4,202,611,123	$515,626,584	$840,865,315	$2,421,514,557	$1,715,529,619
Class A Shares
Net assets	$2,079,398,763	$355,852,223	$286,585,473	$359,649,334	$836,007,692
Shares outstanding	139,590,460	34,312,164	27,872,719	40,684,841	77,966,694
Net asset value per share	$14.90	$10.37	$10.28	$8.84	$10.72
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$15.55	$10.82	$10.73	$9.11	$10.99
Class B Shares
Net assets	$78,607,897	$11,081,830	$14,535,245	$12,726,497	N/A
Shares outstanding	5,281,365	1,064,918	1,410,152	1,434,549	N/A
Net asset value and offering price per share	$14.88	$10.41	$10.31	$8.87	N/A
Class C Shares
Net assets	$1,011,256,682	$128,468,168	$77,159,205	$82,266,785	$399,449,896
Shares outstanding	67,928,030	12,378,551	7,544,171	9,277,919	37,373,343
Net asset value and offering price per share	$14.89	$10.38	$10.23	$8.87	$10.69
Class I Shares
Net assets	$1,033,347,781	$20,224,363	$462,585,392	$1,966,871,941	$480,072,031
Shares outstanding	69,390,266	1,941,213	45,061,759	222,005,447	45,036,011
Net asset value and offering price per share	$14.89	$10.42	$10.27	$8.86	$10.66
Net Assets Consist of:
Capital paid-in	$5,741,856,582	$522,511,794	$836,369,375	$2,382,233,093	$1,701,869,983
Undistributed (Over-distribution of) net investment income	(8,833,825)	2,686,675	1,125,534	9,225,338	(2,309,464)
Accumulated net realized gain (loss) from investments and derivative transactions	(1,093,075,172)	(22,031,976)	(5,936,966)	(10,392,224)	(12,210,103)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(437,336,462)	12,460,091	9,307,372	40,448,350	28,179,203
Net assets	$4,202,611,123	$515,626,584	$840,865,315	$2,421,514,557	$1,715,529,619

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	137

Statement of Operations (Unaudited)

Six Months Ended October 31, 2009

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Investment Income	$147,330,575	$15,328,361	$22,122,461	$55,993,365	$28,252,277
Expenses
Management fees	9,438,486	1,156,499	1,942,119	5,402,367	2,987,371
12b-1 service fees – Class A	1,706,314	333,573	272,661	344,949	722,074
12b-1 distribution and service fees – Class B	368,573	55,556	77,910	64,044	N/A
12b-1 distribution and service fees – Class C	3,139,028	442,955	269,103	286,877	928,752
Shareholders’ servicing agent fees and expenses	1,145,306	126,105	245,942	699,810	322,392
Interest expense	629,368	6,447	71,277	—	—
Custodian’s fees and expenses	286,575	52,872	72,476	199,391	141,495
Trustees’ fees and expenses	41,138	5,452	9,189	26,547	16,543
Professional fees	190,215	13,016	20,125	55,719	24,875
Shareholders’ reports – printing and mailing expenses	203,725	24,868	47,023	132,400	72,985
Federal and state registration fees	142,605	106,053	91,866	148,011	177,154
Portfolio insurance expense	—	—	567	—	—
Other expenses	65,308	7,370	12,265	36,014	16,273
Total expenses before custodian fee credit	17,356,641	2,330,766	3,132,523	7,396,129	5,409,914
Custodian fee credit	(1,139)	(425)	(378)	(410)	(747)
Net expenses	17,355,502	2,330,341	3,132,145	7,395,719	5,409,167
Net investment income	129,975,073	12,998,020	18,990,316	48,597,646	22,843,110
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(79,645,351)	(6,338,552)	1,912,438	2,066,560	(567,831)
Forward swaps	(4,321,000)	—	—	(2,948,000)	—
Futures	—	(194,170)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	609,801,636	45,100,237	18,452,160	76,658,530	16,151,500
Forward swaps	11,750,093	216,542	—	3,514,902	—
Net realized and unrealized gain (loss)	537,585,378	38,784,057	20,364,598	78,291,992	15,583,669
Net increase (decrease) in net assets from operations	$667,560,451	$51,782,077	$39,354,914	$127,889,638	$38,426,779

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

138	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	High-Yield		All-American
	Six Months Ended 10/31/09	Year Ended 4/30/09	Six Months Ended 10/31/09	Year Ended 4/30/09
Operations
Net investment income	$129,975,073	$241,643,306	$12,998,020	$23,066,339
Net realized gain (loss) from:
Investments	(79,645,351)	(748,298,196)	(6,338,552)	(11,232,208)
Forward swaps	(4,321,000)	—	—	—
Futures	—	(95,361,168)	(194,170)	(67,965)
Change in net unrealized appreciation (depreciation) of:
Investments	609,801,636	(615,659,047)	45,100,237	(33,136,027)
Forward swaps	11,750,093	1,776,207	216,542	233,158
Futures	—	(4,433,216)	—	(292,546)
Net increase (decrease) in net assets from operations	667,560,451	(1,220,332,114)	51,782,077	(21,429,249)
Distributions to Shareholders
From net investment income:
Class A	(68,474,747)	(129,119,960)	(8,722,851)	(15,418,612)
Class B (1)	(2,788,941)	(6,556,800)	(259,782)	(600,970)
Class C	(31,417,327)	(54,694,171)	(2,775,339)	(4,512,527)
Class I (2)	(35,662,397)	(54,435,627)	(502,527)	(564,781)
From accumulated net realized gains:
Class A	—	—	—	—
Class B (1)	—	—	—	—
Class C	—	—	—	—
Class I (2)	—	—	—	—
Decrease in net assets from distributions to shareholders	(138,343,412)	(244,806,558)	(12,260,499)	(21,096,890)
Fund Share Transactions
Proceeds from sale of shares	1,484,280,270	2,131,798,224	94,606,790	207,849,758
Proceeds from shares issued to shareholders due to reinvestment of distributions	78,606,612	118,491,339	5,557,577	8,557,827
	1,562,886,882	2,250,289,563	100,164,367	216,407,585
Cost of shares redeemed	(627,615,206)	(2,131,995,731)	(60,525,549)	(182,798,302)
Net increase (decrease) in net assets from Fund share transactions	935,271,676	118,293,832	39,638,818	33,609,283
Net increase (decrease) in net assets	1,464,488,715	(1,346,844,840)	79,160,396	(8,916,856)
Net assets at the beginning of period	2,738,122,408	4,084,967,248	436,466,188	445,383,044
Net assets at the end of period	$4,202,611,123	$2,738,122,408	$515,626,584	$436,466,188
Undistributed (Over-distribution of) net investment income at the end of period	$(8,833,825)	$(465,486)	$2,686,675	$1,949,154

(1) Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. The reinvestment privilege for Class B Shares is no longer available as of December 31, 2008.

(2) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	139

Statement of Changes in Net Assets (Unaudited) (continued)

	Insured		Intermediate Duration
	Six Months Ended 10/31/09	Year Ended 4/30/09	Six Months Ended 10/31/09	Year Ended 4/30/09
Operations
Net investment income	$18,990,316	$36,158,832	$48,597,646	$98,640,827
Net realized gain (loss) from:
Investments	1,912,438	(4,403,515)	2,066,560	2,379,826
Forward swaps	—	—	(2,948,000)	(10,825,000)
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	18,452,160	(29,485,699)	76,658,530	(59,787,455)
Forward swaps	—	—	3,514,902	(1,086,719)
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	39,354,914	2,269,618	127,889,638	29,321,479
Distributions to Shareholders
From net investment income:
Class A	(6,016,053)	(10,907,424)	(6,617,301)	(11,940,062)
Class B (1)	(293,161)	(754,332)	(204,835)	(507,546)
Class C	(1,383,216)	(2,167,909)	(1,255,839)	(2,135,966)
Class I (2)	(10,578,848)	(21,645,048)	(38,615,558)	(82,021,650)
From accumulated net realized gains:
Class A	—	—	—	—
Class B (1)	—	—	—	—
Class C	—	—	—	—
Class I (2)	—	—	—	—
Decrease in net assets from distributions to shareholders	(18,271,278)	(35,474,713)	(46,693,533)	(96,605,224)
Fund Share Transactions
Proceeds from sale of shares	63,429,988	123,995,050	119,736,269	319,262,030
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,042,614	23,330,444	35,898,429	74,373,450
	75,472,602	147,325,494	155,634,698	393,635,480
Cost of shares redeemed	(47,785,921)	(132,448,469)	(141,124,305)	(496,052,355)
Net increase (decrease) in net assets from Fund share transactions	27,686,681	14,877,025	14,510,393	(102,416,875)
Net increase (decrease) in net assets	48,770,317	(18,328,070)	95,706,498	(169,700,620)
Net assets at the beginning of period	792,094,998	810,423,068	2,325,808,059	2,495,508,679
Net assets at the end of period	$840,865,315	$792,094,998	$2,421,514,557	$2,325,808,059
Undistributed (Over-distribution of) net investment income at the end of period	$1,125,534	$406,496	$9,225,338	$7,321,225

140	Nuveen Investments

	Limited Term
	Six Months Ended 10/31/09	Year Ended 4/30/09
Operations
Net investment income	$22,843,110	$36,132,645
Net realized gain (loss) from:
Investments	(567,831)	(675,299)
Forward swaps	—	—
Futures	—	2,416
Change in net unrealized appreciation (depreciation) of:
Investments	16,151,500	2,747,622
Forward swaps	—	—
Futures	—	—
Net increase (decrease) in net assets from operations	38,426,779	38,207,384
Distributions to Shareholders
From net investment income:
Class A	(12,593,713)	(19,915,404)
Class B (1)	N/A	N/A
Class C	(5,350,549)	(7,918,066)
Class I (2)	(7,260,830)	(8,923,744)
From accumulated net realized gains:
Class A	—	—
Class B (1)	N/A	N/A
Class C	—	—
Class I (2)	—	—
Decrease in net assets from distributions to shareholders	(25,205,092)	(36,757,214)
Fund Share Transactions
Proceeds from sale of shares	643,944,244	766,469,967
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,911,731	19,450,270
	656,855,975	785,920,237
Cost of shares redeemed	(185,517,446)	(380,313,224)
Net increase (decrease) in net assets from Fund share transactions	471,338,529	405,607,013
Net increase (decrease) in net assets	484,560,216	407,057,183
Net assets at the beginning of period	1,230,969,403	823,912,220
Net assets at the end of period	$1,715,529,619	$1,230,969,403
Undistributed (Over-distribution of) net investment income at end of period	$(2,309,464)	$52,518

N/A – Limited Term is not authorized to issue Class B Shares.

(1) Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. The reinvestment privilege for Class B Shares is no longer available as of December 31, 2008.

(2) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	141

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Insured Municipal Bond Fund (“Insured”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, except High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. The Fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Under normal circumstances, the Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower. The Fund may invest up to 10% of its net assets in defaulted municipal bonds. The Fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), uses a research-intensive investment process to identify high-yielding municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

All American’s, Intermediate Durations’ and Limited Term’s investment objective is to provide a high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Each Fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Under normal circumstances, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. Each Fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer potentially above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Insured’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. The Fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the Fund invests at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security), or municipal bonds backed by an escrow or trust account containing sufficient U.S government or U.S government agency securities or U.S Treasury-issued State and Local Government Series (SLGS) securities to ensure timely payment of principal and interest. The Fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term, insured municipal bonds that offer potentially above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap and swaption contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

142	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2009, High Yield, All-American, Insured, Intermediate Duration and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $8,682,182, $2,603,530, $9,519,218, $17,124,457 and $34,685,693, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Insurance

Under normal circumstances, Insured invests at least 80% of its net assets in municipal securities covered by insurance guaranteeing the timely payment of principal and interest. For purposes of the 80% test, insurers must have a claims-paying ability rated at least A by at least one independent rating agency at the time of purchase or at the time the security is insured while in the portfolio. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80% test. The Fund may also invest up to 20% of its net assets in investment grade municipal securities rated below AA (based on the higher of the rating of the insurer, if any, or the underlying security) or, if unrated, judged by the Adviser to be of comparable quality. Certain such bonds may be backed by an escrow containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. government-backed securities.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Nuveen Investments	143

Notes to Financial Statements (Unaudited) (continued)

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the six months ended October 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2009, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Maximum exposure to Recourse Trusts	$581,733,000	$20,505,000	$15,935,000	$11,250,000	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2009, were as follows:

	High Yield	All-American	Insured
Average floating rate obligations outstanding	$121,006,103	$2,130,435	$23,483,478
Average annual interest rate and fees	0.83%	0.60%	0.60%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

144	Nuveen Investments

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of forward swaps.”

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The following Funds invested in forward swap contracts during the six months ended October 31, 2009.

The average notional amounts of forward swap contracts outstanding during the six months ended October 31, 2009, were as follows:

	High Yield	All American	Intermediate Duration
Average notional amount of forward swap contracts outstanding	$194,666,667	$3,000,000	$57,666,667

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The following Funds invested in futures contracts during the six months ended October 31, 2009.

The average number of futures contracts outstanding during the six months ended October 31, 2009, were as follows:

All American
Average number of futures contracts outstanding	15	*
*	The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in futures contracts at the beginning or end of the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risks. The purchase of options involves the risk of loss of all or a part of the cash paid for the options. Options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call

Nuveen Investments	145

Notes to Financial Statements (Unaudited) (continued)

or Put options or swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as “Change in net unrealized appreciation (depreciation) of options or swaptions written” on the Statement of Operations. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a “Net realized gain (loss) from options or swaptions written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds did not invest in options transactions during the six months ended October 31, 2009.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Reflow Liquidity Program

High Yield may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. After purchasing fund shares, ReFlow then redeems those shares when the fund next experiences net sales, at the end of ReFlow’s maximum holding period (currently 28 days), or at other times at ReFlow’s discretion. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% (for each use for up to 28 days) of the value of the fund shares purchased by ReFlow. The fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance.

ReFlow will only purchase Class I shares of a fund and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund.

Fees incurred on the ReFlow liquidity program, if any, are included as a component of “Other expenses” on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

146	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2009:

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$4,215,773,799	$—	$4,215,773,799
Derivatives:
Forward Swaps*	—	13,526,300	—	13,526,300
Total	$—	$4,229,300,099	$—	$4,229,300,099

All-American	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$494,395,043	$—	$494,395,043
Derivatives:
Forward Swaps*	—	449,700	—	449,700
Total	$—	$494,844,743	$—	$494,844,743

Insured	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$806,922,760	$—	$806,922,760

Intermediate Duration	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,378,174,725	$—	$2,378,174,725
Short-Term Investments	—	14,000,000	—	14,000,000
Derivatives:
Forward Swaps*	—	(1,277,300)	—	(1,277,300)
Total	$—	$2,390,897,425	$—	$2,390,897,425

Limited Term	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,570,338,536	$—	$1,570,338,536
Short-Term Investments	—	115,570,000	—	115,570,000
Total	$—	$1,685,908,536	$—	$1,685,908,536
*	Represents net unrealized appreciation (depreciation).

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations

Nuveen Investments	147

Notes to Financial Statements (Unaudited) (continued)

and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Yield
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$18,795,100	Unrealized depreciation on forward swaps*	$5,268,800

All American
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$449,700	—	$—

Intermediate Duration
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	—	$—	Unrealized depreciation on forward swaps*	$1,277,300
*	Represents cumulative appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended October 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Swaps	High Yield	All American	Intermediate Duration
Risk Exposure
Interest Rate	$(4,321,000)	$—	$(2,948,000)
Net Realized Gain (Loss) from Futures Contracts	High Yield	All American	Intermediate Duration
Risk Exposure
Interest Rate	$—	$(194,170)	$—
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	High Yield	All American	Intermediate Duration
Risk Exposure
Interest Rate	$11,750,093	$216,542	$3,514,902

148	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	High Yield
	Six Months Ended 10/31/09		Year Ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	56,759,447	$798,135,404	81,176,134	$1,327,913,912
Class A – automatic conversion of Class B Shares	84,208	1,152,009	121,918	1,743,522
Class B	31,802	448,426	99,612	1,547,688
Class C	19,965,136	279,791,882	13,462,800	194,629,305
Class I	28,899,062	404,752,549	43,316,705	605,963,797
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,762,008	38,811,779	4,402,405	64,354,085
Class B	104,612	1,466,220	203,580	2,969,176
Class C	1,109,953	15,612,655	1,686,371	24,551,183
Class I	1,617,744	22,715,958	1,825,109	26,616,895
	111,333,972	1,562,886,882	146,294,634	2,250,289,563
Shares redeemed:
Class A	(26,302,688)	(369,514,431)	(81,161,894)	(1,220,804,204)
Class B	(530,781)	(7,508,146)	(1,665,222)	(25,171,661)
Class B – automatic conversion to Class A Shares	(84,225)	(1,152,009)	(121,998)	(1,743,522)
Class C	(4,743,037)	(67,128,382)	(19,244,897)	(289,375,879)
Class I	(12,611,614)	(182,312,238)	(41,122,630)	(594,900,465)
	(44,272,345)	(627,615,206)	(143,316,641)	(2,131,995,731)
Net increase (decrease)	67,061,627	$935,271,676	2,977,993	$118,293,832

	All-American
	Six Months Ended 10/31/09		Year Ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,315,623	$43,312,435	15,693,062	$149,488,041
Class A – automatic conversion of Class B Shares	141,636	1,416,293	68,891	677,726
Class B	9,061	95,479	160,812	1,475,280
Class C	2,059,549	20,768,903	5,240,321	49,541,652
Class I	2,979,087	29,013,680	698,729	6,667,059
Shares issued to shareholders due to reinvestment of distributions:
Class A	390,964	3,937,155	650,930	6,238,973
Class B	13,650	137,511	31,837	307,492
Class C	109,593	1,104,999	162,862	1,556,815
Class I	37,335	377,912	47,221	454,547
	10,056,498	100,164,367	22,754,665	216,407,585
Shares redeemed:
Class A	(2,395,278)	(24,123,003)	(14,637,810)	(137,210,194)
Class B	(106,300)	(1,061,291)	(508,260)	(4,936,473)
Class B – automatic conversion to Class A Shares	(141,231)	(1,416,293)	(68,707)	(677,726)
Class C	(1,117,344)	(11,105,425)	(3,628,815)	(34,401,963)
Class I	(2,330,047)	(22,819,537)	(585,684)	(5,571,946)
	(6,090,200)	(60,525,549)	(19,429,276)	(182,798,302)
Net increase (decrease)	3,966,298	$39,638,818	3,325,389	$33,609,283

Nuveen Investments	149

Notes to Financial Statements (Unaudited) (continued)

	Insured
	Six Months Ended 10/31/09		Year Ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,317,437	$44,077,551	8,176,941	$80,700,788
Class A – automatic conversion of Class B Shares	203,340	2,053,199	99,808	994,407
Class B	7,694	79,671	207,589	2,002,912
Class C	1,368,594	13,885,900	3,469,533	33,593,360
Class I	328,568	3,333,667	676,217	6,703,583
Shares issued to shareholders due to reinvestment of distributions:
Class A	340,293	3,467,915	640,288	6,353,191
Class B	16,290	166,245	38,737	385,083
Class C	72,069	730,754	111,397	1,098,170
Class I	755,233	7,677,700	1,564,355	15,494,000
	7,409,518	75,472,602	14,984,865	147,325,494
Shares redeemed:
Class A	(2,157,695)	(21,961,747)	(6,959,751)	(67,904,492)
Class B	(230,778)	(2,363,319)	(536,310)	(5,335,356)
Class B – automatic conversion to Class A Shares	(202,868)	(2,053,199)	(99,602)	(994,407)
Class C	(514,242)	(5,203,984)	(1,621,101)	(15,656,121)
Class I	(1,593,161)	(16,203,672)	(4,278,350)	(42,558,093)
	(4,698,744)	(47,785,921)	(13,495,114)	(132,448,469)
Net increase (decrease)	2,710,774	$27,686,681	1,489,751	$14,877,025

	Intermediate Duration
	Six Months Ended 10/31/09		Year Ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,478,874	$47,954,312	16,335,232	$137,337,953
Class A – automatic conversion of Class B Shares	98,269	852,044	70,727	600,956
Class B	5,119	44,589	287,925	2,415,985
Class C	1,784,176	15,690,922	3,575,244	30,317,212
Class I	6,287,122	55,194,402	17,271,525	148,589,924
Shares issued to shareholders due to reinvestment of distributions:
Class A	539,484	4,718,812	986,565	8,358,099
Class B	12,608	110,609	27,288	232,081
Class C	66,528	584,221	99,863	848,375
Class I	3,479,888	30,484,787	7,639,330	64,934,895
	17,752,068	155,634,698	46,293,699	393,635,480
Shares redeemed:
Class A	(3,365,405)	(29,481,297)	(12,808,000)	(108,020,375)
Class B	(141,947)	(1,242,488)	(602,929)	(5,088,570)
Class B – automatic conversion to Class A Shares	(97,930)	(852,044)	(70,492)	(600,956)
Class C	(877,604)	(7,679,660)	(1,815,873)	(15,389,613)
Class I	(11,658,952)	(101,868,816)	(43,074,457)	(366,952,841)
	(16,141,838)	(141,124,305)	(58,371,751)	(496,052,355)
Net increase (decrease)	1,610,230	$14,510,393	(12,078,052)	$(102,416,875)

150	Nuveen Investments

	Limited Term
	Six Months Ended 10/31/09		Year Ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	27,475,917	$294,755,042	33,501,150	$351,737,312
Class C	12,493,703	133,631,999	11,149,604	116,763,408
Class I	20,212,936	215,557,203	28,471,376	297,969,247
Shares issued to shareholders due to reinvestment of distributions:
Class A	714,994	7,658,263	1,170,997	12,299,629
Class C	235,644	2,517,478	323,399	3,386,737
Class I	256,867	2,735,990	360,817	3,763,904
	61,390,061	656,855,975	74,977,343	785,920,237
Shares redeemed:
Class A	(8,283,631)	(88,800,779)	(22,479,508)	(236,315,273)
Class C	(2,122,183)	(22,706,930)	(5,393,519)	(56,484,420)
Class I	(6,966,215)	(74,009,737)	(8,390,444)	(87,513,531)
	(17,372,029)	(185,517,446)	(36,263,471)	(380,313,224)
Net increase (decrease)	44,018,032	$471,338,529	38,713,872	$405,607,013

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended October 31, 2009, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Purchases	$1,204,923,952	$114,630,873	$71,497,646	$111,262,409	$503,662,969
Sales and maturities	326,605,725	86,541,201	68,898,165	93,383,372	68,748,844

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2009, the cost of investments was as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Cost of investments	$4,511,024,663	$481,773,472	$775,442,440	$2,345,836,678	$1,657,194,238

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2009, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Gross unrealized:
Appreciation	$224,068,808	$28,801,559	$30,057,055	$94,219,899	$43,899,934
Depreciation	(678,211,224)	(16,179,988)	(19,471,918)	(47,881,852)	(15,185,636)
Net unrealized appreciation (depreciation) of investments	$(454,142,416)	$12,621,571	$10,585,137	$46,338,047	$28,714,298

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2009, the Funds’ last tax year end, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$14,314,085	$3,400,249	$2,840,600	$9,568,018	$3,169,303
Undistributed net ordinary income**	734,477	6,025	17,636	—	236,661
Undistributed net long-term capital gains	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 13, 2009, paid on May 1, 2009.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	151

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2009, was designated for purposes of the dividends paid deduction as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$241,708,778	$20,765,047	$35,426,194	$96,514,285	$35,414,183
Distributions from net ordinary income**	1,597,460	—	—	584,136	148,196
Distributions from net long-term capital gains	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2009, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Expiration:
April 30, 2010	$—	$—	$—	$—	$337,552
April 30, 2011	—	—	—	—	998,547
April 30, 2012	—	3,378,131	—	—	—
April 30, 2013	—	605,409	—	—	169,527
April 30, 2014	—	—	—	—	1,064,312
April 30, 2015	273,441	—	—	—	7,283,015
April 30, 2016	25,595,622	—	695,665	—	546,020
April 30, 2017	277,191,907	2,196,257	5,220,856	624,900	1,071,726
Total	$303,060,970	$6,179,797	$5,916,521	$624,900	$11,470,699

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through April 30, 2009, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Post-October capital losses	$695,563,193	$9,318,667	$1,932,881	$8,339,402	$133,442

7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Average Daily Net Assets (1)	All-American Insured Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	.3000%	.2500%
For the next $125 million	.2875	.2375
For the next $250 million	.2750	.2250
For the next $500 million	.2625	.2125
For the next $1 billion	.2500	.2000
For the next $3 billion	.2250	.1750
For net assets over $5 billion	.2125	.1625

152	Nuveen Investments

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of October 31, 2009, the complex-level fee rate was ..1907%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund’s use of financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees or reimburse expenses of Insured and Intermediate Duration so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .975% and .750% of the average daily net assets of any class of Fund shares of Insured and Intermediate Duration, respectively. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended October 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Sales charges collected	$5,473,285	$480,609	$526,014	$204,950	$826,826
Paid to financial intermediaries	4,954,245	423,703	461,104	177,770	738,888

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Commission advances	$4,698,128	$294,026	$221,125	$208,698	$1,676,734

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2009, the Distributor retained such 12b-1 fees as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
12b-1 fees retained	$906,382	$101,571	$84,214	$82,086	$332,010

Nuveen Investments	153

Notes to Financial Statements (Unaudited) (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2009, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
CDSC retained	$152,349	$11,943	$7,688	$8,309	$58,763

8. Borrowing Arrangements

On December 22, 2008, the High Yield Fund entered into a committed secured line of credit totaling $250 million. The line of credit was comprised of two commitments, (a) $150 million maturing on April 2, 2009, and bearing an interest rate per annum equal to the Federal Funds Rate plus .55% and (b) $100 million maturing on February 27, 2009, and bearing an interest rate per annum equal to the Federal Funds Rate plus 1.50%. On February 27, 2009, the $100 million line matured without being utilized by the Fund. On April 2, 2009, the Fund extended its $150 million line of credit to June 1, 2009.

On June 1, 2009, High Yield entered into a $150 million committed secured line of credit (“Committed Line”) to mature on May 31, 2010. The line of credit bears an interest rate per annum equal to the London Inter-bank Offered Rate (LIBOR) plus 1.25% and accrues a commitment fee of .15% per annum on the unused portion of the Committed Line.

During the six months ended October 31, 2009, the Fund’s combined average daily loan balance outstanding on all obligations under these borrowing arrangements and corresponding weighted average annualized interest rate were $15,407,692 and 1.56%, respectively.

9. New Accounting Standards

Accounting for Transfer of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

10. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 2009, to shareholders of record on November 27, 2009, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Dividend per share:
Class A	$.0890	$.0445	$.0375	$.0280	$.0280
Class B	.0800	.0385	.0310	.0225	N/A
Class C	.0825	.0400	.0325	.0240	.0250
Class I	.0915	.0465	.0390	.0295	.0295

N/A – Limited Term is not authorized to issue Class B Shares.

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through December 29, 2009, which is the date the financial statements were issued.

154	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	155

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (6/99)
2010(f)	$12.73	$.53	$2.20	$2.73	$(.56)	$—		$(.56)	$14.90	21.70%
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—		(1.14)	12.73	(28.45)
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—		(1.08)	19.26	(10.97)
2007	22.06	1.06	.73	1.79	(1.08)	—	**	(1.08)	22.77	8.24
2006	21.84	1.10	.24	1.34	(1.12)	—		(1.12)	22.06	6.25
2005	20.55	1.18	1.34	2.52	(1.22)	(.01)		(1.23)	21.84	12.60
Class B (6/99)
2010(f)	12.72	.48	2.19	2.67	(.51)	—		(.51)	14.88	21.19
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—		(1.02)	12.72	(28.99)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—		(.92)	19.24	(11.63)
2007	22.04	.89	.72	1.61	(.90)	—	**	(.90)	22.75	7.43
2006	21.82	.93	.25	1.18	(.96)	—		(.96)	22.04	5.48
2005	20.53	1.03	1.34	2.37	(1.07)	(.01)		(1.08)	21.82	11.78
Class C (6/99)
2010(f)	12.73	.49	2.19	2.68	(.52)	—		(.52)	14.89	21.30
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—		(1.06)	12.73	(28.87)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—		(.96)	19.25	(11.44)
2007	22.05	.94	.72	1.66	(.95)	—	**	(.95)	22.76	7.65
2006	21.83	.98	.24	1.22	(1.00)	—		(1.00)	22.05	5.68
2005	20.54	1.06	1.35	2.41	(1.11)	(.01)		(1.12)	21.83	12.00
Class I (6/99)(e)
2010(f)	12.73	.54	2.19	2.73	(.57)	—		(.57)	14.89	21.72
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—		(1.18)	12.73	(28.33)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—		(1.12)	19.26	(10.82)
2007	22.07	1.11	.72	1.83	(1.12)	—	**	(1.12)	22.78	8.48
2006	21.85	1.14	.24	1.38	(1.16)	—		(1.16)	22.07	6.45
2005	20.55	1.21	1.37	2.58	(1.27)	(.01)		(1.28)	21.85	12.87

156	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets
Ending Net Assets (000)	Expenses Including Interest(c)(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$2,079,399.90		%*	.87	%*	7.54	%*	9%
1,352,846.97			.88		7.20		50
1,959,271	1.08		.83		5.27		27
2,627,743.88			.83		4.70		5
1,800,261.88			.88		4.97		4
786,921.91			.91		5.52		5

78,608	1.65	*	1.62	*	6.85	*	9
73,287	1.72		1.63		6.41		50
139,377	1.83		1.59		4.53		27
184,996	1.63		1.58		3.97		5
171,326	1.62		1.62		4.23		4
146,041	1.66		1.66		4.84		5

1,011,257	1.45	*	1.42	*	7.00	*	9
656,599	1.52		1.43		6.63		50
1,071,895	1.63		1.39		4.73		27
1,375,664	1.43		1.38		4.15		5
908,434	1.43		1.43		4.42		4
463,435	1.46		1.46		4.98		5

1,033,348.70		*	.67	*	7.74	*	9
655,390.77			.68		7.38		50
914,424.89			.64		5.49		27
1,177,168.67			.62		4.87		5
291,435.68			.68		5.16		4
78,569.71			.71		5.70		5

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities and interest expense paid on Fund borrowings, as described in Footnote 7 – Borrowing Arrangements.
(d)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended April 30:
2010(f)	.01	%*
2009	.01
2008	.06
2007	—
2006	—
2005	—

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended October 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	157

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/88)
2010(e)	$9.54	$.28	$.81	$1.09	$(.26)	$—	$(.26)	$10.37	11.57%
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54	(4.41)
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47
2006	11.03	.48	(.23)	.25	(.48)	—	(.48)	10.80	2.33
2005	10.75	.51	.29	.80	(.52)	—	(.52)	11.03	7.58
Class B (2/97)
2010(e)	9.57	.24	.83	1.07	(.23)	—	(.23)	10.41	11.25
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66
2006	11.05	.40	(.23)	.17	(.40)	—	(.40)	10.82	1.55
2005	10.77	.43	.29	.72	(.44)	—	(.44)	11.05	6.75
Class C (6/93)
2010(e)	9.55	.25	.82	1.07	(.24)	—	(.24)	10.38	11.26
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87
2006	11.03	.42	(.23)	.19	(.42)	—	(.42)	10.80	1.75
2005	10.75	.45	.29	.74	(.46)	—	(.46)	11.03	6.97
Class I (2/97)(d)
2010(e)	9.58	.29	.82	1.11	(.27)	—	(.27)	10.42	11.73
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72
2006	11.07	.50	(.24)	.26	(.50)	—	(.50)	10.83	2.40
2005	10.78	.53	.30	.83	(.54)	—	(.54)	11.07	7.83

158	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets

Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$355,852.82		%*	.82	%*	5.53	%*	19%
303,949.83			.80		5.48		31
315,885.91			.80		4.43		29
283,722.91			.79		4.21		6
247,254.79			.79		4.37		8
234,606.80			.80		4.68		11

11,082	1.57	*	1.57	*	4.80	*	19
12,342	1.57		1.54		4.70		31
17,624	1.66		1.55		3.66		29
22,087	1.67		1.55		3.46		6
33,500	1.54		1.54		3.61		8
40,377	1.55		1.55		3.93		11

128,468	1.37	*	1.37	*	4.98	*	19
108,149	1.38		1.35		4.95		31
100,333	1.46		1.35		3.89		29
78,977	1.46		1.34		3.66		6
76,049	1.34		1.34		3.82		8
74,254	1.35		1.35		4.13		11

20,224.62		*	.62	*	5.73	*	19
12,027.63			.60		5.67		31
11,541.71			.60		4.64		29
8,910.71			.59		4.42		6
7,173.59			.59		4.57		8
6,767.60			.60		4.87		11

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the six months ended October 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	159

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INSURED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2010(f)	$10.02	$.23	$.26	$.49	$(.23)	$—	$(.23)	$10.28	4.88%
2009	10.45	.46	(.44)	.02	(.45)	—	(.45)	10.02	.33
2008	10.82	.45	(.36)	.09	(.45)	(.01)	(.46)	10.45	.85
2007	10.69	.45	.13	.58	(.45)	— **	(.45)	10.82	5.52
2006	11.04	.45	(.24)	.21	(.46)	(.10)	(.56)	10.69	1.84
2005	10.86	.47	.19	.66	(.48)	—	(.48)	11.04	6.19
Class B (2/97)
2010(f)	10.04	.20	.26	.46	(.19)	—	(.19)	10.31	4.57
2009	10.47	.38	(.44)	(.06)	(.37)	—	(.37)	10.04	(.44)
2008	10.83	.37	(.35)	.02	(.37)	(.01)	(.38)	10.47	.14
2007	10.70	.37	.13	.50	(.37)	— **	(.37)	10.83	4.70
2006	11.05	.37	(.25)	.12	(.37)	(.10)	(.47)	10.70	1.06
2005	10.86	.39	.20	.59	(.40)	—	(.40)	11.05	5.48
Class C (9/94)
2010(f)	9.96	.20	.27	.47	(.20)	—	(.20)	10.23	4.70
2009	10.39	.40	(.44)	(.04)	(.39)	—	(.39)	9.96	(.28)
2008	10.75	.39	(.36)	.03	(.38)	(.01)	(.39)	10.39	.31
2007	10.62	.39	.13	.52	(.39)	— **	(.39)	10.75	4.91
2006	10.96	.39	(.24)	.15	(.39)	(.10)	(.49)	10.62	1.33
2005	10.78	.41	.18	.59	(.41)	—	(.41)	10.96	5.60
Class I (12/86)(e)
2010(f)	10.00	.24	.26	.50	(.23)	—	(.23)	10.27	5.09
2009	10.43	.48	(.44)	.04	(.47)	—	(.47)	10.00	.51
2008	10.79	.47	(.35)	.12	(.47)	(.01)	(.48)	10.43	1.11
2007	10.67	.47	.12	.59	(.47)	— **	(.47)	10.79	5.61
2006	11.01	.47	(.24)	.23	(.47)	(.10)	(.57)	10.67	2.11
2005	10.83	.50	.18	.68	(.50)	—	(.50)	11.01	6.38

160	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement						Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$286,585.81		%*	.79	%*	4.55	%*	.81	%*	.79	%*	4.55	%*	8%
252,137.88			.79		4.58		.88		.79		4.58		10
242,493.99			.77		4.25		.99		.77		4.25		9
220,377.96			.77		4.17		.96		.77		4.17		10
205,982.78			.78		4.13		.78		.78		4.13		27
200,707.79			.79		4.32		.79		.79		4.32		26

14,535	1.56	*	1.54	*	3.80	*	1.56	*	1.54	*	3.80	*	8
18,273	1.62		1.53		3.83		1.62		1.53		3.83		10
23,125	1.74		1.52		3.49		1.74		1.52		3.49		9
27,490	1.71		1.52		3.42		1.71		1.52		3.42		10
34,186	1.53		1.53		3.38		1.53		1.53		3.38		27
40,777	1.54		1.54		3.58		1.54		1.54		3.58		26

77,159	1.36	*	1.34	*	4.00	*	1.36	*	1.34	*	4.00	*	8
65,940	1.43		1.34		4.04		1.43		1.34		4.04		10
48,375	1.54		1.32		3.70		1.54		1.32		3.70		9
34,338	1.51		1.32		3.62		1.51		1.32		3.62		10
33,459	1.33		1.33		3.58		1.33		1.33		3.58		27
33,857	1.34		1.34		3.78		1.34		1.34		3.78		26

462,585.61		*	.59	*	4.75	*	.61	*	.59	*	4.75	*	8
455,745.68			.59		4.78		.68		.59		4.78		10
496,431.79			.57		4.44		.79		.57		4.44		9
540,402.76			.57		4.37		.76		.57		4.37		10
569,874.58			.58		4.33		.58		.58		4.33		27
614,657.59			.59		4.53		.59		.59		4.53		26

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended October 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	161

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/95)
2010(f)	$8.54	$.17	$.30	$.47	$(.17)	$—	$(.17)	$8.84	5.52%
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54	1.22
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98
2006	9.10	.34	(.18)	.16	(.33)	(.04)	(.37)	8.89	1.70
2005	9.01	.35	.22	.57	(.35)	(.13)	(.48)	9.10	6.39
Class B (2/97)
2010(f)	8.57	.14	.30	.44	(.14)	—	(.14)	8.87	5.10
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57	.43
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27
2006	9.11	.27	(.17)	.10	(.26)	(.04)	(.30)	8.91	1.01
2005	9.02	.28	.22	.50	(.28)	(.13)	(.41)	9.11	5.55
Class C (6/95)
2010(f)	8.57	.15	.29	.44	(.14)	—	(.14)	8.87	5.21
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57	.76
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58
2006	9.11	.29	(.19)	.10	(.27)	(.04)	(.31)	8.90	1.10
2005	9.02	.30	.22	.52	(.30)	(.13)	(.43)	9.11	5.75
Class I (11/76)(e)
2010(f)	8.56	.18	.29	.47	(.17)	—	(.17)	8.86	5.58
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56	1.51
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30
2006	9.11	.36	(.18)	.18	(.35)	(.04)	(.39)	8.90	1.90
2005	9.02	.37	.22	.59	(.37)	(.13)	(.50)	9.11	6.59

162	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement						Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$359,649.76		%*	.76	%*	3.91	%*	.76	%*	.76	%*	3.91	%*	4%
324,071.76			.76		4.03		.76		.76		4.03		6
292,750.75			.75		3.77		.75		.75		3.77		23
304,084.75			.75		3.76		.75		.75		3.76		38
289,148.75			.75		3.76		.75		.75		3.76		43
250,322.76			.76		3.85		.76		.76		3.85		32

12,726	1.51	*	1.51	*	3.17	*	1.51	*	1.51	*	3.17	*	4
14,204	1.51		1.51		3.26		1.51		1.51		3.26		6
17,745	1.50		1.50		3.01		1.50		1.50		3.01		23
20,700	1.50		1.50		3.01		1.50		1.50		3.01		38
28,104	1.50		1.50		2.99		1.50		1.50		2.99		43
36,106	1.51		1.51		3.10		1.51		1.51		3.10		32

82,267	1.31	*	1.31	*	3.36	*	1.31	*	1.31	*	3.36	*	4
71,165	1.31		1.31		3.48		1.31		1.31		3.48		6
56,741	1.30		1.30		3.22		1.30		1.30		3.22		23
54,909	1.30		1.30		3.21		1.30		1.30		3.21		38
57,734	1.30		1.30		3.20		1.30		1.30		3.20		43
63,972	1.31		1.31		3.30		1.31		1.31		3.30		32

1,966,872.56		*	.56	*	4.11	*	.56	*	.56	*	4.11	*	4
1,916,368.56			.56		4.21		.56		.56		4.21		6
2,128,272.55			.55		3.96		.55		.55		3.96		23
2,046,934.55			.55		3.96		.55		.55		3.96		38
2,128,270.55			.55		3.95		.55		.55		3.95		43
2,298,373.56			.56		4.05		.56		.56		4.05		32

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended October 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	163

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (10/87)
2010(e)	$10.60	$.17	$.13	$.30	$(.18)	$—		$(.18)	$10.72	2.89%
2009	10.63	.38	(.03)	.35	(.38)	—		(.38)	10.60	3.38
2008	10.60	.38	.03	.41	(.38)	—		(.38)	10.63	3.95
2007	10.55	.38	.04	.42	(.37)	—	**	(.37)	10.60	4.07
2006	10.76	.36	(.22)	.14	(.35)	—		(.35)	10.55	1.29
2005	10.78	.35	(.02)	.33	(.35)	—		(.35)	10.76	3.08
Class C (12/95)
2010(e)	10.57	.15	.14	.29	(.17)	—		(.17)	10.69	2.72
2009	10.60	.34	(.03)	.31	(.34)	—		(.34)	10.57	3.04
2008	10.57	.34	.04	.38	(.35)	—		(.35)	10.60	3.61
2007	10.52	.34	.05	.39	(.34)	—	**	(.34)	10.57	3.72
2006	10.74	.32	(.23)	.09	(.31)	—		(.31)	10.52	.86
2005	10.76	.32	(.03)	.29	(.31)	—		(.31)	10.74	2.75
Class I (2/97)(d)
2010(e)	10.54	.18	.13	.31	(.19)	—		(.19)	10.66	2.99
2009	10.57	.40	(.03)	.37	(.40)	—		(.40)	10.54	3.59
2008	10.54	.40	.04	.44	(.41)	—		(.41)	10.57	4.21
2007	10.50	.40	.04	.44	(.40)	—	**	(.40)	10.54	4.22
2006	10.72	.38	(.23)	.15	(.37)	—		(.37)	10.50	1.43
2005	10.74	.37	(.02)	.35	(.37)	—		(.37)	10.72	3.33

164	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets
Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$836,008.72		%*	.72	%*	3.17	%*	5%
615,646.72			.72		3.59		11
487,491.72			.72		3.57		12
410,955.73			.73		3.55		16
460,864.72			.72		3.36		59
489,920.72			.72		3.29		37

399,450	1.07	*	1.07	*	2.82	*	5
282,951	1.07		1.07		3.24		11
219,228	1.07		1.07		3.22		12
213,117	1.08		1.08		3.20		16
271,925	1.07		1.07		3.00		59
313,073	1.07		1.07		2.93		37

480,072.52		*	.52	*	3.36	*	5
332,373.52			.52		3.78		11
117,193.52			.52		3.77		12
41,901.52			.52		3.78		16
16,703.52			.52		3.55		59
17,786.52			.52		3.48		37

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the six months ended October 31, 2009.

See accompanying notes to financial statements.

Nuveen Investments	165

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

166	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory, except as noted. With respect to the Nuveen High Yield Municipal Bond Fund, based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members were satisfied with the steps taken to address performance issues during extraordinary times.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues

Nuveen Investments	167

Annual Investment Management Agreement Approval Process (continued)

and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

168	Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	169

Notes

170	Nuveen Investments

Notes

Nuveen Investments	171

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

172	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	173

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NAT-1009D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date January 8, 2010

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date January 8, 2010